As filed with the Securities and Exchange Commission on October 27, 2022

Securities Act Registration No. 333-196273

Investment Company Act Registration No. 811-22930

United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

Registration Statement under the Securities Act of 1933

Pre-effective Amendment No. __	☐
Post-effective Amendment No. 136	☒

Registration Statement under the Investment Company Act of 1940
Amendment No. 137	☒

(Check appropriate box or boxes)

USCF ETF Trust

(Exact Name of Registrant as Specified in Charter)

1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596

(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

(510) 522-9600

(Registrant’s Telephone Number, including Area Code)

Daphne G. Frydman

Chief Legal Officer

USCF Advisers LLC

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

(Name and Address of Agent for Service)

Copy to:

James M. Cain

Cynthia R. Beyea

Eversheds Sutherland (US) LLP

700 Sixth Street NW, Suite 700

Washington, DC 20001

Phone: (202) 383-0100

Facsimile: (202) 637-3593

As soon as practicable after this filing becomes effective.

(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On October 30, 2022 pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

USCF Dividend Income Fund
(UDI)

October 30, 2022

USCF ETF TRUST

*Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

FUND SUMMARY — USCF DIVIDEND INCOME FUND

Investment Objective

The primary investment objective of the USCF Dividend Income Fund (the “Fund”) is to seek a high level of current income.

As a secondary objective, the Fund seeks growth of income.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.65%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds.

It illustrates the hypothetical expenses that investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$66	$208

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio holdings received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the fiscal period from June 7, 2022 (inception) through June 30, 2022, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund seeks a high level of current income and, as a secondary objective, growth of income, by investing in U.S. exchange-traded dividend-paying and dividend-growth companies that meet the Fund’s environmental, social and governance (“ESG”) criteria. The Fund may also invest in U.S. exchange-traded equity securities of issuers domiciled outside the U.S., including American Depositary Receipts (“ADRs”). The Fund may also invest in real estate investment trusts (“REITs”), with a typical sector limit of 25% or two times the weight in the Russell 1000 Value Index, whichever is greater. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying equity securities and in other instruments that have economic characteristics similar to such securities.

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Miller/Howard Investments, Inc. (the “Sub-Adviser”), serves as the Fund’s sub-adviser and manages the Fund’s investments. The Fund primarily utilizes a bottom-up fundamental research process to evaluate companies, and uses quantitative research to identify and compare potential candidates for further fundamental review. Fundamental research is based on reviewing primary source documents, such as SEC filings, company presentations, meetings with management, industry conferences, and engagement with industry experts and analysts as well as third-party research.

The Fund assesses companies based on a number of key metrics, including dividend yield, prospects for dividend growth, balance sheet strength, dividend coverage, and low valuations. In evaluating potential portfolio companies for investment, the Fund will consider the company’s liquidity (generally selecting companies with average daily trading value greater than $30 million) and market capitalization (generally selecting companies with market capitalization greater than $4 billion). The Fund will also consider the company’s ownership, public float, and corporate structure, and the company’s financial characteristics, business model, valuation, and management and board members. To be considered as potential Fund investments, such companies will typically meet the Fund’s criteria of persistent cash flow generation and have management teams with a consistent track record of efficient capital allocation, including a strong commitment to pay and grow the dividend.

As an integral part of its process to evaluate potential portfolio companies, the Fund conducts an ESG assessment. The Fund will first screen out companies based on certain objective ESG characteristics. Such screening criteria eliminates: (i) companies that extract coal; (ii) companies that derive greater than 10% of revenue from production of alcohol, tobacco, or firearms; and (iii) companies that provide parts or services that are tailor-made and necessary for the lethal function of controversial weapons. The Fund uses audited reports and other publicly available information in order to determine whether a company should be screened out of the Fund’s investable universe.

In addition to the companies eliminated by the screening process, the Fund seeks to eliminate, based on its own assessment, companies that have demonstrated a history of weak governance or repeated failures to prevent or mitigate ESG risks. The Fund evaluates a company’s performance relative to peers on environmental or social indicators. Examples of such ESG key performance indicators include the frequency and scope of its ESG disclosures, human rights record and policies, and corporate board structure. More specifically, the Fund’s ESG assessments focus on the following criteria:

•	Governance and Ethics. The Fund believes that oversight of management is a board’s responsibility, and further, that oversight of the board is an investor right and responsibility. As such, the Fund considers the structure of a company’s board and whether it has an independent chair, the extent to which the company is controlled by insiders and family members, and the responsiveness of the board to investor votes. The Fund also considers the strength and vision of a company’s leaders and the company’s strategy and vision.
•	Environmental Record. The Fund seeks to invest in companies that aim to minimize and mitigate the negative impacts of their operations on the environment. In assessing a company, the Fund considers a company’s strategy regarding natural resources and the planet, and how it mitigates any unintentional or unavoidable environmental harms caused by its operations.
•	Human Rights. The Fund favors companies that have human rights policies, practices, and due diligence processes that are grounded in international norms, including the United Nation’s Guiding Principles on Business and Human Rights.
•	Diversity. The Fund reviews each company for certain indicators, including the racial, ethnic, and gender composition of its Board, management, and workforce, to reveal areas where human capital management is lagging, recruitment is failing to capture the range of expertise and suitable candidates available, where homogeneity might be creating narrowness of perspectives and/or confirmation bias, and where a company’s competitive advantage may be at risk.

In completing its ESG assessments, the Fund does not rely on any one source of information, but rather collects information from multiple sources including a company’s audited reports and other publicly available information (such as sustainability reports and voluntary ESG disclosures); third-party ESG research and ratings from ESG data providers; non-profit benchmark reports, research, and analysis; media reports; and discussions with company management.

The Sub-Adviser then constructs the Fund’s portfolio from the investable universe by taking into consideration both the financial and ESG profile of each candidate, equally. The Fund is not required to invest in any specific number of companies, but will typically invest in approximately thirty to forty-five companies, each of which meet the Fund’s financial and ESG criteria.

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Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Market Risk. The trading prices of financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including global pandemics, such as the recent outbreak of COVID-19. The Fund’s net asset value (“NAV”) and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Equity Securities Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Equity Income Securities Risk. The Fund may invest in equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to shareholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer. Although the Fund may seek capital appreciation with respect to particular investments, its overall focus on generating income from dividends and distributions from equity securities may mean that it does not always seek, or obtain, capital appreciation from equity investments. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

Foreign Securities Risk. Investing in foreign companies, including direct investments and investments through ADRs, involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares.

American Depositary Receipts Risk. ADRs are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

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Emerging Markets Risk. The Fund may invest in ADRs linked to companies located in emerging market countries. The Fund’s investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. In addition, foreign investors may be required to register or pay taxes or tariffs on the proceeds of securities sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Small and Mid-Capitalization Risk. The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

ESG Investing Risk. The Fund’s consideration of ESG factors in selecting investments may limit the investment opportunities available to the Fund or exclude the securities of certain issuers for non-financial reasons. As such, the Fund may invest in companies or industries that are out of favor in the market or underperforming the market, and the Fund may forego certain market opportunities available to funds that do not invest using ESG criteria. Companies that meet the Fund’s ESG criteria may be more focused on long-term rather than short-term returns, and thus may underperform in the short-term and adversely impact the Fund’s short-term performance. In evaluating a company based on ESG criteria, the Fund may use information and data from third-party providers of ESG research, which may be incomplete, inaccurate or unavailable. There is no uniform set of ESG standards, and different third-party providers may provide different or inconsistent information and data. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors.

Real Estate Securities Risk. Because the Fund may invest in REITs, the Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended (the “Code”) or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”), which could produce adverse economic consequences for the REIT and its investors, including the Fund.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of income over the long term. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity, and increased trading costs. There remains significant uncertainty around the duration of the impacts from COVID-19, including uncertainty regarding new variants that have emerged. Other infectious illness outbreaks in the future may result in similar impacts.

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Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time.

New Fund Risk. Since the Fund is new, there can be no assurance that the Fund will grow to or maintain an economically viable size. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation rates have risen to the highest levels seen in many decades. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Authorized Participants Risk. Only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with the Fund’s distributor (“Authorized Participants”) may purchase or redeem shares at NAV. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Fund Performance

The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided in this section once the Fund has annual returns for a full calendar year. Current performance information is available at www.uscfinvestments.com.

Performance information, when available, will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance and does not guarantee future results. The Fund may perform better or worse in the future.

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Management

USCF Advisers LLC serves as the investment adviser to the Fund.

Miller/Howard Investments, Inc. serves as the investment sub-adviser to the Fund.

Portfolio Managers

Gregory Powell, PhD, the Chief Investment Officer and a Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since the Fund began operations in June 2022.

John (“Jack”) E. Leslie III, CFA, a Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since the Fund began operations in June 2022.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund may only be purchased and sold in the secondary market on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). This is known as the “bid-ask spread”.

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread is available on the Fund’s website at www.uscfinvestments.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only Authorized Participants that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Creation Units consist of 25,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (i.e., “baskets”) closely approximating holdings of the Fund and a designated amount of cash, but has adopted policies and procedures to allow it to utilize custom baskets consistent with the rules under the 1940 Act. Purchasers and redeemers of Creation Units are required to pay an additional charge of $350 to compensate the Fund for brokerage and transaction expenses.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT OBJECTIVE, STRATEGY, AND RISK INFORMATION

Investment Objectives

The Fund seeks a high level of current income as its primary investment objective. As a secondary objective, the Fund seeks growth of income.

Because the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

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Principal Investment Strategies of the Fund

The Fund is an actively managed ETF. The Fund seeks a high level of current income and, as a secondary objective, growth of income, by investing in U.S. exchange-traded dividend-paying and dividend-growth companies that meet the Fund’s ESG criteria. The Fund may also invest in U.S. exchange-traded equity securities of issuers domiciled outside the U.S., including ADRs. The Fund may also invest in REITs, with a typical sector limit of 25% or two times the weight in the Russell 1000 Value Index, whichever is greater. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying equity securities and in other instruments that have economic characteristics similar to such securities.

The Fund primarily utilizes a bottom-up fundamental research process to evaluate companies, and uses quantitative research to identify and compare potential candidates for further fundamental review. Fundamental research is based on reviewing primary source documents, such as SEC filings, company presentations, meetings with management, industry conferences, and engagement with industry experts and analysts as well as third-party research.

The Fund assesses companies based on a number of key metrics, including dividend yield, prospects for dividend growth, balance sheet strength, dividend coverage, and low valuations. In evaluating potential portfolio companies for investment, the Fund will consider the company’s liquidity (generally selecting companies with average daily trading value greater than $30 million) and market capitalization (generally selecting companies with market capitalization greater than $4 billion). The Fund will also consider the company’s ownership, public float, and corporate structure, and the company’s financial characteristics, business model, valuation, and management and board members. To be considered as potential Fund investments, such companies will typically meet the Fund’s criteria of persistent cash flow generation and have management teams with a consistent track record of efficient capital allocation, including a strong commitment to pay and grow the dividend.

As an integral part of its process to evaluate potential portfolio companies, the Fund conducts an ESG assessment. The Fund will first screen out companies based on certain objective ESG characteristics. Such screening criteria eliminates: (i) companies that extract coal; (ii) companies that derive greater than 10% of revenue from production of alcohol, tobacco, or firearms; and (iii) companies that provide parts or services that are tailor-made and necessary for the lethal function of controversial weapons. The Fund uses audited reports and other publicly available information in order to determine whether a company should be screened out of the Fund’s investable universe.

In addition to the companies eliminated by the screening process, the Fund seeks to eliminate, based on its own assessment, companies that have demonstrated a history of weak governance or repeated failures to prevent or mitigate ESG risks. The Fund evaluates a company’s performance relative to peers on environmental or social indicators. Examples of such ESG key performance indicators include the frequency and scope of its ESG disclosures, human rights record and policies, and corporate board structure. More specifically, the Fund’s ESG assessments focus on the following criteria:

•	Governance and Ethics. The Fund believes that oversight of management is a board’s responsibility, and further, that oversight of the board is an investor right and responsibility. As such, the Fund considers the structure of a company’s board and whether it has an independent chair, the extent to which the company is controlled by insiders and family members, and the responsiveness of the board to investor votes. The Fund also considers the strength and vision of a company’s leaders and the company’s strategy and vision.
•	Environmental Record. The Fund seeks to invest in companies that aim to minimize and mitigate the negative impacts of their operations on the environment. In assessing a company, the Fund considers a company’s strategy regarding natural resources and the planet, and how it mitigates any unintentional or unavoidable environmental harms caused by its operations.
•	Human Rights. The Fund favors companies that have human rights policies, practices, and due diligence processes that are grounded in international norms, including the United Nation’s Guiding Principles on Business and Human Rights.
•	Diversity. The Fund reviews each company for certain indicators, including the racial, ethnic, and gender composition of its Board, management, and workforce, to reveal areas where human capital management is lagging, recruitment is failing to capture the range of expertise and suitable candidates available, where homogeneity might be creating narrowness of perspectives and/or confirmation bias, and where a company’s competitive advantage may be at risk.

In completing its ESG assessments, the Fund does not rely on any one source of information, but rather collects information from multiple sources including a company’s audited reports and other publicly available information (such as sustainability reports and voluntary ESG disclosures); third-party ESG research and ratings from ESG data providers; non-profit benchmark reports, research, and analysis; media reports; and discussions with company management.

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The Sub-Adviser then constructs the Fund’s portfolio from the investable universe by taking into consideration both the financial and ESG profile of each candidate, equally. The Fund is not required to invest in any specific number of companies, but will typically invest in approximately thirty to forty-five companies, each of which meets the Fund’s financial and ESG criteria.

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Market Risk. The trading prices of financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including global pandemics, such as the recent outbreak of COVID-19. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund, as a registered investment company, is subject to regulations under the 1940 Act. These regulations are complex and often subject to varying degrees of formal and information interpretation by courts, the SEC and the SEC staff, and at times these interpretations may be at odds with each other.

Equity Securities Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Equity Income Securities Risk. The Fund may invest in equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to shareholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer. Although the Fund may seek capital appreciation with respect to particular investments, its overall focus on generating income from dividends and distributions from equity securities may mean that it does not always seek, or obtain, capital appreciation from equity investments. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

Foreign Securities Risk. Investing in foreign companies, including direct investments and investments through ADRs, involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares.

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American Depositary Receipts Risk. The fund may invest in ADRs. Depositary Receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of a Depositary Receipt investment in ways different from direct investments in foreign securities. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock.

Emerging Markets Risk. The Fund may invest in ADRs linked to companies located in emerging market countries. The Fund’s investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. In addition, foreign investors may be required to register or pay taxes or tariffs on the proceeds of securities sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Small and Mid-Capitalization Risk. The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

ESG Investing Risk. The Fund’s consideration of ESG factors in selecting investments may limit the investment opportunities available to the Fund or exclude the securities of certain issuers for non-financial reasons. As such, the Fund may invest in companies or industries that are out of favor in the market or underperforming the market, and the Fund may forego certain market opportunities available to funds that do not invest using ESG criteria. Companies that meet the Fund’s ESG criteria may be more focused on long-term rather than short-term returns, and thus may underperform in the short-term and adversely impact the Fund’s short-term performance. In evaluating a company based on ESG criteria, the Fund may use information and data from third-party providers of ESG research, which may be incomplete, inaccurate or unavailable. Research providers might only take into account one of many ESG related components of a company. There is no uniform set of ESG standards, and different third-party providers may provide different or inconsistent information and data, and the data may not be comparable. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. A company’s business practices, products or services may change over time. It is possible that companies identified through the Fund’s consideration of ESG factors will not operate as expected and will not exhibit positive ESG characteristics to the extent the Fund might have anticipated. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a company. As a result, the Fund may invest in companies that do not reflect the beliefs of any particular investor.

Real Estate Securities Risk. Because the Fund may invest in REITs, the Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Code, as amended or fail to maintain its exemption from registration under the 1940 Act, which could produce adverse economic consequences for the REIT and its investors, including the Fund.

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Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of income over the long term. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity, and increased trading costs. There remains significant uncertainty around the duration of the impacts from COVID-19, including uncertainty regarding new variants that have emerged. Other infectious illness outbreaks in the future may result in similar impacts.

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. It is also difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Unexpected market illiquidity may cause major losses at any time.

New Fund Risk. Since the Fund is new, there can be no assurance that the Fund will grow to or maintain an economically viable size. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation rates have risen to the highest levels seen in many decades. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an Authorized Participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser and Sub-Adviser believe that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases the Fund’s shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, then the investor may sustain losses.

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Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Market makers are under no obligation to make a market in the Fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In times of market stress, market makers or other Authorized Participants may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Authorized Participants Risk. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Temporary Defensive Positions

The Fund may take temporary defensive positions that are inconsistent with its stated principal investment strategy, for instance, by allocating assets to cash, cash equivalent investments or other less volatile instruments in response to unusual market, economic, political, or other adverse conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings will be disclosed each day on its website at www.uscfinvestments.com. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT

Adviser

The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold.

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The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2022, the Adviser and its affiliates had approximately $4.2 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Trust and provides an investment program for the Fund. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s assets in conformity with its investment policies if the Adviser does not provide those services directly. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other non-distribution related services necessary for the Fund to operate. The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

On November 8, 2021, the United States Oil Fund, LP (“USO”), as well as its general partner, the United States Commodity Funds LLC (“USCF”), announced a resolution with each of the SEC and the CFTC relating to matters set forth in certain Wells Notices issued by the staffs of each of the SEC and CFTC as more fully described below. Like the Adviser, USCF is a wholly-owned subsidiary of Marygold.

On August 17, 2020, USCF, USO, and John P. Love, the president and chief executive officer of USCF, received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice stated that the SEC staff made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”), and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions.

Subsequently, on August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice stated that the CFTC staff made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the CEA, 7 U.S.C. §§ 6o(1)(A) and (B) and 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

On November 8, 2021, acting pursuant to an offer of settlement submitted by USCF and USO, the SEC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 8A of the 1933 Act, directing USCF and USO to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, 15 U.S.C. § 77q(a)(3) (the “SEC Order”). In the SEC Order, the SEC made findings that, from April 24, 2020 to May 21, 2020, USCF and USO violated Section 17(a)(3) of 1933 Act, which provides that it is “unlawful for any person in the offer or sale of any securities . . . to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.” USCF and USO consented to entry of the SEC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Separately, on November 8, 2021, acting pursuant to an offer of settlement submitted by USCF, the CFTC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 6(c) and (d) of the CEA, directing USCF to cease and desist from committing or causing any violations of Section 4o(1)(B) of the CEA, 7 U.S.C. § 6o(1)(B), and CFTC Regulation 4.41(a)(2), 17 C.F.R. § 4.41(a)(2) (the “CFTC Order”). In the CFTC Order, the CFTC made findings that, from on or about April 22, 2020 to June 12, 2020, USCF violated Section 4o(1)(B) of the CEA and CFTC Regulation 4.41(a)(2), which make it unlawful for any commodity pool operator (“CPO”) to engage in “any transaction, practice, or course of business which operates as a fraud or deceit upon any client or participant or prospective client or participant” and prohibit a CPO from advertising in a manner which “operates as a fraud or deceit upon any client or participant or prospective client or participant,” respectively. USCF consented to entry of the CFTC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Pursuant to the SEC Order and the CFTC Order, in addition to the command to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, Section 4o(1)(B) of the CEA, and CFTC Regulation 4.14(a)(2), civil monetary penalties totaling two million five hundred thousand dollars ($2,500,000) in the aggregate was required to be paid to the SEC and CFTC, of which one million two hundred fifty thousand dollars ($1,250,000) has been paid by USCF to each of the SEC and the CFTC, respectively, pursuant to the offsets permitted under the orders.

The SEC Order can be accessed at www.sec.gov and the CFTC Order can be accessed at www.cftc.gov.

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Sub-Adviser

The Sub-Adviser has been registered as an investment adviser with the SEC since 1986. The Sub-Adviser’s offices are located at The Fuller Building, 45 Pine Grove Ave, Suite 301, Kingston, NY 12401. As of June 30, 2022, the Sub-Adviser and its affiliates had approximately $2.9 billion in assets under management and $300 million in assets under advisement. Subject to the Adviser’s oversight, the Sub-Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Sub-Adviser and its affiliates deal, trade, and invest in the type of investments in which the Fund may also invest for clients in separately managed accounts and for closed-end fund shareholders.

Prior Performance of Similar Accounts

The Sub-Adviser began maintaining the Miller/Howard Income-Equity Strategy (Ex-Carbon Energy) Commingled Composite (the “Composite”) on January 31, 2015. The Composite is comprised of all accounts managed by the Sub-Adviser that have a substantially similar investment objective, policies and strategies in all material respects to the Fund. The performance information has been provided by the Sub-Adviser and relates to the historical performance of the accounts managed by the Sub-Adviser in the Composite, as measured against a broad-based market index.

Separate performance information for the Fund has not been provided because, as of the date of this Prospectus, the Fund is new and has not been in operation for a full calendar year. The performance of the Composite does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund, nor should it be considered a substitute for the Fund’s performance.

The Composite is not a registered fund and has not been subject to certain investment limitations, diversification requirements or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the Composite. Notwithstanding these differences, the Composite and the Fund are substantially similar from an investment perspective. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Composite are also jointly and primarily responsible for the day-to-day management of the Fund.

The performance data of the Composite included below shows total returns of the Composite, including all dividends and interest and accrued income and realized and unrealized gains and losses. The performance is presented without the inclusion of any fees.

The performance data of the Composite was calculated in compliance with GIPS®. This calculation method for the Composite return differs from the standardized SEC method for calculating performance for registered investment companies and may result in an average annual total return that may be different than that derived from the SEC’s standard methodology.

Average Annual Returns As of June 30, 2022	1 Year	3 Year	5 Year	Since Inception (1/31/2015)
Composite	-6.44%	10.18%	7.68%	8.26%
S&P 500 Value Total Return Index	-4.86%	8.23%	8.19%	8.64%

Advisory and Sub-Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Sub-Adviser serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”).

The Advisory Agreement and the Sub-Advisory Agreement were approved by the Board at the February 17, 2022 meeting of the Board. The basis for the Board’s approval of these agreements is explained in the Fund’s first annual report to shareholders for the period ended June 30, 2022.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of all Fund expenses. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The Sub-Adviser is paid by the Adviser, not the Fund.

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The following table lists the total management fee paid by the Fund.

Fund	Management Fee
USCF Dividend Income Fund	0.65%

Manager of Managers Structure

The Adviser and the Trust have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

PORTFOLIO MANAGEMENT

The Sub-Adviser (subject to the Adviser’s oversight) supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Sub-Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review the Fund’s portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The members of the team primarily responsible for the day-to-day management of the Fund’s portfolios are Gregory Powell, PhD and John (“Jack”) E. Leslie III, CFA.

Mr. Powell currently serves as the Chief Investment Officer (“CIO”) of the Sub-Adviser. Mr. Powell joined the Sub-Adviser in 2017 as portfolio manager and Deputy CIO, and was promoted to CIO in 2020. Prior to joining the Sub-Adviser, Mr. Powell was portfolio manager and director of research at AllianceBernstein for 19 years. He holds a BA in Economics/Mathematics from the University of California Santa Barbara, and a PhD and MA in Economics from Northwestern University.

Mr. Leslie currently serves as a portfolio manager of the Sub-Adviser and also serves on the Board of Directors of the Sub-Adviser. Mr. Leslie joined the Sub-Adviser in 2004. He earned his BS in Finance from Suffolk University and an MBA from Babson College. Mr. Leslie is a CFA charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian, and transfer agent.

Under a fund administration and accounting agreement, BNY Mellon serves as administrator for the Fund and provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Fund.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of the Fund’s Creation Units on an agency basis. The Distributor does not maintain a secondary market in shares.

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Independent Registered Public Accounting Firm

Spicer Jeffries LLP located at 4601 DTC Boulevard, Suite 700, Denver, CO 80237, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as legal counsel to the Trust and the Fund.

CYBER SECURITY RISK

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Most investors will buy and sell shares of the Fund through brokers on the secondary market. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, investors will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Shares of the Fund trade under the trading symbol UDI.

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only for Authorized Participants transacting in Creation Units. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

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DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is typically calculated each day the NYSE Arca is open for trading as of the close of regular trading on NYSE Arca, generally 4:00 p.m. Eastern Time. If regular trading on NYSE Arca closes earlier than 4:00 p.m. Eastern Time on a given day, the NAV of the Fund’s shares will be calculated as of that earlier time. The time as of which the Fund calculates its NAV is referred to as the “NAV Calculation Time.” NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have traded at a premium or discount to the Fund’s NAV for the most recently completed calendar year and the completed calendar quarters thereafter will be available without charge at www.uscfinvestments.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends on a monthly basis. Nonetheless, the Fund may not make a dividend payment every month. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

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DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in Fund shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by Authorized Participants, and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading. Cash purchases and redemptions of Creation Units can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that shares trade at or close to NAV.

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on Creation Unit transactions to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if, in the discretion of the Adviser, it is determined to be necessary or appropriate, the Adviser will monitor trades by Authorized Participants for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

The Fund does not impose restrictions on, or monitor for, frequent trading activity in the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act), including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive rule (Rule 12d1-4), including that any such investment company enter into an agreement with the Fund.

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of U.S. federal estate and gift tax and foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI, which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify each year for treatment as a regulated investment company (“RIC”). To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If the Fund meets those requirements, as well as certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax at the Fund level on income and gains from investments that are timely distributed to shareholders. If the Fund fails to qualify as a RIC or to meet minimum distribution requirements (and, assuming certain relief provisions were not available), the Fund would be subject to U.S. federal income tax on income derived by the Fund, which could result in a material reduction in cash available for distribution to shareholders and the NAV of the Fund.

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Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement in any taxable year, the Fund will be subject to U.S. federal income tax at corporate rates with respect to its taxable income (even if such income were distributed to its shareholders) and all distributions of its earnings and profits will be subject to tax as dividend income, which, in general and subject to limitations under the Code, under current law will constitute qualified dividend income in the case of individual shareholders and would be eligible for the dividends received deduction in the case of a corporate shareholder. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities that they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or when you redeem shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in the Fund’s shares.

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long you have owned the Fund’s shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to the Fund’s shareholders as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced maximum rates. Distributions of short-term capital gain will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at the same rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and the shareholder. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s adjusted tax basis in its shares, and thereafter, as gain from the sale of shares. A shareholder’s adjusted tax basis in its shares will be reduced (but not below zero) by the amount of any distribution treated as a non-taxable return of capital.

In general, your distributions are subject to U.S. federal income tax in the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Distributions (other than Capital Gain Dividends and distributions properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the United States or to non-U.S. entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to backup withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who was notified by the IRS that such shareholder has under-reported dividend or interest income, or who fails to certify that such shareholder is not subject to such withholding.

In addition, withholding under Chapter 4 of the Code (commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA”) may apply if the foreign intermediary does not enter into an agreement with the Internal Revenue Service regarding reporting and is not located in a jurisdiction that has entered into an intergovernmental agreement with the United States.

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Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates, and trusts.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Unit at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate adjusted tax basis in the securities surrendered and any amount of cash paid. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Unit and (ii) the Authorized Participant’s adjusted tax basis in the Creation Unit. The Internal Revenue Service, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

ADDITIONAL NOTICES

Shares of the Trust are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca has no obligation or liability to owners of Fund shares in connection with the administration, marketing, or trading of Fund shares. NYSE Arca is not responsible for and has not participated in the determination or calculation of the equation by which Fund shares are redeemable.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

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USCF ETF TRUST
USCF DIVIDEND INCOME FUND
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	For the Period
	Ended
	June 30, 2022(a)
Net Asset Value, Beginning of Period	$25.18
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	0.06
Net Realized and Unrealized Gain (Loss)	(1.82)
Total Income (Loss) from Operations	(1.76)

Net Asset Value, End of Period	$23.42
Total Return(c)	(7.00)%
Net Assets, End of Period (thousands)	$5,270
Ratios of Average Net Assets:
Expenses	0.65	%(d)
Net Investment Income (Loss)	4.44	%(d)
Portfolio Turnover Rate(e)	0%

(a)	Inception Date, June 7, 2022.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Past performance is no guarantee of future results.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.
20

USCF ADVISERS LLC
USCF ETF TRUST
PRIVACY POLICY

Effective Date: January 1, 2020
Last Updated: September 16, 2021

Introduction

This document sets forth the Privacy Policy of USCF Advisers LLC (the “Company”), and the USCF ETF Trust (the “Trust”), and each series of the Trust (individually, a “Fund” and together, the “Funds”, as set forth in Appendix A, which may be amended from time to time) relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is an investment adviser registered with the Securities and Exchange Commission and a commodity pool operator registered with the Commodity Futures Trading Commission. This privacy policy applies to the nonpublic personal information of Fund investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trust may collect or have access to nonpublic personal information about Fund shareholders. “Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company and the Trust may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus);
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company and the Trust do not sell or rent investor information of the Funds. The Company and the Trust only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company and the Trust may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trust or the Funds.
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company or the Trust of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company and the Trust hold Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

21

The Company and the Trust maintains safeguards that comply with federal standards to protect Fund investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company and the Trust share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company and the Trust applies to both current and former Fund investors. The Company and the Trust will only disclose nonpublic personal information about a former Fund investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company and the Trust may modify or amend this privacy policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

22

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”) AND THE USCF ETF TRUST (THE “ETF TRUST”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•          Social Security number

•          account balances

•          account transactions

•          transaction history

•          wire transfer instructions

•          checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers ‘personal information; the reasons the Company and the ETF Trust choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-394-5065 or go to www.uscfinvestments.com

23

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

What we do
How do the Company and the ETF Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the ETF Trust collect my personal information?

We collect your personal information, for example, when you

■   open an account

■   provide account information

■   give us your contact information

■   make a wire transfer

■   tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes - information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■ Our affiliates include companies which are subsidiaries of USCF Investments, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ The Company and the ETF Trust do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company and the ETF Trust do not conduct joint marketing.
24

USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference into this Prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information about the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259
Monday through Friday
8:30 a.m. – 6:00 p.m. (Eastern Time)

Write:	USCF ETF Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

Visit:	www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust
1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

The Fund is distributed by
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

Statement of Additional Information

USCF Dividend Income Fund

(NYSE: UDI)

October 30, 2022

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”), dated October 30, 2022, for the USCF Dividend Income Fund (the “Fund”), a series of USCF ETF Trust (the “Trust”). A copy of the Prospectus may be obtained, without charge, by calling 1-800-920-0259 or visiting www.uscfinvestments.com, or writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on November 8, 2013, and operates pursuant to an Amended and Restated Declaration of Trust dated June 16, 2014. The Trust is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of multiple series, and the Fund is a diversified series of the Trust. This SAI relates only to the Fund. Other series may be added to the Trust in the future. The shares of the Fund are referred to herein as “shares.” The offering of shares is registered under the Securities Act of 1933 (the “Securities Act”).

The Fund is managed by USCF Advisers LLC (the “Adviser”). The Adviser has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since July 2, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold. The Adviser has engaged Miller/Howard Investments, Inc., to serve as sub-adviser to the Fund (the “Sub-Adviser”).

Shares trade on NYSE Arca, Inc. (the “Listing Exchange”) at market prices that may be below, at, or above the shares’ respective net asset values (“NAVs”). The Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions. The Fund should not be relied upon as a complete investment program.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Such institutions and large investors are referred to herein as “Authorized Participants.” The Fund generally offers and issues Creation Units in exchange for baskets of investments included in the Fund’s portfolio (“Deposit Securities”) and designated amounts of cash and generally redeems Creation Units in exchange for Deposit Securities and designated amounts of cash; however, the Fund has adopted policies and procedures to allow it to utilize custom baskets (i.e., a basket composed of a non-representative selection of the Fund’s portfolio holdings or a representative basket that is different from the initial basket used in transactions on the same business day) consistent with rules under the 1940 Act.

Specifically, while the Deposit Securities will generally represent a pro-rata replication of the portfolio, the Fund also reserves the right to require a custom basket of securities that does not represent such a pro-rata replication. The Fund’s policies and procedures with respect to custom baskets govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets, and provide detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders.

Creation Units are aggregations of stipulated “blocks” of shares, and each block is currently 25,000 shares. In the event of the liquidation of the Fund, the Fund may lower the number of shares in the Fund’s Creation Units.

EXCHANGE LISTING AND TRADING

There can be no assurance that the Fund will continue to meet the Listing Exchange’s requirements for listing shares. The Listing Exchange will consider the suspension of trading and delisting of the Fund’s shares if: (i) following the initial 12-month period beginning at the commencement of trading, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Fund fails to satisfy applicable continued listing requirements of the Listing Exchange; or (iii) such other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further trading on the Listing Exchange inadvisable.

As in the case of other stocks traded on the Listing Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of the shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

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INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s investment objective is disclosed in the Prospectus. There can be no assurance that the Fund’s objective will be achieved. The investment objective of the Fund, and all other investment policies and practices of the Fund, other than the investment restrictions set forth immediately below, are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments that it may hold is provided below.

Fundamental Investment Policies

The investment restrictions set forth below have been adopted by the Board of Trustees (the “Board”) of the Trust as fundamental policies. These policies cannot be changed with respect to the Fund without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. For purposes of the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Fund.

If any percentage restriction described below is complied with at the time of investment, a later increase or decrease in percentage resulting from a change in the value will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

As a matter of fundamental policy, the Fund may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that the Fund borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
C.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.
D.	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell commodities or commodity contracts, except as permitted under the 1940 Act or unless acquired as result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts. This restriction shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rate, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC.
G.	Invest more than 25% of the value of its total assets in any one industry (excluding the U.S. Government or any of its agencies or instrumentalities).

As noted above, the Fund may not make loans except as permitted under the 1940 Act. Operating in compliance with provisions of the 1940 Act, such as Section 17 (Transactions of Certain Affiliated Persons and Underwriters) and Section 18 (Capital Structure) can inhibit the Fund’s ability to make loans.

Section 18 of the 1940 Act defines “senior security” and describes asset coverage requirements and permissible classes; such restrictions have been interpreted by the SEC Staff and subsequent rules and regulations have been issued.

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In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following non-fundamental restrictions, which may be changed without a shareholder vote.

1.	The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying equity securities and in other instruments that have economic characteristics similar to such securities. The foregoing policy may be changed without shareholder approval upon 60 days’ written notice to shareholders.

INVESTMENT STRATEGIES AND RISKS

The Prospectus discloses the principal investment strategies and principal investment risks of the Fund. This section of the SAI provides additional information about the Fund’s investment strategies and its investment risks. The discussion below supplements, and should be read in conjunction with, the Prospectus.

Additional Information about Investment Strategies

ESG Investments. The Fund intends to invest in securities of issuers that exhibit the Fund’s Environmental, Social and Governance (“ESG”) criteria. The Fund screens out companies that (i) extract coal; (ii) derive greater than 10% of revenue from production of alcohol, tobacco, or firearms; and (iii) provide parts or services that are tailor-made and necessary for the lethal function of controversial weapons. In addition, the Fund seeks to eliminate companies that have demonstrated a history of weak governance or repeated failures to prevent or mitigate ESG risks. The Fund’s consideration of ESG factors in selecting investments may limit the investment opportunities available to the Fund or exclude the securities of certain issuers for non-financial reasons. As such, the Fund may invest in companies or industries that are out of favor in the market or underperforming the market, and the Fund may forego certain market opportunities available to funds that do not invest using ESG criteria. Companies that meet the Fund’s ESG criteria may be more focused on long-term rather than short-term returns, and thus may underperform in the short-term and adversely impact the Fund’s short-term performance. In evaluating a company based on ESG criteria, the Fund may use information and data from third-party providers of ESG research, which may be incomplete, inaccurate or unavailable. Research providers might only take into account one of many ESG related components of a company. There is no uniform set of ESG standards, and different third party providers may provide different or inconsistent information and data, and the data may not be comparable. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. A company’s business practices, products or services may change over time. It is possible that companies identified through the Fund’s consideration of ESG factors will not operate as expected and will not exhibit positive ESG characteristics to the extent the Fund might have anticipated. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a company. As a result, the Fund may invest in companies that do not reflect the beliefs of any particular investor.

Treasuries. The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations (“Treasuries”) and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis. The instruments in which the Fund may invest include: (1) short-term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by S&P Global, or, if unrated, of comparable quality as determined by the Adviser or Sub-Adviser; and (4) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Other Investment Companies and Pooled Investment Vehicles. The Fund may invest in securities of other investment companies, including registered investment companies that are ETFs. The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchange traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested.

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The 1940 Act limits the extent to which the Fund may invest in other investment companies. Pursuant to Section 12(d)(1)(A), the Fund may invest in the securities of another investment company (the “acquired fund”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of the acquired fund; (2) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. The limitations described above do not apply to investments in money market funds subject to certain conditions. The Fund may exceed certain limits set forth in Section 12(d)(1)(A) by relying on statutory exemptions, such as Section 12(d)(1)(F) and accompanying Rule 12d1-3, or by complying with Rule 12d1-4. Rule 12d1-4 permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1)(A), subject to certain conditions, including that the funds enter into a fund of funds investment agreement. Under the 1940 Act, private funds relying on Section 3(c)(1) and 3(c)(7) are subject to the 3% limitation on investments in registered funds, however, private funds are not permitted to rely on Rule 12d1-4 to invest beyond any of the Section 12(d)(1)(A) limitations that are applicable to them.

Additional Information about Investment Risks

Common Stock Risk. Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises. The Sub-Adviser cannot predict the direction or scope of any of these factors. Shareholders of common stock have rights to receive payments from the issuers of that common stock, which rights are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stock of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stock is subject to market fluctuations for as long as the common stock remains outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.

Holders of common stock incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.

Preferred Stock Risk. The Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, the Fund may invest in the lowest credit rating category.

Warrants and Rights. The Fund may purchase warrants and rights, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

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Foreign Securities Risk. Investing in foreign companies, including direct investments and investments through American Depositary Receipts, or ADRs, involves certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets.

Emerging market countries may have less government regulation and generally do not impose the same accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, the ability of the Sub-Adviser to evaluate companies located in emerging markets, or their potential impact on the Fund’s performance could be inhibited. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions, and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make investments traded in foreign markets more volatile than securities traded exclusively in the U.S. The Adviser and Sub-Adviser attempt to manage currency risk by limiting the amount the Fund invests in investments denominated in a particular foreign currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Investing in currencies or investments denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Adviser and Sub-Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law.

Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.

Depositary Receipts Risk. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts, or EDRs, are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the U.S. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the U.S. and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the U.S. and the home market, and separate registrars in the U.S. and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the U.S. and the home country.

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European Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the shares.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Real Estate Investment Trust Risk. The Fund may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) to the extent it invests in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

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COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has since spread globally. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic. COVID-19 has resulted in numerous deaths, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines and the imposition of both local and more widespread “work from home” measures, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The ongoing pandemic has had, and is expected to continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment have been and continue to be impacted by the pandemic and government and other measures seeking to mitigate or contain its spread. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policy changes, may affect the value, volatility, pricing and liquidity of some securities or other assets, including those held by or invested in by the Fund. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of COVID-19 related economic disruption and its ultimate impact on the Fund, and on the global economy, cannot be determined with certainty. The COVID-19 pandemic and its effects may last for an extended period of time, and could result in significant and continued market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The extent to which COVID-19 will affect the Fund and the Fund’s service providers and portfolio investments will depend on future developments, which are highly uncertain and cannot be predicted.

Liquidity Risk. Trading opportunities are more limited for investments that are not widely held. This may make it more difficult to sell or buy an investment at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell an investment, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of investments may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell an investment at a desired time or price. If this happens, the Fund will be required to continue to hold the investment or keep the position open, and the Fund could incur losses.

Cybersecurity Risk. The Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cybersecurity breaches affecting the Trust or its service providers may adversely impact the Trust. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Trust to regulatory fines or financial losses, and/or cause reputational damage. The Trust may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments to lose value.

Credit Risk. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Lending of Portfolio Securities. The Fund may lend portfolio securities constituting up to 33 1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains with the Fund cash, U.S. government securities, or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income (to be retained by the Fund) from a borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may invest any cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

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The primary risk in securities lending is a default by the borrower during a sharp rise in the price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

During the fiscal period ended June 30, 2022, the Fund did not engage in securities lending.

Interest Rate Risk. Rising interest rates may adversely affect the price of the securities held by the Fund. During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected. Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers, including MLPs, to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of such issuers. The Fund may be subject to a greater risk of rising interest rates as the Federal Reserve continues to increase interest rates after a period of historically low rates.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Prepayment and Call Risk. Debt securities, especially debt securities that are subject to “calls,” are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as the Fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons. Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity. Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

Master Limited Partnership Tax Risk. The Fund’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of the Fund’s investment. The classification of an MLP as a corporation for U. S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from an MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. The Fund will rely on information that is timely provided by MLPs to determine the tax character of the distributions to shareholders. To the extent such information is not timely provided, the Fund intends to rely on its own data, and the Fund may restate the character of its distributions and amend any shareholder tax reporting previously issued. Without regard to whether the fund restates the character of its distributions and amends any shareholder tax reporting previously provided, the shareholder may be required to report and pay tax based on the information provided by the MLPs.

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Deferred Tax Risk. As a limited partner in the MLPs in which it may invest, the Fund will be allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. The Fund will recognize income with respect to that portion of a distribution that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP’s distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition or investment activity by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation or other deductions generated by these activities, which may result in increased net income to the Fund. A reduction in the percentage of the income from an MLP offset by tax deductions or gains as a result of the sale of portfolio securities will reduce that portion, if any, of the Fund’s distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in lower after-tax distributions to the Fund’s shareholders. The Fund will rely on information that is timely provided by MLPs to determine the tax character of the distributions to shareholders. To the extent such information is not timely provided, the Fund intends to rely on its own data, and the Fund may restate the character of its distributions and amend any shareholder tax reporting previously issued. Without regard to whether the fund restates the character of its distributions and amends any shareholder tax reporting previously provided, the shareholder may be required to report and pay tax based on the information provided by the MLPs.

RIC Qualification Risk. The Fund has elected to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to qualify for taxation as a RIC. To qualify for taxation as a RIC, the Fund must be certain source-of-income, asset-diversification, and minimum distributions requirements. If the Company fails to qualify as RIC, it could significantly reduce the amounts available for distribution from the Fund.

Change of Tax Law Risks. Tax laws are subject to change. Any changes in tax laws could impact an investor’s return from the Fund, the ability of the Fund to qualify as a RIC, or the ability of the Fund to meet its investment objectives.

MANAGEMENT

Board Responsibilities

The business of the Trust and each of its series is overseen by the Board in accordance with the Trust’s Declaration of Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Fund. The day-to-day business of the Fund, including the day-to-day management of risk, is performed by the service providers of the Fund such as the Adviser, the Sub-Adviser, the Distributor, and the administrator. The Board is responsible for overseeing the Fund’s service providers and, therefore, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or the Fund. The Board’s role in risk management oversight begins prior to the launch of a new series of the Trust, when the Board is first presented with information concerning the investment objective, strategies, and risks of a fund, and information about the fund’s adviser and/or sub-adviser, including investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund, in part, by requesting and reviewing periodic reports from the Trust’s Chief Compliance Officer and the fund’s independent registered public accounting firm, and communicating with the fund’s service providers. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage the risks to which the Fund may be exposed.

Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the Fund’s service providers employ a variety of processes, procedures, and controls to identify risks relevant to the operations of the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and Sub-Adviser, and the Board receives information about those services at its meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Adviser, or the Sub-Advisory Agreement with the Sub-Adviser, the Board receives detailed information from the Adviser and the Sub-Adviser. Among other things, the Board regularly considers the Adviser’s and the Sub-Adviser’s adherence, as applicable, to the Fund’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about the Fund’s performance history and investments.

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The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation, and other matters. Annually, the Fund’s independent registered public accounting firm reviews its audit of the financial statements of the Fund with the Audit Committee, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports that the Board receives, and the Board’s discussions with the service providers to the Trust, the Board may not be made aware of all the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management, but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s, including with respect to priorities, allocation of resources, and effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust

Set forth below is the name, date of birth, position with the Trust, term of office, principal occupations and other directorships for a minimum of the last five years of each person currently serving as a member of the Board or as an executive officer of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Board is currently comprised of seven Trustees, four of whom are “Independent Trustees” (as described below). The Chairman of the Board, Nicholas D. Gerber, and Messrs. Andrew F Ngim and Stuart P. Crumbaugh are “interested persons” of the Trust, as that term is defined under Section 2(a)(19) of the 1940 Act, because of their affiliation with the Adviser. They are referred to herein as “Interested Trustees.” The Chairman’s role is to preside at all meetings of the Board and to act as liaison between the Trustees and the Adviser, counsel, and other service providers generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time.

Messrs. Thomas E. Gard, Jeremy Henderson, John D. Schwartz, and H. Abram Wilson, and their immediate family members, have no affiliation or business connection with the Adviser, any of the Trust’s sub-advisers, the Distributor, or any of their affiliated persons, and do not own any stock or other securities issued by the Adviser, any of the Trust’s sub-advisers, or the Distributor. These Trustees are not interested persons of the Trust and are referred to herein as “Independent Trustees.” Mr. Henderson serves as the lead Independent Trustee. The lead Independent Trustee’s role is to preside at all meetings of the Independent Trustees and to act as liaison between the Independent Trustees and the Adviser, counsel, and other service providers generally between meetings. The lead Independent Trustee may also perform such other functions as may be delegated by the Board from time to time.

The Board has two standing committees, an Audit Committee and a Nominating Committee, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The chair for each Committee is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter.

The Board has determined that the foregoing leadership structure is appropriate given the specific characteristics and circumstances of the Trust and the Fund. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the assets under management of the Trust, the number of portfolios overseen by the Board, and the total number of Trustees on the Board.

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Independent Trustees

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Thomas E. Gard Year of Birth: 1959	Independent Trustee	Since 2015	Partner of Armanino LLP from 1995 - 2019; Member of Armanino Executive Committee from 2001 - 2015; and Partner in Charge of Armanino LLP Audit Department from 2004 - 2013. Mr. Gard has been retired from 2019 - present.	Four	None

Jeremy Henderson Year of Birth: 1956	Independent Trustee	Since 2014	Chief Operating Officer, North Island LLC from 2017 - present; Retired from 2007 - 2017; Managing Director of Societe Generale from 1991 - 2007.	Four	None

John D. Schwartz Year of Birth: 1968	Independent Trustee	Since 2014	President of Sam Clar Office Furniture from 1996 - present.	Four	None

H. Abram Wilson Year of Birth: 1946	Independent Trustee	Since 2014	San Ramon City, CA Council member from 1999 - 2011, including Mayor of San Ramon City, CA from 2002 - 2009. Mr. Wilson has been retired from 2011 – present.	Four	None
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Interested Trustees and Officers of the Trust

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Nicholas D. Gerber(3) Year of Birth: 1962	Chairman and Trustee	Since 2014	Chairman of the Board of Directors of United States Commodity Funds LLC (“USCF”), which is the sponsor of a family of commodity pools whose shares are registered under the Securities Act since 2005; President and Chief Executive Officer of USCF from 2005 - June 2015; Serves on Board of Managers of USCF Advisers LLC (“USCF Advisers”) since June 2014 and President and Chief Executive Officer of USCF Advisers from June 2014 - June 2015; Vice President of USCF since June 2015; Chief Executive Officer, President and Secretary of The Marygold Companies, Inc. (“Marygold”) since January 2015; CEO and a member of the Board of Directors of Marygold & Co., a subsidiary of Marygold, since November 2019; Executive Director and member of the Board of Directors of Marygold & Co. (UK) Limited, a newly formed subsidiary of Marygold from August 2021; Co-founded Ameristock Corporation in March 1995, a registered investment adviser under the Investment Advisers Act of 1940 from March 1995 until January 2013; and Portfolio Manager of the Ameristock Mutual Fund, Inc. a mutual fund registered under the 1940 Act, from August 1995 - January 2013.	Four	Management Director of USCF. Chairman of the Board of Marygold since January 26, 2015.

John P. Love Year of Birth: 1971	President (Principal Executive Officer)	Since 2015	Chief Executive Officer and President of USCF since June 2015 and Management Director of USCF since October 2016 and Chairman of the Board of Directors of USCF since 2019; Senior Portfolio Manager of USCF from March 2010 - June 2015; Portfolio Manager of USCF from April 2006 - March 2010; President of USCF Advisers since June 2015 and serves on Board of Managers of USCF Advisers since November 2016.	N/A	N/A

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Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Stuart P. Crumbaugh(3) Year of Birth: 1963	Chief Financial Officer (Principal Accounting and Principal Financial Officer), Treasurer and Trustee	CFO and Treasurer since May 2015; Secretary from May 2015 - October 2016; Independent Trustee of USCF ETF Trust from inception - February 2015 and Interested Trustee since February 2015	Chief Financial Officer of Marygold since December 2017; Treasurer and a member of the Board of Directors of Marygold & Co. since November 2019; Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary of USCF Advisers and USCF since June 2015 and May 2015, respectively; Treasurer and member of the Board of Directors of Marygold & Co. (UK) Limited, a newly formed subsidiary of Marygold from August 2021; Vice President Finance and Chief Financial Officer of Sikka Software Corporation from April 2014 - April 2015; Vice President, Corporate Controller and Treasurer of Auction.com, LLC from December 2012 - December 2013; Chief Financial Officer of IP Infusion Inc. from March 2011 - September 2012; Consultant from January 2010 - February 2011.	Four	None

Andrew F Ngim(3) Year of Birth: 1960	Trustee, Vice President, and Portfolio Manager	Trustee from 2014 - February 2015 and May 2015 – Present; Secretary from October 2016 – May 2018	Co-founded USCF in 2005 and has served as a Management Director since May 2005 and Chief Operating Officer since August 2016; Portfolio Manager for the United States Commodity Index Funds Trust since January 2013; Treasurer of USCF from June 2005 - February 2012; Assistant Secretary and Assistant Treasurer of USCF Advisers since June 2013; Prior to and concurrent with his services to USCF, from January 1999 - January 2013, Mr. Ngim served as Managing Director for Ameristock Corporation which he co-founded in March 1995 and was Co-Portfolio manager of Ameristock Mutual Fund, Inc. from January 2000 - January 2013; Portfolio Manager for USCF ETF Trust since 2014.	Four	Management Director of USCF since May 2005.

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Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Kenneth Kalina c/o ACA Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer and AML Officer	Chief Compliance Officer and AML Officer since 2022	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017).	N/A	N/A

Daphne G. Frydman Year of Birth: 1974	Chief Legal Officer; Secretary	Chief Legal Officer since May 2018; Secretary since 2021	General Counsel of USCF and USCF Advisers since May 2018; Director of Compliance of USCF since May 2022; Deputy General Counsel of USCF from May 2016 - April 2018; Assistant Secretary from October 2016 – May 2018; Partner at Sutherland Asbill & Brennan LLP from January 2011 - April 2016; and counsel and associate at the same from 2009 - 2010 and from 2001 - 2008, respectively.	N/A	N/A

(1)	The address of each Trustee and officer, unless otherwise noted, is c/o USCF ETF Trust, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.
(2)	The Trustees and Officers serve until their successors are duly elected and qualified.
(3)	Messrs. Gerber, Crumbaugh and Ngim are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with the Adviser.
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Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation, and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors.

The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent auditors thereof; (iii) oversee or, as appropriate, assist Board oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board has adopted a written charter for the Audit Committee. Each of the Independent Trustees serves on the Trust’s Audit Committee. Mr. Henderson is the chairperson of the Audit Committee. During the fiscal year ended June 30, 2022, the Audit Committee met six (6) times.

Nominating Committee. The Nominating Committee has been established to: (i) assist the Board in matters involving fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust, the Adviser, or the Distributor (as the term “interested persons” is defined in the 1940 Act); and (iii) advise the Board on ways to improve its effectiveness. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Prospectus and should be directed to the attention of the USCF ETF Trust Nominating Committee. The following Independent Trustees serve on the Trust’s Nominating Committee: Messrs. Gard, Wilson, and Schwartz. During the fiscal year ended June 30, 2022, the Nominating Committee did not meet.

Individual Trustee Qualifications

The Trust has concluded that the Trustees should serve on the Board because of their collective ability to review and understand information about the Trust and the Fund, to identify and request information that they deem relevant to the performance of their duties, to question management and service providers regarding the operation and administration of the Trust and the Fund, and to exercise their business judgment in a manner that serves the best interest of the Fund’s shareholders.

The Trust has also concluded that the Trustees should serve on the Board based on their individual experiences, qualifications, attributes, and skills. In concluding that Thomas E. Gard should serve as a Trustee, the Board considered his extensive accounting background, including the fact that he served as the partner-in-charge of Armanino LLP’s audit department for over 10 years. In concluding that Jeremy Henderson should serve as a Trustee, the Board considered his extensive business background, including the fact that he served as a managing director at Societe Generale for 16 years. In concluding that John D. Schwartz should serve as Trustee, the Board considered his extensive business background and the number of years for which he has served in a senior executive position. In concluding that H. Abram Wilson should serve as Trustee, the Board considered his past experience as a banker and federal funds trader and his role in serving on San Ramon’s finance committee. In concluding that Nicholas D. Gerber should serve as a Trustee, the Board considered his broad business experiences in the industry including: forming and managing investment companies and commodity pools, raising capital for such entities, and founding and managing non-finance related companies. In concluding that Stuart P. Crumbaugh should serve as a Trustee, the Board considered his background in accounting and finance, as well as his experience as an Independent Trustee of the Trust. In concluding that Andrew F Ngim should serve as a Trustee, the Board considered his background as a portfolio manager for the Ameristock Mutual Fund, as well as his experience with United States Commodity Funds LLC.

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Trustees’ Ownership of Fund Shares

As of June 30, 2022, the Trustees owned the following amounts of securities in the Fund, and in all funds in the same family of investment companies as the Fund:

Name of Person, Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In All Funds Overseen by the Trustee in Family of Investment Companies
Independent Trustees
Thomas E. Gard	$0	$0
Jeremy Henderson	$0	$0
John D. Schwartz	$0	$0
H. Abram Wilson	$0	$0
Interested Trustees
Nicholas D. Gerber	$0	$0
Stuart P. Crumbaugh	$0	$10,001 – 50,000
Andrew F Ngim	$0	$0

Board Compensation

Currently, each Independent Trustee receives annual compensation of $25,000, with 1/3 of that amount being paid in the form of an annual retainer at the beginning of the year, and the remaining 2/3 paid in quarterly installments contingent on attendance at that quarter’s quarterly Board meeting. For each special Board Meeting, each Independent Trustee receives $500. The Chair of the Audit Committee receives an annual retainer of $500 at the beginning of the Trust’s fiscal year on July 1. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings. Trustee fees are paid by the Adviser as part of its unitary fee arrangement with the Fund.

The table below details the amount of compensation the Trustees received from the Adviser for serving on the Board for the fiscal year ended June 30, 2022. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex Paid to Trustees
Independent Trustees
Thomas E. Gard	$25,500	$25,500
Jeremy Henderson	$26,000	$26,000
John D. Schwartz	$25,500	$25,500
H. Abram Wilson	$25,500	$25,500
Interested Trustees
Nicholas D. Gerber	$0	$0
Stuart P. Crumbaugh	$0	$0
Andrew F Ngim	$0	$0

Code of Ethics

The Trust, the Adviser, Sub-Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board and the Adviser have delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting records.

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The Trust is required to disclose annually the Fund’s complete proxy voting records on Form N-PX during the most recent 12-month period ended June 30 and file it with the SEC no later than August 31 of each year. The Fund’s Form N-PX filing will be available at no charge upon request by calling 1-866-909-9473. It will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. A shareholder who controls a Fund may be able to control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of September 30, 2022, the Fund had 225,000 shares outstanding. As of that date, the Board and the Trust’s officers as a group did not own any of the Fund’s outstanding shares.

Although the Trust does not have information concerning the beneficial ownership of shares nominally held by DTC, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund, as of September 30, 2022, is set forth below.

Name & Address	Percent of Fund
Goldman, 30 Hudson St., Jersey City, NJ, 07302	9.3%
Charles Schwab, 2423 E. Lincoln Drive, Phoenix, AZ 85016-1215	90.1%

PORTFOLIO TURNOVER

Changes may be made in the Fund’s portfolio consistent with the investment objective and corresponding investment policies of the Fund when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio holdings for the fiscal year by (2) the monthly average of the value of portfolio holdings owned during the fiscal year. A 100% turnover rate would occur if all the holdings in the Fund’s portfolio holdings, with the exception of holdings whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

During the fiscal period from June 7, 2022 (the date of inception) through June 30, 2022, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Sub-Adviser expects average annual turnover to typically be in the range of 25% to 45% per year. Turnover may deviate from the range during periods of heightened market volatility.

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section of the Prospectus entitled “Management.”

Adviser

The Adviser serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Trust pursuant to the investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”).

Under the Advisory Agreement, the Adviser, subject to the supervision of the Board, provides an investment program for the Fund. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s assets in conformity with their respective investment policies if the Adviser does not provide these services directly. The Adviser also arranges for the provision of distribution, transfer agency, custody, administration, and all other services necessary for the Fund to operate.

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In addition to providing advisory services, the Adviser also: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative, and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Trust’s registration statement, and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

The Advisory Agreement will continue in effect from year to year with respect to the Fund provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will terminate automatically if “assigned” (as defined in the 1940 Act). The Advisory Agreement is also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust.

Sub-Adviser

The Sub-Adviser (along with the Adviser and subject to the Adviser’s oversight) supervises and manages the investment portfolio of each Fund and directs the purchase and sale of the Fund’s investments. The Sub-Adviser serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”).

The Sub-Advisory Agreement provides for an initial two-year term after the date the Fund commenced operations. The Sub-Advisory Agreement will continue in effect with respect to the Fund from year to year thereafter, provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Board, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement will terminate automatically if “assigned” (as defined in the 1940 Act). The Sub-Advisory Agreement is also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Sub-Adviser or by the Sub-Adviser on 60 days’ written notice to the Trust.

Advisory and Sub-Advisory Fees

Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser an annual unitary management fee based upon the Fund’s average daily net assets at the rate of 0.65%. In connection with the annual unitary management fee, the Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.

As compensation for its services to the Fund, the Sub-Adviser receives an annual fee based on the average daily net assets of the Fund as outlined in the table below. The sub-advisory fee is paid by the Adviser, not by the Fund.

Assets	Annual Fee as a percent of average daily net assets
On the first $5 million ($0 - $5,000,000)	0.20%
On the next $45 million ($5,000,001 - $50,000,000)	0.00%
On the next $50 million ($50,000,001 - $100,000,000)	0.20%
For the portion of Total Net Assets over $100 million	0.25%

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The following table sets forth total compensation received by the Adviser from the Fund for the fiscal period from June 7, 2022 (the date of inception) through June 30, 2022:

	Fees Earned by the Adviser		Net Fees Earned by the Adviser
Fiscal Period Ended June 30, 2022	$1,979	[1]	$1,979

[1]	Includes sub-advisory fee in the amount of $582 paid to the Sub-Adviser from the annual unitary management fee the Adviser received from the Fund.

Portfolio Managers

The persons primarily responsible for the day-to-day management of the Fund are Gregory Powell, PhD, and John (“Jack”) E. Leslie III, CFA.

The following table provides information about the other accounts for which Messrs. Powell and Leslie are primarily responsible. The reporting information is provided as of June 30, 2022.

	John E. Leslie III, CFA	Gregory Powell, PhD
Registered Investment Companies
Number of Accounts	3	3
Total Assets (in millions)	$390.0	$390.0
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0
Other Pooled Investment Vehicles
Number of Accounts	1	1
Total Assets (in millions)	$3,852.8	$3,852.8
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0
Other Accounts
Number of Accounts	2,212	2,212
Total Assets (in millions)	$2,261.8	$2,261.8
Number of Accounts Subject to Performance	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0

Material Conflicts of Interest

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager may manage portfolios having substantially the same investment style as the Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to that of the Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased or sold for one portfolio may vary from the performance of securities purchased or sold for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are, or have the potential to be, higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for the portfolio manager does not generally provide incentive to favor one account over another. In addition, current trading practices do not allow the Sub-Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received.

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Compensation

The Miller/Howard Portfolio Managers and Research Analysts have a mandate to select stocks with high and growing income from financially strong companies that can deliver sustainable investment performance. ESG integration is also a major part of this evaluation. The Portfolio Managers are evaluated on investment performance, research quality, productivity, teamwork, and marketing support. Investment performance is judged relative to a universe that meets the investment mandate. By selecting the highest quality names within the investible universe, and holding companies that pay and grow their income, the Portfolio Managers should invest in companies that perform well against the universe and also achieve the stated income objective. Research quality and productivity are measured by the research reports that the portfolio management team members create for each stock candidate. The report includes an overview of the company’s operations, the bull and bear cases for the stock, and a review of strategy-fit for all relevant portfolios. The research pack also includes extensive background materials such as the quantitative profile, financial statements, ESG profile, applicable notes, sell-side reports, relevant industry materials, etc. Having the standard pack allows the team to have efficient discussions and make fully informed decisions on a particular company. Teamwork and Marketing support are measured by success of the team, interpersonal communications and support, 360 interviews, marketing collateral, client-service, and support.

Miller/Howard’s compensation package for investment and non-investment professionals comprises salary and bonus, as well as generous health and welfare benefits. Bonuses are discretionary and are affected by the profits and losses of the company as well as consideration of factors that contribute to client goals and the long-term success of the company.

In addition, all participating employees receive an allocation of Miller/Howard’s contributions and dividends in the Miller/Howard Employee Stock Ownership Plan (“ESOP”). The value of each employee’s ESOP account will change based on the company’s financial performance. Certain investment team members also participate under the company’s Management Incentive Program, which enables them to share in valuation increases of the company over a number of years.

Ownership of Securities

The table below sets forth the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by the portfolio managers listed above as of June 30, 2022.

Portfolio Manager	Dollar Range of Shares of Fund
Gregory Powell, PhD	None
John (“Jack”) E. Leslie III, CFA	$1 - $10,000

OTHER SERVICE PROVIDERS

Administrator, Custodian, and Transfer Agent

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), the Bank of New York Mellon (“BNY Mellon”) serves as administrator for the Fund. BNY Mellon’s principal address is 240 Greenwich Street, New York, New York 10286. Under the Administration Agreement, BNY Mellon provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Trust and the Fund.

As the administrator, BNY Mellon assists with the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund.

BNY Mellon also serves as custodian of the Fund’s assets. As custodian, BNY Mellon has agreed to (1) make receipts and disbursements of money on behalf of the Fund; (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; and (3) make periodic reports to the Fund concerning the Fund’s operations. BNY Mellon does not exercise any supervisory function over the purchase and sale of securities.

BNY Mellon also serves as transfer agent and dividend paying agent for the Fund. As transfer agent, BNY Mellon has agreed, among other duties, to (1) issue and redeem shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) maintain shareholder accounts; (4) maintain certain books and records relating to, among other things, the issuance and redemption of fund shares, dividend records, and year-end tax statements and forms; and (5) make periodic reports to the Fund.

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As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly by the Adviser.

During the fiscal period from June 7, 2022 (date of inception) through June 30, 2022, the Administrator received total compensation in the amount of $4,941, from the Adviser, for its roles as administrator, custodian and transfer agent.

Distributor

ALPS Distributors, Inc., the Distributor, is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Exchange Act, and a member of the Financial Industry Regulatory Authority (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

As compensation for the foregoing services, the Distributor receives certain out of pocket costs and asset-based fees, all of which are paid by the Adviser out of its own assets. The Distributor receives no compensation from the Trust.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Independent Registered Public Accounting Firm

Spicer Jeffries LLP, located at 4601 DTC Boulevard, Suite 700, Denver, CO 80237, serves as the independent registered public accounting firm for the Trust and the Fund. Spicer Jeffries LLP performs the annual audit of the financial statements of the Fund; prepares the Fund’s U.S. federal, state, and excise tax returns; and advises the Fund on matters of accounting and U.S. federal and state income taxation.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as legal counsel to the Trust and the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Adviser and the Sub-Adviser are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions (which may be affiliates of the Adviser or Sub-Adviser), and the negotiation of brokerage commissions. The Fund may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or over-the-counter securities and securities listed on an exchange) and agency NASDAQ or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

The Fund will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities are traded on an exchange, the Fund’s policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser and Sub-Adviser believe that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser and Sub-Adviser will rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar figure appropriate for those services is not ascertainable.

The Adviser and Sub-Adviser do not consider sales of shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

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As permitted by Section 28(e) of the Exchange Act, the Adviser or Sub-Adviser may cause the Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or Sub-Adviser make a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of the Fund’s commission dollars to pay for brokerage and research services provided to the Adviser or Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Research products and services may include, but are not limited to, general economic, political, business, and market information and reviews; industry and company information and reviews; evaluations of securities and recommendations as to the purchase and sale of securities; financial data on a company or companies; performance and risk measuring services and analysis; stock price quotation services; computerized historical financial databases and related software; credit rating services; analysis of corporate responsibility issues; brokerage analysts’ earnings estimates; computerized links to current market data; software dedicated to research; and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance, and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser or Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or Sub-Adviser from its own funds, and not by portfolio commissions paid by the Fund.

Research products and services provided to the Adviser or Sub-Adviser by broker-dealers that effect securities transactions for the Fund may be used by the Adviser or Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser or Sub-Adviser in connection with the Fund. Some of these products and services are also available to the Adviser or Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Adviser or Sub-Adviser for services provided to the Fund.

Neither the Adviser nor the Sub-Adviser has utilized soft dollars in connection with the management of the Fund.

Brokerage Commissions Paid

For the fiscal period from June 7, 2022 (the date of inception) through June 30, 2022, the Fund paid brokerage commissions in the amount of $0.

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Disclosure Policy

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Trust, including the Adviser and Sub-Adviser. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including the Fund’s website, www.uscfinvestments.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Listing Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund.

The Trust, Adviser, Sub-Adviser, custodian, and Distributor will not disseminate non-public information concerning the Trust or the Fund.

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Daily access to the Fund’s portfolio holdings is permitted to personnel of the Adviser, Sub-Adviser, the Distributor, the administrator, the custodian, and the Trust’s other agents and service providers who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings.

The Fund discloses its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and provides that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on November 8, 2013, and has authorized capital of an unlimited number of shares of beneficial interest, par value $0.001, which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholder meeting if the 1940 Act does not require such a meeting. Generally, annual meetings of Trust shareholders will not be held. Meetings of Shareholders shall be called by the Secretary upon the written request of the holders of no less than 25% of the outstanding shares entitled to vote upon the matter requested. Such request shall state the purpose of such meeting and the matters proposed to be acted upon. Shareholders holding two-thirds of the outstanding shares of the Trust may remove a Trustee from office by votes cast at a meeting of Trust shareholders or by written consent.

All shares of the Trust are freely transferable; provided, however, that shares may not be redeemed individually, but only in Creation Units. The shares will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that only shares of a particular series may be entitled to vote on a matter affecting that series. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Fund.

The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of the Fund’s shareholders held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations, and this risk should be considered remote. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

The Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

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Beneficial ownership of shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows: Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at: www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor at the NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form. Notwithstanding the foregoing, the Trust may, but is not required to, permit non-standard orders (cash, cash in lieu, custom) until 4:00 p.m. Eastern Time, or until the market close (in the event an exchange closes early).

A “Business Day” is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Fund Deposit. For the Fund, the consideration for purchase of a Creation Unit consists of Deposit Securities constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

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BNY Mellon, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the portfolio manager(s) with a view to the investment objective of the Fund.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, BNY Mellon, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Cash Purchase. The Trust reserves the right to permit or require the substitution of an amount of cash (a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant or the investor for which it is acting. When, in the sole discretion of the Trust, cash purchases of Creation Units are available or specified for the Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Fund’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the transaction fees required for the Fund.

Procedures for Creation of Creation Units. To be eligible to place orders for a Creation Unit, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to purchase shares of the Fund directly from the Fund, including non-standard orders, must be placed for one or more Creation Units. All orders for Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Listing Exchange (ordinarily 4:00 p.m. Eastern Time (“Closing Time”)) on the date such order is placed in order for the Creation Unit to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order for Units is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and/or applicable order form, as described below (see “Placement of Creation and Redemption Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failures, may impede the ability to reach the Distributor or an Authorized Participant.

Orders for Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders for Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation or redemption that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

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Placement of Creation Orders and Redemption Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Deposit Securities or cash in lieu amounts, as applicable, transferred through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through BNY Mellon to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order or redemption order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component (or any cash in lieu amount, if applicable) to the Trust, together with such additional information as may be required by the Distributor. An order for Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component, and cash in lieu amounts, as applicable, have been completed. The delivery of Creation Units generally will occur no later than the second business day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the second business day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor with respect to the Fund, for reasons including but not limited to, (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Listing Exchange for that date by BNY Mellon, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor, and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, BNY Mellon, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee of $350. The Fund reserves the right to waive the transaction fee, if it is in the best interest of the Fund.

The Fund may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

For the Fund, shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund through BNY Mellon and only on a Business Day. The Trust will not redeem shares in amounts less than the size of a Creation Unit. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

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With respect to the Fund, BNY Mellon, through the NSCC, makes available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the designated portfolio of securities (“Fund Securities”) per each Creation Unit that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to creations of Creation Units.

For the Fund, unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities — as announced by BNY Mellon on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Cash Redemptions. The Fund may permit or require full or partial cash redemptions of Creation Units of the Fund. Such redemptions will be effected in essentially the same manner as in-kind redemptions. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Placement of Redemption Orders Using Clearing Process. For the Fund, orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by BNY Mellon not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Additional Redemption Procedures. Deliveries of redemption proceeds generally will be made within two business days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two business days after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash. Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not business days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a redemption transaction fee of $350 assessed per transaction. The redemption transaction fee will be no more than 2.0% of the cost of a Creation Unit. The Fund reserves the right to waive the transaction fee, if it is in the best interest of the Fund.

The Fund may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if the Fund’s prospectus is made available upon request at the national securities exchange on which the shares of such fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.”

For the Fund, the NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the Listing Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing the Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security, the Fund must use such security’s fair value as determined in good faith in accordance with the Trust’s Fair Value Pricing Procedures, which are approved by the Board.

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

The value of the Fund’s portfolio securities is based on such securities’ closing price on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

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DIVIDENDS AND DISTRIBUTIONS

General Policies

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends and Distributions.”

Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Fund shares. It is based upon the Code, the Treasury regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change (possibly with retroactive effect), including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Tax Information.”

This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting the Trust or Fund shareholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions; broker dealers; insurance companies; tax-exempt organizations; partnerships; other pass-through entities; persons holding shares in connection with a hedging, straddle, conversion, or other integrated transaction; non-U.S. shareholders (as defined below) engaged in a trade or business in the United States and who hold shares in connection with such business (determined under applicable U.S. federal income tax laws); or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. shareholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state, or local tax. This discussion assumes that shareholders hold their shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of Fund shares who is for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the U.S.;
•	A corporation or other entity treated as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
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•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	A trust if either (i) a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all its substantial decisions, or (ii) the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. Shareholder” generally is a beneficial owner of Fund shares who is neither a U.S. Shareholder nor a partnership (or an entity or arrangement classified as a partnership for U.S. federal income tax purposes). Non-U.S. Shareholders that hold Fund shares as part of a U.S. trade or business should consult their own tax advisor as to the tax consequences of holding and disposing of Fund shares.

If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds shares, the U.S. federal income tax treatment of the partnership and each partner generally depends on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership (and any partner in such partnership) considering an investment in shares should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership, and disposition of shares by the partnership.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares will depend on the facts of his, her, or its particular situation. The Trust encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal income, estate and gift tax laws; state, local, and foreign tax law; eligibility for the benefits of any applicable tax treaty; and the effect of any possible changes in the tax laws.

Tax Treatment of the Fund

In General. The Fund intends to elect to be treated as, and qualify annually thereafter as, a RIC under the Code.

As a RIC, the Fund generally is not subject to U.S. federal income tax on any ordinary income or capital gains that are timely distributed to shareholders as dividends.

To qualify as a RIC, the Fund must, among other things:

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and
•	diversify its holdings so that, at the end of each quarter of each taxable year:
o	at least 50% of the value of total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs, and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer, and
o	not more than 25% of the value of total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, hereinafter the “Diversification Tests.”

As a RIC, the Fund generally is not subject to U.S. federal income tax on investment company taxable income and net capital gains timely distributed to shareholders in any taxable year, if the Fund distributes an amount equal to at least the sum of (i) 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) 90% of its net tax-exempt interest income (which is the excess of gross tax-exempt interest income over certain disallowed deductions), or the “Annual Distribution Requirement.” The Fund intends to distribute annually all or substantially all of such income. Generally, if the Fund fails to meet this Annual Distribution Requirement for any taxable year, the Fund will fail to qualify as a RIC for such taxable year. To the extent the Fund meets the Annual Distribution Requirement for a taxable year, but retains net capital gains for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax on such retained capital gains and investment company taxable income. The Fund may choose to retain net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax.

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To maintain its qualification as a RIC, the Fund cannot invest more than 25% of its total assets QPTPs.

U.S. Federal Excise Tax. The Fund will be subject to a nondeductible 4% U.S. federal excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year an amount equal to at least the sum of 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and (iii) any previously undistributed ordinary income or capital gain net income that Fund recognized in preceding years, but were not distributed during such years, and on which the Fund did not pay any U.S. federal income tax. The Fund intends to make distributions necessary to avoid the 4% U.S. federal excise tax.

Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to U.S. federal income tax imposed at corporate rates on all of its taxable income derived in that year, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions by the Fund to its shareholders generally will be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions from a non-qualifying Fund’s earnings and profits will be taxable to the Fund’s shareholders as regular dividends, possibly eligible for (i) in the case of a non-corporate Fund shareholder, treatment as a qualifying dividend (as discussed below) taxable at the same maximum tax rates applicable to long-term capital gains or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.

If the Fund fails to qualify as a RIC for two or more taxable years, in order to qualify as a RIC in a subsequent year, the Fund may be subject to regular corporate tax on any net built-in gains with respect to certain of the Fund’s assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) that the Fund elects to recognize on requalification or when recognized over the next five years.

Recognition of Income Prior to Receiving Cash. With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

PFIC and Foreign Corporation Investments. The Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (a “PFIC”) for U.S. federal income tax purposes. As a result, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if the Fund makes a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by it to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, the Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, the Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified electing fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Any such income would be subject to the RIC Annual Distribution Requirement and would be taken into account for purposes of the 4% U.S. federal excise tax (described above).

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If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or “CFC,” it may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or 10% or more of the total value of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, it will be required to include such distribution in its investment company taxable income regardless of whether it receives any actual distributions from such CFC, and it must distribute such income to satisfy the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

Income inclusions from a qualified electing fund or CFC will be “good income” for purposes of the 90% Gross Income Test provided that they are derived in connection with the Fund’s business of investing in stocks and securities or the qualified electing fund or the CFC distributes such income to the Fund in the same taxable year to which the income is included in the Fund’s income.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses, or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Special or Uncertain Tax Consequences. The Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions. The Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of the Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio, or take other action in order to comply with the final determination.

REITs. Certain of the Fund’s holdings in real estate assets may be held through one or more entities treated as real estate investment trusts or “REITs” for U.S. federal income tax purposes. To obtain the favorable tax treatment afforded to REITs under the Code, among other things, such REIT generally will be required each year to distribute to its shareholders at least 90% of its REIT taxable income determined without regard to the dividends-paid deduction and excluding net capital gain. To the extent that it does not distribute all of its net capital gains, or distributes at least 90%, but less than 100%, of its REIT taxable income, as adjusted, it will have to pay an entity-level tax on amounts retained. Furthermore, if it fails to distribute during each calendar year at least the sum of (a) 85% of its ordinary income for that year, (b) 95% of its capital gain net income for that year, and (c) any undistributed taxable income from prior periods, it would have to pay a 4% nondeductible U.S. federal excise tax on the excess of the amounts required to be distributed over the sum of (x) the amounts that it actually distributed and (y) the amounts it retained and upon which it paid income tax at the entity level. These requirements could cause it to distribute amounts that otherwise would be spent on investments in real estate assets, and it is possible that the REIT might be required to borrow funds, possibly at unfavorable rates, or sell assets to fund the required distributions. In addition, in order to qualify as a REIT, not more than 50% of the value of each REIT’s shares may be owned, directly or indirectly, through the application of certain attribution rules under the Code, by any five or fewer individuals, as defined in the Code to include specified entities, during the last half of any taxable year other than a REIT’s first taxable year.

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If a REIT fails to qualify as a REIT for any taxable year and it does not qualify for certain statutory relief provisions, it will be subject to U.S. federal income tax on its taxable income at the applicable corporate income tax rate. In addition, it would generally be disqualified from treatment as a REIT for the four taxable years following any taxable year in which it fails to qualify as a REIT. Loss of REIT status would reduce such REIT’s net earnings available for investment or distribution to the Fund as a result of the imposition of entity-level tax on the REIT.

Master Limited Partnerships. The Fund may invest up to 25% of its total assets in certain MLPs. The Fund’s ability to meet its investment objective may rely in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of the Fund’s investment. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests.

As a limited partner in such MLPs, the Fund will be allocated its pro rata share of each MLP’s income, gains, losses, deductions, and credits. The Fund expects that a significant portion of its allocable share of taxable income and gains from the MLPs will be offsets by its allocable share of tax deductions from such MLPs. As a result, such MLPs may make distributions to the Fund that represent non-taxable return of capital distributions. The percentage of an MLP’s taxable income that is offset by taxable deductions will fluctuate over time for various reasons. To the extent that an MLP reduces its pace of acquiring new investments, tax deductions for depreciation and amortization may similarly be reduced. A reduction in the percentage of the income from an MLP offset by tax deductions or gains as a result of the sale of portfolio securities will reduce that portion, if any, of the Fund’s distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in a relative increase in the amount of taxable distributions to the shareholder compared to non-taxable distributions. In addition, when the Fund receives return of capital distributions from an MLP, its adjusted tax basis in the limited partnership interests in such MLP is reduced by the non-taxable portion of such distributions. This will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for U.S. federal income tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from an MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. The Fund will rely on information that is timely provided by MLPs to determine the tax character of the distributions to shareholders. To the extent such information is not timely provided, the Fund intends to rely on its own data, and the Fund may restate the character of its distributions and amend any shareholder tax reporting previously issued. Without regard to whether the fund restates the character of its distributions and amends any shareholder tax reporting previously provided, the shareholder may be required to report and pay tax based on the information provided by the MLPs.

Tax Treatment of U.S. Shareholders

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Fund shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s investment company taxable income (i.e., net investment income and net short-term capital gains) are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses properly reported by the Fund as “capital gain dividends” are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s shares.

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“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of the Fund may qualify for the 50% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for 45 days or less (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Distributions in excess of earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Any distributions reinvested in additional shares will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted tax basis in the additional shares equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are acquired by the U.S. shareholder.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, the Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the adjusted tax basis of the Fund shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 20%. In addition, Fund distributions of qualifying dividend income to non-corporate Fund shareholders qualify for taxation at long-term capital gain rates.

Investors considering buying Fund shares just prior to a distribution should be aware that, although the price of the Fund shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

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Sales of Fund Shares. A U.S. shareholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of Fund shares in an amount equal to the difference between the amount realized on the disposition of the shares and the U.S. shareholder’s adjusted tax basis in the shares. Generally, gain recognized by a U.S. shareholder on the disposition of Fund shares will result in capital gain or loss to a U.S. shareholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. shareholder upon the disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. shareholder. A loss recognized by a U.S. shareholder on a disposition of Fund shares will be disallowed as a deduction if the U.S. shareholder acquires additional Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the adjusted tax basis of the shares acquired will be adjusted to reflect the disallowed loss.

Issuance and Redemption of Creation Units. On an issue of shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Fund shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate adjusted tax basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s adjusted tax basis in the redeemed Fund shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Fund shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Fund shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

Foreign Tax Credits. The Fund may be subject to foreign income taxes and may be able to elect to pass-along such credit to its shareholders. If this election is available and the Fund elects such treatment, the amount of such credit will be treated as an additional distribution by the Fund and, subject to various limitations of the Code, its shareholders will be entitled to claim a foreign tax credit to offset their tax liability. Please consult your tax advisor regarding whether you will be able to use such credit against your tax liability.

Medicare Tax. In addition, if applicable to a shareholder, a 3.8% Medicare tax will be imposed on net investment income. Please consult your tax advisor regarding this tax.

Back-Up Withholding. The Fund may be required to backup withhold from all distributions to any U.S. Shareholder of the Fund (1) who fails to furnish the Fund with a correct U.S. taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The taxpayer identification number of an individual who is a U.S. Shareholder generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Tax Shelter Reporting Regulations. If the Fund shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual Fund shareholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the Fund shareholder must file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Special Issues for Non-U.S. Shareholders

In general. Non-U.S. Shareholders who do not hold Fund shares as part of a U.S. trade or business generally will be subject to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty) on distributions of the Fund’s ordinary income unless an exception applies. Subject to the discussions regarding backup withholding and FATCA (defined below) below, no withholding generally is required with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent the Fund properly reports such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. The Fund anticipates that a portion of distributions will be eligible for this exception from withholding; however, the Fund cannot determine what portion of distributions (if any) will be eligible for this exception until after the end of their taxable year. No certainty can be provided that any distributions will be reported as eligible for this exception.

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Under current law, a Non-U.S. Shareholder who does not hold Fund shares as part of U.S. trade or business generally is not subject to U.S. federal income tax on gain realized on a sale or exchange of Fund shares unless (i) in the case of an individual Non-U.S. Shareholder, such shareholder is physically present in the United States for at least 183 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the Non-U.S. Shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” (as defined below) and the Non-U.S. Shareholder actually or constructively held more than 5% of the Fund shares of the same class. In the case of a disposition described in clause (ii) of the preceding sentence, the gain generally would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the applicable rate.

Unless treated as a “domestically-controlled” RIC, the Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period more than 50% in value of the RIC’s stock was owned by U.S. persons.

In general, if the Fund is a “U.S. real property holding corporation,” (determined without the exception for “domestically-controlled” RICs and publicly-traded RICs) distributions by the Fund attributable to gains from “U.S. real property interests” (including gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will be treated as income effectively connected to a trade or business within the United States, subject generally to tax at the same rates applicable to domestic Fund shareholders and, in the case of a corporate Non-U.S. Shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower rate under an income tax treaty) may apply. Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the Non-U.S. Shareholder to file a U.S. federal income tax return.

Even if the Fund is treated as a U.S. real property holding company, distributions on and sales of the Fund shares will not be treated as income effectively connected with a U.S. trade or business in the case of a Non-U.S. Shareholder owning (for the applicable period) 5% or less (by class) of the Fund shares. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described rules.

Non-U.S. Shareholders should provide the Fund or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E or an acceptable substitute form for establishing that it is a Non-U.S. Shareholder and establishing an exemption from backup withholding. To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding or to claim a benefit under an applicable tax treaty, a Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and may be required to file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Non-U.S. Shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a U.S. trade or business or avoiding withholding tax will be treated as having received such distributions. All shareholders of the Fund should consult their tax advisers regarding the application of these rules.

Foreign Account Tax Compliance Act. Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the IRS to provide such information and are in compliance with the terms of such IGA and any implementing legislation or regulation. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S.- source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of the Fund shareholder and the status of the intermediaries through which they hold their shares, Fund shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, the Fund shareholder might be eligible for refunds or credits of such taxes.

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OTHER INFORMATION

The Fund is not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

Shareholder inquiries may be made by writing to the Trust, c/o USCF Advisers LLC, 1850 Mt. Diablo Blvd, Suite 640, Walnut Creek, CA 94596.

FINANCIAL STATEMENTS

The Fund’s audited financial statements and report of Spicer Jeffries LLP, as the independent registered public accounting firm, are hereby incorporated by reference to the Annual Report for the Trust for the fiscal period ended June 30, 2022. You can obtain a copy of the Trust’s Annual Report without charge by calling the Fund at 1-800-920-0259 or by visiting www.uscfinvestments.com.

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APPENDIX A:

PROXY VOTING POLICIES AND PROCEDURES OF THE FUND AND THE SUB-ADVISER

Proxy Voting Policy

Miller/Howard Investments, Inc. (“Miller/Howard” or “The Firm”) recognizes, as a matter of policy and as a fiduciary to our clients, that proxy voting is a valuable right of shareholders. Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management’s policies. Miller/Howard supports voting proxies consistent with our financial, social, and environmental objectives. For more information regarding these objectives, please refer to our ESG Investment Policy on our website.

Each proxy season, in addition to the “standard” issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions. We actively support resolutions that maintain or increase shareholder value and generally support resolutions that ask for reports on specific policies and practices with respect to the environment, human rights, labor standards, diversity, nondiscrimination, executive compensation, political spending or lobbying activities. The primary goal of the shareholder resolution process is to bring concerns to the attention of company management and other shareholders, hopefully resulting in dialogue and/or the redress of concerns. We support the right of both shareholders and stakeholders to pursue such discussions.

ADMINISTRATION AND RESEARCH

Miller/Howard utilizes the services of proxy voting vendor(s) for the facilitation of electronic voting of ballots, records retention, and accessing research reports and recommendations. We seek research and recommendations that are in alignment with our ESG goals, including those that reflect our commitments as a signatory to the United Nations Principles for Responsible Investment.

We affirm each ballot, ensuring that voting decisions are in what we believe are the best interests of the shareholder and in alignment with our policies and objectives.

Copies of our proxy voting record and other proxy-related reports are available upon request; please contact us at esg@mhinvest.com.

LIMITATIONS, DISCLOSURE, AND UPDATES

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy voting authority, Miller/Howard has no responsibility to receive, vote, or otherwise advise voting. Additionally, Miller/Howard may refrain from voting a proxy if the shares are unsupervised or no longer held by the client at the time of the meeting.

Miller/Howard discloses a summary of our Proxy Voting Policy in our Form ADV Part 2. On an annual basis, Miller/Howard will amend or update this policy, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

Miller/Howard Investments, Inc.
The Fuller Building
45 Pine Grove Ave | Suite 301
Kingston, NY 12401
(ph) 845-679-9166 | (fax) 845-679-5862
esg@mhinvest.com | www.mhinvest.com

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Prospectus

USCF Midstream Energy Income Fund
NYSE: UMI

October 30, 2022

USCF ETF TRUST

*Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

FUND SUMMARY — USCF MIDSTREAM ENERGY INCOME FUND

Investment Objective

The primary investment objective of the USCF Midstream Energy Income Fund (the “Fund”) is to seek a high level of current income.

As a secondary objective, the Fund seeks capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.85%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds.

It illustrates the hypothetical expenses that investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio holdings received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund seeks a high level of current income and, as a secondary objective, capital appreciation, by investing in high quality midstream energy infrastructure companies that pay current distributions to shareholders. Miller/Howard Investments, Inc. (“the “Sub-Adviser”) serves as the sub-adviser for the Fund and manages the Fund’s investments. The Fund, utilizes a bottom-up fundamental research process to evaluate these midstream energy infrastructure companies on a number of key metrics, including income, growth of income, distribution coverage, leverage, direct-commodity price exposure, and contract quality. To be considered as potential Fund investments, such companies will typically meet the Fund’s criteria of persistent cash flow generation and have management teams with a consistent track record of efficient capital allocation. The Fund will seek to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in equity securities of U.S. and Canadian companies of any market capitalization deemed by the Fund to be engaged in the midstream energy sector. The midstream energy sector primarily includes publicly-traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), and companies structured or who elect to be taxed as C-corporations that derive the majority of their revenue from

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operating or providing midstream energy services. The Fund considers midstream energy services to be transportation, storage, and gathering & processing infrastructure that primarily collect fees for transporting customers’ oil, natural gas, and other products (collectively, “midstream energy sector”).

The Fund will typically invest in approximately twenty to twenty-five of these companies, though it is not required to do so. The Fund will select these companies for investment from, as of the date of this prospectus, approximately sixty eligible midstream energy and MLP companies.

In evaluating potential portfolio companies for investment, the Fund will consider the company’s liquidity (including the company’s average daily traded volume) and market capitalization (generally selecting companies with market capitalizations greater than $1.5 billion). The Fund will also consider the company’s ownership, public float, and corporate structure, and the company’s financial characteristics, business model, valuation, and management and board members. As part of its process to evaluate potential portfolio companies, the Fund also conducts an ESG risk assessment and assigns an ESG risk rating for each company reviewed. The risk assessment looks at a number of factors, including exposure to environmental risks, policies on diversity and inclusion, and corporate governance.

The Fund may directly invest up to 25% of its total assets in equity securities of certain MLPs treated as publicly-traded partnerships. The Fund will invest more than 25% of the value of its total assets in the energy, oil, and gas industries.

The Fund’s investments in the securities of Canadian issuers are generally expected to comprise less than 40% of the value of the Fund’s total assets.

The Fund is “non-diversified,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Market Risk. The trading prices of financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including global pandemics, such as the recent outbreak of COVID-19. The Fund’s net asset value (“NAV”) and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Energy Sector Risk. Energy markets can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Because of the Fund’s focus in this sector, the performance of the Fund is tied closely to and affected by developments in the energy sector. The energy markets are subject to both short- and long-term trends that impact demand for and supply of energy commodities. A decrease in the production of energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution (such as reduced volumes of natural gas or other energy commodities so available), or a sustained decline in demand for such commodities (such as a sustained reduced demand for crude oil, natural gas, and refined petroleum products resulting from a recession or an increase in market price or higher taxes) may adversely impact the financial performance of companies operating in the energy sector, including MLPs.

These companies, including MLPs, are subject to the above and other supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, economic conditions, war, and political unrest among others. The energy sector has recently experienced increased volatility as a result of Russia’s invasion of Ukraine in February 2022 and the resulting sanctions on Russia and other responses by the U.S. and other factors. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole, and a downturn in the energy sector could have an adverse effect on the Fund’s performance. MLPs operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, and crude oil, in both the short- and long-term, and it is impossible to predict such fluctuations with accuracy. MLPs and other companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities, and such reductions could adversely affect the ability of such MLPs to make distributions to the Fund. To the extent a significant portion of the Fund is invested in the energy sector, the Fund may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy.

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Energy Infrastructure Companies Risk. Energy infrastructure companies, including MLPs, midstream energy C-corporations, and utility companies, are subject to risks specific to the energy and energy-related industries. This includes but is not limited to: fluctuations in commodity prices impacting the volume of energy commodities transported, processed, stored or distributed; reductions in volumes of crude oil, natural gas or other energy commodities being available for transporting, processing, storing or distributing; slowdowns in new construction and acquisitions limiting growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time; increased supply of oil, natural gas and petroleum products; geopolitical risks and other shocks to supply and/or demand that could impact the prices of crude oil, natural gas or other energy commodities; depletion of crude oil, natural gas reserves or other commodities; rising interest rates resulting in higher costs of capital, increased operating costs; counterparties to contracts defaulting or going bankrupt; and an inability to execute acquisitions or expansion projects in a cost-effect manner; extreme weather events and environmental hazards; and threats of attack by terrorists on energy assets. Energy infrastructure companies may also face counterparty risk, such that long-term contracts may be declared void if the counterparty to those contracts enters bankruptcy proceedings. In addition, energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact the energy infrastructure companies. Certain energy infrastructure companies in the utilities industry are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems in varying degrees.

Master Limited Partnership Investment Risks. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain other risks, including, for example, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. On March 15, 2018, the Federal Energy Regulatory Commission (“FERC”) changed its long-standing tax allowance policy which no longer permits MLPs to include in their cost of service an income tax allowance. This has had a negative impact on the performance of some MLPs affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP’s business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of income over the long term. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Small and Mid-Capitalization Risk. The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

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Commodity Price Risk. Many of the issuers of securities in which the Fund invests, such as MLPs and other issuers, may be in industry sectors that may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (OPEC); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. There remains significant uncertainty around the duration of the impacts from COVID-19, including uncertainty regarding new variants that have emerged. Other infectious illness outbreaks in the future may result in similar impacts.

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time.

New Fund Risk. Since the Fund is new, there can be no assurance that the Fund will grow to or maintain an economically viable size. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation rates have risen to the highest levels seen in many decades. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

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Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Canada Risk. The Fund is subject to certain risks specifically associated with investments in the securities of Canadian issuers. The Canadian economy is heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. Changes to the U.S. economy may significantly affect the Canadian economy because the United States is Canada’s largest trading partner and foreign investor. These and other factors could have a negative impact on the Fund and its investments in Canada.

Foreign Securities Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements. Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from Foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares.

Utility Companies Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects counterparty risk, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, domestic and international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utility companies.

Master Limited Partnership Tax Risk. The Fund’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of the Fund’s investment. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from an MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. The Fund will rely on information that is timely provided by MLPs to determine the tax character of the distributions to shareholders. To the extent such information is not timely provided, the Fund intends to rely on its own data, and the Fund may restate the character of its distributions and amend any shareholder tax reporting previously issued. Without regard to whether the fund restates the character of its distributions and amends any shareholder tax reporting previously provided, the shareholder may be required to report and pay tax based on the information provided by the MLPs.

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ESG Investing Risk. The Fund’s consideration of ESG factors in selecting investments may limit the investment opportunities available to the Fund or exclude the securities of certain issuers for non-financial reasons. As such, the Fund may invest in companies or industries that are out of favor in the market or underperforming the market, and the Fund may forego certain market opportunities available to funds that do not invest using ESG criteria. Companies that meet the Fund’s ESG criteria may be more focused on long-term rather than short-term returns, and thus may underperform in the short-term and adversely impact the Fund’s short-term performance. In evaluating a company based on ESG criteria, the Sub-Adviser may use information and data from third-party providers of ESG research, which may be incomplete, inaccurate or unavailable. There is no uniform set of ESG standards, and different third-party providers may provide different or inconsistent information and data. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors.

Equity Securities Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Equity Income Securities Risk. The Fund may invest in equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to shareholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer. Although the Fund may seek capital appreciation with respect to particular investments, its overall focus on generating income from dividends and distributions from equity securities may mean that it does not always seek, or obtain, capital appreciation from equity investments. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

Authorized Participants Risk. Only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with the Fund’s distributor (“Authorized Participants”) may purchase or redeem shares at NAV. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem Shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Fund Performance

The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once the Fund has annual returns for a full calendar year. Current performance information is available at www.uscfinvestments.com.

Performance information, when available, will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance and does not guarantee future results. The Fund may perform better or worse in the future.

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Management

USCF Advisers LLC serves as the investment adviser to the Fund.

Miller/Howard Investments, Inc. serves as the investment sub-adviser to the Fund.

Portfolio Managers

Gregory Powell, PhD (the Sub-Adviser), the Chief Investment Officer and a Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since the Fund began operations in 2021.

John R. Cusick, CFA (the Sub-Adviser), a Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since the Fund began operations in 2021.

Adam Fackler, CFA (the Sub-Adviser), a Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since the Fund began operations in 2021.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund may only be purchased and sold in the secondary market on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). This is known as the “bid-ask spread”. Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread is available on the Fund’s website at www.uscfinvestments.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only Authorized Participants that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Creation Units consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems. Creation Units in exchange for a portfolio of securities (i.e., “baskets”) closely approximating holdings of the Fund and a designated amount of cash, but has adopted policies and procedures to allow it to utilize custom baskets consistent with the rules under the 1940 Act. Purchasers and redeemers of Creation Units are required to pay an additional charge of $350 to compensate the Fund for brokerage and transaction expenses.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT OBJECTIVE, STRATEGY, AND RISK INFORMATION

Investment Objectives

The Fund seeks a high level of current income as its primary investment objective. As a secondary objective, the Fund seeks capital appreciation.

The Fund’s investment objective, and its policy to invest at least 80% of its net assets in equity securities of U.S. and Canadian companies of any market capitalization deemed by the Fund to be engaged in the midstream energy sector, may each be changed without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

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Principal Investment Strategies of the Fund

The Fund is an actively managed ETF. The Fund seeks a high level of current income and, as a secondary objective, capital appreciation, by investing in high quality midstream energy infrastructure companies that pay current distributions to shareholders. The Fund utilizes a bottom-up fundamental research process to evaluate these midstream energy infrastructure companies on a number of key metrics, including income, growth of income, distribution coverage, leverage, direct-commodity price exposure, and contract quality. To be considered as potential Fund investments, such companies will typically meet the Fund’s criteria of persistent cash flow generation and have management teams with a consistent track record of efficient capital allocation. The Fund will seek to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in equity securities of U.S. and Canadian companies of any market capitalization deemed by the Fund to be engaged in the midstream energy sector. The midstream energy sector primarily includes publicly-traded MLPs and limited liability companies taxed as partnerships, and companies structured or who elect to be taxed as C-corporations that derive the majority of their revenue from operating or providing midstream energy services. The Fund considers midstream energy services to be transportation, storage, and gathering & processing infrastructure that primarily collect fees for transporting customers’ oil, natural gas, and other products (collectively, “midstream energy sector”).

The Fund will typically invest in approximately twenty to twenty-five of these companies, though it is not required to do so. The Fund will select these companies for investment from, as of the date of this prospectus, approximately sixty eligible midstream energy and MLP companies.

In evaluating potential portfolio companies for investment, the Fund will consider the company’s liquidity (including the company’s average daily traded volume) and market capitalization (generally selecting companies with market capitalizations greater than $1.5 billion). The Fund will also consider the company’s ownership, public float, and corporate structure, and the company’s financial characteristics, business model, valuation, and management and board members. As part of its process to evaluate potential portfolio companies, the Fund also conducts an ESG risk assessment and assigns an ESG risk rating for each company reviewed. The risk assessment looks at a number of factors, including exposure to environmental risks, policies on diversity and inclusion, and corporate governance.

The Fund may directly invest up to 25% of its total assets in equity securities of certain MLPs treated as publicly-traded partnerships. The Fund will invest more than 25% of the value of its total assets in the energy, oil, and gas industries.

The Fund’s investments in the securities of Canadian issuers are generally expected to comprise less than 40% of the value of the Fund’s total assets.

The Fund is “non-diversified,” as that term is defined in the 1940 Act.

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Market Risk. The trading prices of financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including global pandemics, such as the recent outbreak of COVID-19. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund, as a registered investment company, is subject to regulations under the 1940 Act. These regulations are complex and often subject to varying degrees of formal and information interpretation by courts, the SEC and the SEC staff, and at times these interpretations may be at odds with each other.

Energy Sector Risk. Energy markets can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Because of its focus in this sector, the performance of the Fund is tied closely to and affected by developments in the energy sector. The energy markets are subject to both short- and long-term trends that impact demand for and supply of energy commodities. A decrease in the production of energy commodities or a decrease in the volume of such commodities

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available for transportation, processing, storage or distribution (such as reduced volumes of natural gas or other energy commodities so available), or a sustained decline in demand for such commodities (such as a sustained reduced demand for crude oil, natural gas, and refined petroleum products resulting from a recession or an increase in market price or higher taxes) may adversely impact the financial performance of companies operating in the energy sector, including MLPs.

These companies, including MLPs, are subject to the above and other supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors, including geopolitical events, fluctuating commodity prices, weather, conservation, use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, price controls, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, or terrorist threats or attacks, among other factors. The energy sector has recently experienced increased volatility as a result of Russia’s invasion of Ukraine in February 2022 and the resulting sanctions on Russia and other responses by the U.S. and other actors.

At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole, and a downturn in the energy sector could have an adverse effect on the Fund’s performance. To the extent a significant portion of the Fund is invested in the energy sector, the Fund may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy.

Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may adversely affect accompanies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure. Oil and gas exploration and production can be significantly affected by natural disasters, as well as changes in exchange rates, interest rates, world events and economic conditions. Other risks related to concentrating in the energy sector include the potential for:

-	the imposition of import controls;
-	government regulations related to environmental protection, health and safety;
-	competition from alternative energy sources;
-	potential civil liabilities, such as environmental damage claims;
-	reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing;
-	a sustained reduced demand for crude oil, natural gas and refined petroleum products, potentially resulting from a recession or an increase in market price or higher taxes;
-	depletion of the natural gas reserves or other commodities if not replaced;
-	changes in the regulatory environment;
-	extreme weather;
-	violence or disruptive activity caused by political unrest; and
-	attacks or threats of attack by terrorists.

Energy Infrastructure Companies Risk. Energy infrastructure companies, including MLPs, midstream energy C-corporations, and utility companies, are subject to risks specific to the energy and energy-related industries. This includes but is not limited to: fluctuations in commodity prices impacting the volume of energy commodities transported, processed, stored or distributed; reductions in volumes of crude oil, natural gas or other energy commodities being available for transporting, processing, storing or distributing; slowdowns in new construction and acquisitions limiting growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time; increased supply of oil, natural gas and petroleum products; geopolitical risks and other shocks to supply and/or demand that could impact the prices of crude oil, natural gas or other energy commodities; depletion of crude oil, natural gas reserves or other commodities; rising interest rates resulting in higher costs of capital, increased operating costs; counterparties to contracts defaulting or going bankrupt; and an inability to execute acquisitions or expansion projects in a cost-effect manner; extreme weather events and environmental hazards; and threats of attack by terrorists on energy assets. Energy infrastructure companies may also face counterparty risk, such that long-term contracts may be declared void if the counterparty to those contracts enters bankruptcy proceedings. In addition, energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact the energy infrastructure

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companies. Certain energy infrastructure companies in the utilities industry are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems in varying degrees.

Master Limited Partnership Investment Risks. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain other risks, including, for example, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. On March 15, 2018, the FERC changed its long-standing tax allowance policy which no longer permits MLPs to include in their cost of service an income tax allowance. This has had a negative impact on the performance of some MLPs affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP’s business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of income over the long term. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Small and Mid-Capitalization Risk. The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Commodity Price Risk. Many of the issuers of securities in which the Fund invests, such as MLPs and other issuers, may be in industry sectors that may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (OPEC); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

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Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. There remains significant uncertainty around the duration of the impacts from COVID-19, including uncertainty regarding new variants that have emerged. Other infectious illness outbreaks in the future may result in similar impacts.

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. It is also difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Unexpected market illiquidity may cause major losses at any time.

New Fund Risk. Since the Fund is new, there can be no assurance that the Fund will grow to or maintain an economically viable size. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation rates have risen to the highest levels seen in many decades. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an Authorized Participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser and Sub-Adviser believe that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of Fund shares or sells at a time when the market price is at a discount to the NAV of Fund shares, then the investor may sustain losses.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Market makers are under no obligation to make a market in the Fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In times of market stress, market makers or other Authorized Participants may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the

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ETF’s NAV and market price. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Canada Risk. The Fund is subject to certain risks specifically associated with investments in the securities of Canadian issuers. The Canadian economy is heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. Changes to the U.S. economy may significantly affect the Canadian economy because the United States is Canada’s largest trading partner and foreign investor. These and other factors could have a negative impact on the Fund and its investments in Canada.

Foreign Securities Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements. Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from Foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares.

Utility Companies Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects counterparty risk, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, domestic and international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utility companies.

Master Limited Partnership Tax Risk. The Fund’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the

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underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of the Fund’s investment. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from an MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. The Fund will rely on information that is timely provided by MLPs to determine the tax character of the distributions to shareholders. To the extent such information is not timely provided, the Fund intends to rely on its own data, and the Fund may restate the character of its distributions and amend any shareholder tax reporting previously issued. Without regard to whether the fund restates the character of its distributions and amends any shareholder tax reporting previously provided, the shareholder may be required to report and pay tax based on the information provided by the MLPs.

ESG Investing Risk. The Fund’s consideration of ESG factors in selecting investments may limit the investment opportunities available to the Fund or exclude the securities of certain issuers for non-financial reasons. As such, the Fund may invest in companies or industries that are out of favor in the market or underperforming the market, and the Fund may forego certain market opportunities available to funds that do not invest using ESG criteria. Companies that meet the Fund’s ESG criteria may be more focused on long-term rather than short-term returns, and thus may underperform in the short-term and adversely impact the Fund’s short-term performance. In evaluating a company based on ESG criteria, the Fund may use information and data from third-party providers of ESG research, which may be incomplete, inaccurate or unavailable. Research providers might only take into account one of many ESG related components of a company. There is no uniform set of ESG standards, and different third-party providers may provide different or inconsistent information and data, and the data may not be comparable. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. A company’s business practices, products or services may change over time. It is possible that companies identified through the Fund’s consideration of ESG factors will not operate as expected and will not exhibit positive ESG characteristics to the extent the Fund might have anticipated. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a company. As a result, the Fund may invest in companies that do not reflect the beliefs of any particular investor.

Equity Securities Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Equity Income Securities Risk. The Fund may invest in equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to shareholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer. Although the Fund may seek capital appreciation with respect to particular investments, its overall focus on generating income from dividends and distributions from equity securities may mean that it does not always seek, or obtain, capital appreciation from equity investments. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.

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Authorized Participants Risk. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem Shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Temporary Defensive Positions

The Fund may take temporary defensive positions that are inconsistent with its stated principal investment strategy, for instance, by allocating assets to cash, cash equivalent investments or other less volatile instruments in response to unusual market, economic, political, or other adverse conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings will be disclosed each day on its website at www.uscfinvestments.com. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT

Adviser

The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold.

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2022, the Adviser and its affiliates had approximately $4.2 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Trust and provides an investment program for the Fund. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s assets in conformity with its investment policies if the Adviser does not provide those services directly. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other non-distribution related services necessary for the Fund to operate. The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

On November 8, 2021, the United States Oil Fund, LP (“USO”), as well as its general partner, the United States Commodity Funds LLC (“USCF”), announced a resolution with each of the SEC and the CFTC relating to matters set forth in certain Wells Notices issued by the staffs of each of the SEC and CFTC as more fully described below. Like the Adviser, USCF is a wholly-owned subsidiary of Marygold.

On August 17, 2020, USCF, USO, and John P. Love, the president and chief executive officer of USCF, received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice stated that the SEC staff made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”), and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions.

Subsequently, on August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice stated that the CFTC staff made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the CEA, 7 U.S.C. §§ 6o(1)(A) and (B) and 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

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On November 8, 2021, acting pursuant to an offer of settlement submitted by USCF and USO, the SEC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 8A of the 1933 Act, directing USCF and USO to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, 15 U.S.C. § 77q(a)(3) (the “SEC Order”). In the SEC Order, the SEC made findings that, from April 24, 2020 to May 21, 2020, USCF and USO violated Section 17(a)(3) of 1933 Act, which provides that it is “unlawful for any person in the offer or sale of any securities .. . . to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.” USCF and USO consented to entry of the SEC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Separately, on November 8, 2021, acting pursuant to an offer of settlement submitted by USCF, the CFTC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 6(c) and (d) of the CEA, directing USCF to cease and desist from committing or causing any violations of Section 4o(1)(B) of the CEA, 7 U.S.C. § 6o(1)(B), and CFTC Regulation 4.41(a)(2), 17 C.F.R. § 4.41(a)(2) (the “CFTC Order”). In the CFTC Order, the CFTC made findings that, from on or about April 22, 2020 to June 12, 2020, USCF violated Section 4o(1)(B) of the CEA and CFTC Regulation 4.41(a)(2), which make it unlawful for any commodity pool operator (“CPO”) to engage in “any transaction, practice, or course of business which operates as a fraud or deceit upon any client or participant or prospective client or participant” and prohibit a CPO from advertising in a manner which “operates as a fraud or deceit upon any client or participant or prospective client or participant,” respectively. USCF consented to entry of the CFTC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Pursuant to the SEC Order and the CFTC Order, in addition to the command to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, Section 4o(1)(B) of the CEA, and CFTC Regulation 4.14(a)(2), civil monetary penalties totaling two million five hundred thousand dollars ($2,500,000) in the aggregate was required to be paid to the SEC and CFTC, of which one million two hundred fifty thousand dollars ($1,250,000) has been be paid by USCF to each of the SEC and the CFTC, respectively, pursuant to the offsets permitted under the orders.

The SEC Order can be accessed at www.sec.gov and the CFTC Order can be accessed at www.cftc.gov.

Sub-Adviser

The Sub-Adviser has been registered as an investment adviser with the SEC since 1986. The Sub-Adviser’s offices are located at The Fuller Building, 45 Pine Grove Ave, Suite 301, Kingston, NY 12401. As of June 30, 2022, the Sub-Adviser and its affiliates had approximately $2.9 billion in assets under management and $300 million in assets under advisement. Subject to the Adviser’s oversight, the Sub-Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Sub-Adviser and its affiliates deal, trade, and invest in the type of investments in which the Fund may also invest for clients in separately managed accounts and for closed-end fund shareholders.

Advisory and Sub-Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Sub-Adviser serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”).

The Advisory Agreement and the Sub-Advisory Agreement were approved by the Board at the July 28, 2022 meeting of the Board. A discussion of the Board’s approval of these agreements, including the basis for the Board’s approval, will be included in the Fund’s semi-annual shareholder report for the period ending December 31, 2022.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of all Fund expenses. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The Sub-Adviser is paid by the Adviser, not the Fund.

The following table lists the total management fee paid by the Fund.

Fund	Management Fee
USCF Midstream Energy Income Fund	0.85%

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Manager of Managers Structure

The Adviser and the Trust have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

PORTFOLIO MANAGEMENT

The Sub-Adviser (subject to the Adviser’s oversight) supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Sub-Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review the Fund’s portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The members of the team primarily responsible for the day-to-day management of the Fund’s portfolios are:

Gregory Powell, PhD, oversees the Portfolio Management Team as Chief Investment Officer. Greg is the designated lead or co-lead Portfolio Manager on the firm’s core strategies. In addition, he holds a position on Miller/Howard’s Executive Committee. Greg joined Miller/Howard in 2017 and served as a portfolio manager and Deputy Chief Investment Officer. Prior to joining MHI, Greg had a distinguished 19-year career as a portfolio manager and director of research at AllianceBernstein. At AB, he managed a team of 12 analysts and a suite of products with $11 billion in AUM. He also served as head of fundamental value research there, redesigning the analyst role with an emphasis on investment success and training analysts in all aspects of the position. He holds a BA in Economics/Mathematics from the University of California Santa Barbara, and a PhD and MA in Economics from Northwestern University.

John R. Cusick, CFA, focuses on midstream energy including master limited partnerships (MLPs). Before joining Miller/Howard in 2013, he was a senior vice president and research analyst at Wunderlich Securities Inc. in New York, covering energy in North America including partnerships focused on natural gas, liquids, and exploration & production. Prior to that, John spent more than a decade at Oppenheimer & Co. beginning his career as a junior analyst working for energy analyst Fadel Gheit, and then as a senior research analyst specializing in the midstream sector. He earned his BA in Finance and Marketing from Temple University, and an MBA in Finance from Fordham University School of Business in New York City.

Adam Fackler, CFA, focuses on utilities, telecommunications, and midstream energy including master limited partnerships (MLPs). Prior to joining Miller/Howard in 2016, Adam spent 10 years at Rodman & Redshaw and KLR Group, focusing on MLPs, and at MLV & Co., covering exploration & production companies and MLPs. Adam holds a BS in Business Administration with a minor in Economics from Bucknell University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian, and transfer agent.

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Under a fund administration and accounting agreement, BNY Mellon serves as administrator for the Fund and provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Fund.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of the Fund’s Creation Units on an agency basis. The Distributor does not maintain a secondary market in shares.

Independent Registered Public Accounting Firm

Spicer Jeffries LLP, located at 4601 DTC Boulevard, Suite 700, Denver, CO 80237, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as legal counsel to the Trust and the Fund.

CYBER SECURITY RISK

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Most investors will buy and sell shares of the Fund through brokers on the secondary market. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, investors will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Shares of the Fund trade under the trading symbol UMI.

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only for Authorized Participants transacting in Creation Units. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

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DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is typically calculated each day the NYSE Arca is open for trading as of the close of regular trading on NYSE Arca, generally 4:00 p.m. Eastern Time. If regular trading on NYSE Arca closes earlier than 4:00 p.m. Eastern Time on a given day, the NAV of the Fund’s shares will be calculated as of that earlier time. The time as of which the Fund calculates its NAV is referred to as the “NAV Calculation Time.” NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time, that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have traded at a premium or discount to the Fund’s NAV for the most recently completed calendar year and the completed calendar quarters thereafter will be available without charge at www.uscfinvestments.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends on a quarterly basis. Nonetheless, the Fund may not make a dividend payment every quarter. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

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DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in Fund shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by Authorized Participants and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading.

Cash purchases and redemptions of Creation Units can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that shares trade at or close to NAV.

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on Creation Unit transactions to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if, in the discretion of the Adviser, it is determined to be necessary or appropriate, the Adviser will monitor trades by Authorized Participants for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

The Fund does not impose restrictions on, or monitor for, frequent trading activity in the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act), including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive rule (Rule 12d1-4), including that any such investment company enter into an agreement with the Fund.

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of U.S. federal estate and gift tax and foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI, which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify each year for treatment as a regulated investment company (“RIC”). To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If the Fund meets those requirements, as well as certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax at the Fund level on income and gains from investments that are timely distributed to shareholders. If the Fund fails to qualify as a RIC or to meet minimum distribution requirements (and, assuming certain relief provisions were not available), the Fund would be subject to U.S. federal income tax on income derived by the Fund, which could result in a material reduction in cash available for distribution to shareholders and the NAV of the Fund.

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Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement in any taxable year, the Fund will be subject to U.S. federal income tax at corporate rates on its taxable income (even if such income were distributed to its shareholders) and all distributions of its earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Internal Revenue Code of 1986, as amended (the “Code”), under current law will constitute qualified dividend income in the case of individual shareholders and would be eligible for the dividends received deduction in the case of a corporate shareholder. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities that they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or when you redeem shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in the Fund’s shares.

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long you have owned the Fund’s shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to the Fund’s shareholders as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced maximum rates. Distributions of short-term capital gain will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at the same rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and the shareholder. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s adjusted tax basis in its shares, and thereafter, as gain from the sale of shares. A shareholder’s adjusted tax basis in its shares will be reduced (but not below zero) by the amount of any distribution treated as a non-taxable return of capital.

In general, your distributions are subject to U.S. federal income tax in the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Distributions (other than Capital Gain Dividends and distributions properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to non-U.S. entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to backup withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who was notified by the IRS that such shareholder has under-reported dividend or interest income, or who fails to certify that such shareholder is not subject to such withholding.

In addition, withholding under Chapter 4 of the Code (commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA”) may apply if the foreign intermediary does not enter into an agreement with the Internal Revenue Service regarding reporting and is not located in a jurisdiction that has entered into an intergovernmental agreement with the United States.

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Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates, and trusts.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Unit at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate adjusted tax basis in the securities surrendered and any amount of cash paid. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Unit and (ii) the Authorized Participant’s adjusted tax basis in the Creation Unit. The Internal Revenue Service, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

ADDITIONAL NOTICES

Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca has no obligation or liability to owners of Fund shares in connection with the administration, marketing, or trading of Fund shares. NYSE Arca is not responsible for and has not participated in the determination or calculation of the equation by which Fund shares are redeemable.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

21

USCF ETF TRUST
USCF MIDSTREAM ENERGY INCOME FUND
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	For the Year Ended June 30, 2022	For the Period Ended June 30, 2021(a)
Net Asset Value, Beginning of Period	$29.35	$24.29
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	0.84	0.21
Net Realized and Unrealized Gain (Loss)	2.30	5.09
Total Income (Loss) from Operations	3.14	5.30
Less Distributions From:
Net Investment Income (Loss)	(0.81)	(0.18)
Return of Capital	(0.52)	(0.06)
Total Distributions	(1.33)	(0.24)
Net Asset Value, End of Period	$31.16	$29.35

Total Return(c)	10.74%	21.83%
Net Assets, End of Period (thousands)	$151,122	$99,785
Ratios of Average Net Assets:
Expenses	0.85%	0.85	%(d)
Net Investment Income (Loss)	2.68%	2.80	%(d)
Portfolio Turnover Rate(e)	18%	8%

(a)	Inception Date, March 23, 2021.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Past performance is no guarantee of future results.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.
22

USCF ADVISERS LLC
USCF ETF TRUST
PRIVACY POLICY

Effective Date: January 1, 2020

Last Updated: September 16, 2021

Introduction

This document sets forth the Privacy Policy of USCF Advisers LLC (the “Company”), and the USCF ETF Trust (the “Trust”), and each series of the Trust (individually, a “Fund” and together, the “Funds”, as set forth in Appendix A, which may be amended from time to time) relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is an investment adviser registered with the Securities and Exchange Commission and a commodity pool operator registered with the Commodity Futures Trading Commission. This privacy policy applies to the nonpublic personal information of Fund investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trust may collect or have access to nonpublic personal information about Fund shareholders. “Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company and the Trust may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus);
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company and the Trust do not sell or rent investor information of the Funds. The Company and the Trust only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company and the Trust may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trust or the Funds.
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company or the Trust of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company and the Trust hold Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

The Company and the Trust maintains safeguards that comply with federal standards to protect Fund investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company and the Trust share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

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The privacy policy of the Company and the Trust applies to both current and former Fund investors. The Company and the Trust will only disclose nonpublic personal information about a former Fund investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company and the Trust may modify or amend this privacy policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

24

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”) AND THE USCF ETF TRUST (THE “ETF TRUST”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances

• account transactions

• transaction history

• wire transfer instructions

• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the ETF Trust choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-394-5065 or go to www.uscfinvestments.com
25

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

What we do
How do the Company and the ETF Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the ETF Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account

■ provide account information

■ give us your contact information

■ make a wire transfer

■ tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes - information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■ Our affiliates include companies which are subsidiaries of USCF Investments, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ The Company and the ETF Trust do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company and the ETF Trust do not conduct joint marketing.
26

USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference into this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information about the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259
Monday through Friday
8:30 a.m. – 6:00 p.m. (Eastern Time)

Write:	USCF ETF Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

Visit:	www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust
1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

The Fund is distributed by
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

Statement of Additional Information

USCF Midstream Energy Income Fund

(NYSE: UMI)

October 30, 2022

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”), dated October 30, 2022, for the USCF Midstream Energy Income Fund (the “Fund”), a series of USCF ETF Trust (the “Trust”). A copy of the Prospectus may be obtained, without charge, by calling 1-800-920-0259 or visiting www.uscfinvestments.com, or writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on November 8, 2013, and operates pursuant to an Amended and Restated Declaration of Trust dated June 16, 2014. The Trust is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of multiple series. This SAI relates only to the Fund. Other series may be added to the Trust in the future. The shares of the Fund are referred to herein as “shares.” The offering of shares is registered under the Securities Act of 1933 (the “Securities Act”).

The Fund is managed by USCF Advisers LLC (the “Adviser”). The Adviser has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since July 2, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold. The Adviser has engaged Miller/Howard Investments, Inc., to serve as sub-adviser to the Fund (the “Sub-Adviser”).

Shares trade on NYSE Arca, Inc. (the “Listing Exchange”) at market prices that may be below, at, or above the shares’ respective net asset values (“NAVs”). The Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions. The Fund should not be relied upon as a complete investment program.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Such institutions and large investors are referred to herein as “Authorized Participants.” The Fund generally offers and issues Creation Units in exchange for baskets of investments included in the Fund’s portfolio (“Deposit Securities”) and designated amounts of cash and generally redeems Creation Units in exchange for Deposit Securities and designated amounts of cash; however, the Fund has adopted policies and procedures to allow it to utilize custom baskets (i.e., a basket composed of a non-representative selection of the Fund’s portfolio holdings or a representative basket that is different from the initial basket used in transactions on the same business day) consistent with rules under the 1940 Act.

Specifically, while the Deposit Securities will generally represent a pro-rata replication of the portfolio, the Fund also reserves the right to require a custom basket of securities that does not represent such a pro-rata replication. The Fund’s policies and procedures with respect to custom baskets govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets, and provide detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders.

Creation Units are aggregations of stipulated “blocks” of shares, and each block is currently 50,000 shares. In the event of the liquidation of the Fund, the Fund may lower the number of shares in the Fund’s Creation Units.

EXCHANGE LISTING AND TRADING

There can be no assurance that the Fund will continue to meet the Listing Exchange’s requirements for listing shares. The Listing Exchange will consider the suspension of trading and delisting of the Fund’s shares if: (i) following the initial 12-month period beginning at the commencement of trading, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Fund fails to satisfy applicable continued listing requirements of the Listing Exchange; or (iii) such other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further trading on the Listing Exchange inadvisable.

As in the case of other stocks traded on the Listing Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of the shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

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INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s investment objective is disclosed in the Prospectus. There can be no assurance that the Fund’s objective will be achieved. The investment objective of the Fund, and all other investment policies and practices of the Fund, other than the investment restrictions set forth immediately below, are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments that it may hold is provided below.

Fundamental Investment Policies

The investment restrictions set forth below have been adopted by the Board of Trustees (the “Board”) of the Trust as fundamental policies. These policies cannot be changed with respect to the Fund without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. For purposes of the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Fund.

If any percentage restriction described below is complied with at the time of investment, a later increase or decrease in percentage resulting from a change in the value will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

As a matter of fundamental policy, the Fund may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that the Fund borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief. For example, Sections 17 and 18 of the 1940 Act relate to certain transactions and the capital structure of investment companies. Such provisions can inhibit an investment company’s ability to make loans.

C.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.

D.	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.

E.	Purchase or sell commodities or commodity contracts, except as permitted under the 1940 Act or unless acquired as result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts. This restriction shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rate, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC. Section 18(f) of the 1940 Act regulates the requisite asset coverage and permissible classes; such restrictions have been interpreted by the SEC Staff and subsequent rules and regulations have been issued.

G.	Invest more than 25% of the value of its total assets in any one industry (excluding the U.S. Government or any of its agencies or instrumentalities), provided that the Fund will invest more than 25% of the value of its total assets in the energy, oil, and gas industries.
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INVESTMENT STRATEGIES AND RISKS

The Prospectus discloses the principal investment strategies and principal investment risks of the Fund. This section of the SAI provides additional information about the Fund’s investment strategies and its investment risks. The discussion below supplements, and should be read in conjunction with, the Prospectus.

Additional Information about Investment Strategies

Treasuries. The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations (“Treasuries”) and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis. The instruments in which the Fund may invest include: (1) short-term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by S&P Global, or, if unrated, of comparable quality as determined by the Adviser; and (4) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Other Investment Companies and Pooled Investment Vehicles. The Fund may invest in securities of other investment companies, including registered investment companies that are ETFs. The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchange traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested.

The 1940 Act limits the extent to which the Fund may invest in other investment companies. Pursuant to Section 12(d)(1)(A), the Fund may invest in the securities of another investment company (the “acquired fund”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of the acquired fund; (2) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. The limitations described above do not apply to investments in money market funds subject to certain conditions. The Fund may exceed certain limits set forth in Section 12(d)(1)(A) by relying on statutory exemptions, such as Section 12(d)(1)(F) and accompanying Rule 12d1-3, or by complying with Rule 12d1-4. Rule 12d1-4 permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1)(A), subject to certain conditions, including that the funds enter into a fund of funds investment agreement. Under the 1940 Act, private funds relying on Section 3(c)(1) and 3(c)(7) are subject to the 3% limitation on investments in registered funds, however, private funds are not permitted to rely on Rule 12d1-4 to invest beyond any of the Section 12(d)(1)(A) limitations that are applicable to them.

Additional Information about Investment Risks

Credit Risk. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

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Lending of Portfolio Securities. The Fund may lend portfolio securities constituting up to 33 1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains with the Fund cash, U.S. government securities, or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income (to be retained by the Fund) from a borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may invest any cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in the price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

During the fiscal year ended June 30, 2022, the Fund did not engage in securities lending.

Common Stock Risk. Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises. The Sub-Adviser cannot predict the direction or scope of any of these factors. Shareholders of common stock have rights to receive payments from the issuers of that common stock, which rights are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stock of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stock is subject to market fluctuations for as long as the common stock remains outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.

Holders of common stock incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.

Deferred Tax Risk. As a limited partner in the MLPs in which it may invest, the Fund will be allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. The Fund will recognize income with respect to that portion of a distribution that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP’s distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition or investment activity by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation or other deductions generated by these activities, which may result in increased net income to the Fund. A reduction in the percentage of the income from an MLP offset by tax deductions or gains as a result of the sale of portfolio securities will reduce that portion, if any, of the Fund’s distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in lower after-tax distributions to the Fund’s shareholders. The Fund will rely on information that is timely provided by MLPs to determine the tax character of the distributions to shareholders. To the extent such information is not timely provided, the Fund intends to rely on its own data, and the Fund may restate the character of its distributions and amend any shareholder tax reporting previously issued. Without regard to whether the fund restates the character of its distributions and amends any shareholder tax reporting previously provided, the shareholder may be required to report and pay tax based on the information provided by the MLPs.

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Depositary Receipts Risk. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts, or EDRs, are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the U.S. Generally, ADRs in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the U.S. and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the U.S. and the home market, and separate registrars in the U.S. and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the U.S. and the home country. The Fund may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the U.S.; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Industry Specific Risk. Energy infrastructure companies are subject to risks that are specific to the industry they serve.

•	Midstream energy infrastructure companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

•	Propane companies are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

•	Energy infrastructure companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, transportation issues, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

•	Energy infrastructure companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

•	Marine shipping (or “tanker”) companies are exposed to many of the same risks as other energy infrastructure companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect a tanker company’s earnings. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

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COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has since spread globally. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic. COVID-19 has resulted in numerous deaths, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines and the imposition of both local and more widespread “work from home” measures, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The ongoing pandemic has had, and is expected to continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment have been and continue to be impacted by the pandemic and government and other measures seeking to mitigate or contain its spread. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policy changes, may affect the value, volatility, pricing and liquidity of some securities or other assets, including those held by or invested in by the Fund. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of COVID-19 related economic disruption and its ultimate impact on the Fund, and on the global economy, cannot be determined with certainty. The COVID-19 pandemic and its effects may last for an extended period of time, and could result in significant and continued market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The extent to which COVID-19 will affect the Fund and the Fund’s service providers and portfolio investments will depend on future developments, which are highly uncertain and cannot be predicted.

Cybersecurity Risk. The Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cybersecurity breaches affecting the Trust or its service providers may adversely impact the Trust. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Trust to regulatory fines or financial losses, and/or cause reputational damage. The Trust may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments to lose value.

Liquidity Risk. Trading opportunities are more limited for investments that are not widely held. This may make it more difficult to sell or buy an investment at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell an investment, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of investments may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell an investment at a desired time or price. If this happens, the Fund will be required to continue to hold the investment or keep the position open, and the Fund could incur losses.

Interest Rate Risk. Rising interest rates may adversely affect the price of the securities held by the Fund. During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected. Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers, including MLPs, to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of such issuers. The Fund may be subject to a greater risk of rising interest rates as the Federal Reserve continues to increase interest rates after a period of historically low rates.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

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Prepayment and Call Risk. Debt securities, especially debt securities that are subject to “calls,” are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as the Fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons. Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity. Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make investments traded in foreign markets more volatile than securities traded exclusively in the U.S. The Adviser and Sub-Adviser attempt to manage currency risk by limiting the amount the Fund invests in investments denominated in a particular foreign currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Investing in currencies or investments denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Adviser and Sub-Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law.

Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.

European Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the shares.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

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Short Selling Risk. A short sale by the Fund involves borrowing investments from a lender which are then sold in the open market. At a future date, the investments are repurchased by the Fund and returned to the lender. While the investments are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the investments declines between the time that the Fund borrows the investments and the time it repurchases and returns the investments to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that investments will decline in value during the period of the short sale and make a profit for the Fund. Investments sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed investments if a liquid market for the securities does not exist. The lender may also recall borrowed investments at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

Master Limited Partnership Tax Risk. The Fund’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of the Fund’s investment. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from an MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. The Fund will rely on information that is timely provided by MLPs to determine the tax character of the distributions to shareholders. To the extent such information is not timely provided, the Fund intends to rely on its own data, and the Fund may restate the character of its distributions and amend any shareholder tax reporting previously issued. Without regard to whether the fund restates the character of its distributions and amends any shareholder tax reporting previously provided, the shareholder may be required to report and pay tax based on the information provided by the MLPs.

RIC Qualification Risk. The Fund has elected to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to continue to qualify for taxation as a RIC. To qualify for taxation as a RIC, the Fund must be certain source-of-income, asset-diversification, and minimum distributions requirements. If the Company fails to qualify as RIC, it could significantly reduce the amounts available for distribution from the Fund.

Change of Tax Law Risks. Tax laws are subject to change. Any changes in tax laws could impact an investor’s return from the Fund, the ability of the Fund to qualify as a RIC, or the ability of the Fund to meet its investment objectives.

MANAGEMENT

Board Responsibilities

The business of the Trust and each of its series is overseen by the Board in accordance with the Trust’s Declaration of Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Fund. The day-to-day business of the Fund, including the day-to-day management of risk, is performed by the service providers of the Fund such as the Adviser, the Sub-Adviser, the Distributor, and the administrator. The Board is responsible for overseeing the Fund’s service providers and, therefore, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or the Fund. The Board’s role in risk management oversight begins prior to the launch of a new series of the Trust, when the Board is first presented with information concerning the investment objective, strategies, and risks of a fund, and information about the fund’s adviser and/or sub-adviser, including investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund, in part, by requesting and reviewing periodic reports from the Trust’s Chief Compliance Officer and the fund’s independent registered public accounting firm, and communicating with the fund’s service providers. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage the risks to which the Fund may be exposed.

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Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the Fund’s service providers employ a variety of processes, procedures, and controls to identify risks relevant to the operations of the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and Sub-Adviser, and the Board receives information about those services at its meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Adviser, or the Sub-Advisory Agreement with the Sub-Adviser, the Board receives detailed information from the Adviser and the Sub-Adviser. Among other things, the Board regularly considers the Adviser’s and the Sub-Adviser’s adherence, as applicable, to the Fund’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about the Fund’s performance history and investments.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation, and other matters. Annually, the Fund’s independent registered public accounting firm reviews its audit of the financial statements of the Fund with the Audit Committee, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports that the Board receives, and the Board’s discussions with the service providers to the Trust, the Board may not be made aware of all the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management, but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s, including with respect to priorities, allocation of resources, and effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust

Set forth below is the name, date of birth, position with the Trust, term of office, principal occupations and other directorships for a minimum of the last five years of each person currently serving as a member of the Board or as an executive officer of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Board is currently comprised of seven Trustees, four of whom are “Independent Trustees” (as described below). The Chairman of the Board, Nicholas D. Gerber, and Messrs. Andrew F Ngim and Stuart P. Crumbaugh are “interested persons” of the Trust, as that term is defined under Section 2(a)(19) of the 1940 Act, because of their affiliation with the Adviser. They are referred to herein as “Interested Trustees.” The Chairman’s role is to preside at all meetings of the Board and to act as liaison between the Trustees and the Adviser, counsel, and other service providers generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time.

Messrs. Thomas E. Gard, Jeremy Henderson, John D. Schwartz, and H. Abram Wilson, and their immediate family members, have no affiliation or business connection with the Adviser, any of the Trust’s sub-advisers, the Distributor, or any of their affiliated persons, and do not own any stock or other securities issued by the Adviser, any of the Trust’s sub-advisers, or the Distributor. These Trustees are not interested persons of the Trust and are referred to herein as “Independent Trustees.” Mr. Henderson serves as the lead Independent Trustee. The lead Independent Trustee’s role is to preside at all meetings of the Independent Trustees and to act as liaison between the Independent Trustees and the Adviser, counsel, and other service providers generally between meetings. The lead Independent Trustee may also perform such other functions as may be delegated by the Board from time to time.

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The Board has two standing committees, an Audit Committee and a Nominating Committee, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The chair for each Committee is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter.

The Board has determined that the foregoing leadership structure is appropriate given the specific characteristics and circumstances of the Trust and the Fund. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the assets under management of the Trust, the number of portfolios overseen by the Board, and the total number of Trustees on the Board.

Independent Trustees

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Thomas E. Gard Year of Birth: 1959	Independent Trustee	Since 2015	Partner of Armanino LLP from 1995 - 2019; Member of Armanino Executive Committee from 2001 - 2015; and Partner in Charge of Armanino LLP Audit Department from 2004 - 2013. Mr. Gard has been retired from 2019 - present.	Four	None

Jeremy Henderson Year of Birth: 1956	Independent Trustee	Since 2014	Chief Operating Officer, North Island LLC from 2017 - present; Retired from 2007 - 2017; Managing Director of Societe Generale from 1991 - 2007.	Four	None

John D. Schwartz Year of Birth: 1968	Independent Trustee	Since 2014	President of Sam Clar Office Furniture from 1996 - present.	Four	None

H. Abram Wilson Year of Birth: 1946	Independent Trustee	Since 2014	San Ramon City, CA Council member from 1999 - 2011, including Mayor of San Ramon City, CA from 2002 - 2009. Mr. Wilson has been retired from 2011 – present.	Four	None
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Interested Trustees and Officers of the Trust

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Nicholas D. Gerber(3) Year of Birth: 1962	Chairman and Trustee	Since 2014	Chairman of the Board of Directors of United States Commodity Funds LLC (“USCF”), which is the sponsor of a family of commodity pools whose shares are registered under the Securities Act since 2005; President and Chief Executive Officer of USCF from 2005 - June 2015; Serves on Board of Managers of USCF Advisers LLC (“USCF Advisers”) since June 2014 and President and Chief Executive Officer of USCF Advisers from June 2014 - June 2015; Vice President of USCF since June 2015; Chief Executive Officer, President and Secretary of The Marygold Companies, Inc. (“Marygold”) since January 2015; CEO and a member of the Board of Directors of Marygold & Co., a subsidiary of Marygold, since November 2019; Executive Director and member of the Board of Directors of Marygold & Co. (UK) Limited, a newly formed subsidiary of Marygold from August 2021; Co-founded Ameristock Corporation in March 1995, a registered investment adviser under the Investment Advisers Act of 1940 from March 1995 until January 2013; and Portfolio Manager of the Ameristock Mutual Fund, Inc. a mutual fund registered under the 1940 Act, from August 1995 - January 2013.	Four	Management Director of USCF. Chairman of the Board of Marygold since January 26, 2015.

John P. Love Year of Birth: 1971	President (Principal Executive Officer)	Since 2015	Chief Executive Officer and President of USCF since June 2015 and Management Director of USCF since October 2016 and Chairman of the Board of Directors of USCF since 2019; Senior Portfolio Manager of USCF from March 2010 - June 2015; Portfolio Manager of USCF from April 2006 - March 2010; President of USCF Advisers since June 2015 and serves on Board of Managers of USCF Advisers since November 2016.	N/A	N/A
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Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Stuart P. Crumbaugh(3) Year of Birth: 1963	Chief Financial Officer (Principal Accounting and Principal Financial Officer), Treasurer and Trustee	CFO and Treasurer since May 2015; Secretary from May 2015 - October 2016; Independent Trustee of USCF ETF Trust from inception - February 2015 and Interested Trustee since February 2015	Chief Financial Officer of Marygold since December 2017; Treasurer and a member of the Board of Directors of Marygold & Co. since November 2019; Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary of USCF Advisers and USCF since June 2015 and May 2015, respectively; Treasurer and member of the Board of Directors of Marygold & Co. (UK) Limited, a newly formed subsidiary of Marygold from August 2021; Vice President Finance and Chief Financial Officer of Sikka Software Corporation from April 2014 - April 2015; Vice President, Corporate Controller and Treasurer of Auction.com, LLC from December 2012 - December 2013; Chief Financial Officer of IP Infusion Inc. from March 2011 - September 2012; Consultant from January 2010 - February 2011.	Four	None

Andrew F Ngim(3) Year of Birth: 1960	Trustee, Vice President, and Portfolio Manager	Trustee from 2014 - February 2015 and May 2015 - Present; Secretary from October 2016 – May 2018	Co-founded USCF in 2005 and has served as a Management Director since May 2005 and Chief Operating Officer since August 2016; Portfolio Manager for the United States Commodity Index Funds Trust since January 2013; Treasurer of USCF from June 2005 - February 2012; Assistant Secretary and Assistant Treasurer of USCF Advisers since June 2013; Prior to and concurrent with his services to USCF, from January 1999 - January 2013, Mr. Ngim served as Managing Director for Ameristock Corporation which he co-founded in March 1995 and was Co-Portfolio manager of Ameristock Mutual Fund, Inc. from January 2000 - January 2013; Portfolio Manager for USCF ETF Trust since 2014.	Four	Management Director of USCF since May 2005.
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Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Kenneth Kalina c/o ACA Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer and AML Officer	Chief Compliance Officer and AML Officer since 2022	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017).	N/A	N/A

Daphne G. Frydman Year of Birth: 1974	Chief Legal Officer; Secretary	Chief Legal Officer since May 2018; Secretary since 2021.	General Counsel of USCF and USCF Advisers since May 2018; Director of Compliance of USCF since May 2022; Deputy General Counsel of USCF from May 2016 - April 2018; Assistant Secretary from October 2016 – May 2018; Partner at Sutherland Asbill & Brennan LLP from January 2011 - April 2016; and counsel and associate at the same from 2009 - 2010 and from 2001 - 2008, respectively.	N/A	N/A

(1)	The address of each Trustee and officer, unless otherwise noted, is c/o USCF ETF Trust, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.
(2)	The Trustees and Officers serve until their successors are duly elected and qualified.
(3)	Messrs. Gerber, Crumbaugh and Ngim are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with the Adviser.
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Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation, and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors.

The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent auditors thereof; (iii) oversee or, as appropriate, assist Board oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board has adopted a written charter for the Audit Committee. Each of the Independent Trustees serves on the Trust’s Audit Committee. Mr. Henderson is the chairperson of the Audit Committee. During the fiscal year ended June 30, 2022, the Audit Committee met six (6) times.

Nominating Committee. The Nominating Committee has been established to: (i) assist the Board in matters involving fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust, the Adviser, or the Distributor (as the term “interested persons” is defined in the 1940 Act); and (iii) advise the Board on ways to improve its effectiveness. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Prospectus and should be directed to the attention of the USCF ETF Trust Nominating Committee. The following Independent Trustees serve on the Trust’s Nominating Committee: Messrs. Gard, Wilson, and Schwartz. During the fiscal year ended June 30, 2022, the Nominating Committee did not meet.

Individual Trustee Qualifications

The Trust has concluded that the Trustees should serve on the Board because of their collective ability to review and understand information about the Trust and the Fund, to identify and request information that they deem relevant to the performance of their duties, to question management and service providers regarding the operation and administration of the Trust and the Fund, and to exercise their business judgment in a manner that serves the best interest of the Fund’s shareholders.

The Trust has also concluded that the Trustees should serve on the Board based on their individual experiences, qualifications, attributes, and skills. In concluding that Thomas E. Gard should serve as a Trustee, the Board considered his extensive accounting background, including the fact that he served as the partner-in-charge of Armanino LLP’s audit department for over 10 years. In concluding that Jeremy Henderson should serve as a Trustee, the Board considered his extensive business background, including the fact that he served as a managing director at Societe Generale for 16 years. In concluding that John D. Schwartz should serve as Trustee, the Board considered his extensive business background and the number of years for which he has served in a senior executive position. In concluding that H. Abram Wilson should serve as Trustee, the Board considered his past experience as a banker and federal funds trader and his role in serving on San Ramon’s finance committee. In concluding that Nicholas D. Gerber should serve as a Trustee, the Board considered his broad business experiences in the industry including: forming and managing investment companies and commodity pools, raising capital for such entities, and founding and managing non-finance related companies. In concluding that Stuart P. Crumbaugh should serve as a Trustee, the Board considered his background in accounting and finance, as well as his experience as an Independent Trustee of the Trust. In concluding that Andrew F Ngim should serve as a Trustee, the Board considered his background as a portfolio manager for the Ameristock Mutual Fund, as well as his experience with United States Commodity Funds LLC.

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Trustees’ Ownership of Fund Shares

As of June 30, 2022, the Trustees owned the following amounts of securities in the Fund, and in all funds in the same family of investment companies as the Fund:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Thomas E. Gard	None	None
Jeremy Henderson	None	None
John D. Schwartz	None	None
H. Abram Wilson	None	None
Interested Trustees
Nicholas D. Gerber	None	None
Andrew F Ngim	None	None
Stuart P. Crumbaugh	None	10,001 – 50,000

Board Compensation

Currently, each Independent Trustee receives annual compensation of $25,000, with 1/3 of that amount being paid in the form of an annual retainer at the beginning of the year, and the remaining 2/3 paid in quarterly installments contingent on attendance at that quarter’s quarterly Board meeting. For each special Board Meeting, each Independent Trustee receives $500. The Chair of the Audit Committee receives an annual retainer of $500 at the beginning of the Trust’s fiscal year on July 1. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings. Trustee fees are paid by the Adviser as part of its unitary fee arrangement with the Fund.

The table below details the amount of compensation the Trustees received from the Adviser for service on the Board during the fiscal year ended June 30, 2022. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex Paid to Trustees
Independent Trustees
Thomas E. Gard	$25,500	$25,500
Jeremy Henderson	$26,000	$26,000
John D. Schwartz	$25,500	$25,500
H. Abram Wilson	$25,500	$25,500
Interested Trustees
Nicholas D. Gerber	$0	$0
Stuart P. Crumbaugh	$0	$0
Andrew F Ngim	$0	$0

Code of Ethics

The Trust, the Adviser, the Sub-Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board and the Adviser have delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting records.

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The Trust is required to disclose annually the Fund’s complete proxy voting records on Form N-PX during the most recent 12-month period ended June 30 and file it with the SEC no later than August 31 of each year. The Fund’s Form N-PX filing will be available at no charge upon request by calling 1-866-909-9473. It will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. A shareholder who controls a Fund may be able to control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of September 30, 2022, the Fund had 5,100,000 shares outstanding. As of that date, the Board and the Trust’s officers as a group did not own any of the Fund’s outstanding shares.

Although the Trust does not have information concerning the beneficial ownership of shares nominally held by DTC, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund, as of September 30, 2022, is set forth below.

Name & Address	Percent of Fund
Charles Schwab, 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	13.3%
National Financial Services LLC, 499 Washington Blvd, Jersey City, NJ 07310	7.2%

PORTFOLIO TURNOVER

Changes may be made in the Fund’s portfolio consistent with the investment objective and corresponding investment policies of the Fund when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio holdings for the fiscal year by (2) the monthly average of the value of portfolio holdings owned during the fiscal year. A 100% turnover rate would occur if all the holdings in the Fund’s portfolio holdings, with the exception of holdings whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

During the fiscal period from March 23, 2021 (inception) through June 30, 2021, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio. During the fiscal year ended June 30, 2022, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section of the Prospectus entitled “Management.”

Adviser

The Adviser serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Trust pursuant to the investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”).

Under the Advisory Agreement, the Adviser, subject to the supervision of the Board, provides an investment program for the Fund. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s assets in conformity with their respective investment policies if the Adviser does not provide these services directly. The Adviser also arranges for the provision of distribution, transfer agency, custody, administration, and all other services necessary for the Fund to operate.

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In addition to providing advisory services, the Adviser also: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative, and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Trust’s registration statement, and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

The Advisory Agreement will continue in effect from year to year with respect to the Fund provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will terminate automatically if “assigned” (as defined in the 1940 Act). The Advisory Agreement is also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust.

Sub-Adviser

The Sub-Adviser (along with the Adviser and subject to the Adviser’s oversight) supervises and manages the investment portfolio of each Fund and directs the purchase and sale of the Fund’s investments. The Sub-Adviser serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”).

The Sub-Advisory Agreement provides for an initial two-year term after the date the Fund commenced operations. The Sub-Advisory Agreement will continue in effect with respect to the Fund from year to year thereafter, provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Board, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement will terminate automatically if “assigned” (as defined in the 1940 Act). The Sub-Advisory Agreement is also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Sub-Adviser or by the Sub-Adviser on 60 days’ written notice to the Trust.

Advisory and Sub-Advisory Fees

Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser an annual unitary management fee based upon the Fund’s average daily net assets at the rate of 0.85%. In connection with the annual unitary management fee, the Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.

As compensation for the services that it provides Fund, the Sub-Adviser receives a sub-advisory fee of 0.38% of the Fund’s average daily net assets, which is calculated daily and paid monthly by the Adviser out of its annual unitary management fee.

The following table sets forth total compensation received by the Adviser from the Fund for the fiscal year(s) indicated:

	Fees Earned by the Adviser		Net Fees Earned by the Adviser
Fiscal Period Ended June 30, 2021	$174,897	[1]	$174,897
Fiscal Year Ended June 30, 2022	$1,089,208	[2]	$1,089,208

[1]	Includes sub-advisory fee in the amount of $76,199 paid to Miller/Howard Investments, Inc. (“Miller/Howard”) from the annual unitary management fee the Adviser received from the Fund.
[2]	Includes sub-advisory fee in the amount of $486,940 paid to Miller/Howard from the annual unitary management fee the Adviser received from the Fund.
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Portfolio Managers

The persons primarily responsible for the day-to-day management of the Fund are Gregory Powell, PhD, John R. Cusick, CFA, and Adam Fackler, CFA.

The following table provides information about the other accounts for which Mr. Powell, Mr. Cusick, and Mr. Fackler are primarily responsible. The reporting information is provided as of June 30, 2022:

	Gregory Powell, PhD	John R. Cusick, CFA	Adam Fackler, CFA
Registered Investment Companies
Number of Accounts	3	3	3
Total Assets (in millions)	$390.0	390.0	390.0
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0	0
Other Pooled Investment Vehicles
Number of Accounts	1	1	1
Total Assets (in millions)	$3,852.8	3,852.8	3,852.8
Number of Accounts Subject to a Performance Fee	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0	0
Other Accounts
Number of Accounts	2,212	2,212	2,212
Total Assets (in millions)	$2,261.8	2,261.8	2,261.8
Number of Accounts Subject to Performance	0	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0	0
	3	3	3

Material Conflicts of Interest

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager may manage portfolios having substantially the same investment style as the Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to that of the Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased or sold for one portfolio may vary from the performance of securities purchased or sold for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are, or have the potential to be, higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for the portfolio manager does not generally provide incentive to favor one account over another. In addition, current trading practices do not allow the Sub-Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received.

Compensation

The Miller/Howard Portfolio Managers and Research Analysts have a mandate to select stocks with high and growing income from financially strong companies that can deliver sustainable investment performance. ESG integration is also a major part of this evaluation. The Portfolio Managers are evaluated on investment performance, research quality, productivity, teamwork, and marketing support. Investment performance is judged relative to a universe that meets the investment mandate. By selecting the highest quality names within the investible universe, and holding companies that pay and grow their income, the Portfolio Managers should invest in companies that perform well against the universe and also achieve the stated income objective. Research quality and productivity are measured by the research reports that the portfolio management team members create for each stock candidate. The report includes an overview of the company’s operations, the bull and bear cases for the stock, and a review of strategy-fit for all relevant portfolios. The research pack also includes extensive background materials such as the quantitative profile, financial statements, ESG profile, applicable notes, sell-side reports, relevant industry materials, etc. Having the standard pack allows the team to have efficient discussions and make fully informed decisions on a particular company. Teamwork and Marketing support are measured by success of the team, interpersonal communications and support, 360 interviews, marketing collateral, client-service, and support.

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Miller/Howard’s compensation package for investment and non-investment professionals comprises salary and bonus, as well as generous health and welfare benefits. Bonuses are discretionary and are affected by the profits and losses of the company as well as consideration of factors that contribute to client goals and the long-term success of the company.

In addition, all participating employees receive an allocation of Miller/Howard’s contributions and dividends in the Miller/Howard Employee Stock Ownership Plan (“ESOP”). The value of each employee’s ESOP account will change based on the company’s financial performance. Certain investment team members also participate under the company’s Management Incentive Program, which enables them to share in valuation increases of the company over a number of years.

Ownership of Securities

The table below sets forth the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by the portfolio managers listed above as of June 30, 2022.

Portfolio Manager	Dollar Range of Shares of Fund
Gregory Powell, PhD	None
Adam Fackler, CFA	$10,001 - $50,000
John R. Cusick, CFA	$10,001 - $50,000

OTHER SERVICE PROVIDERS

Administrator, Custodian, and Transfer Agent

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), the Bank of New York Mellon (“BNY Mellon”) serves as administrator for the Fund. BNY Mellon’s principal address is 240 Greenwich Street, New York, New York 10286. Under the Administration Agreement, BNY Mellon provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Trust and the Fund.

As the administrator, BNY Mellon assists with the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund.

BNY Mellon also serves as custodian of the Fund’s assets. As custodian, BNY Mellon has agreed to (1) make receipts and disbursements of money on behalf of the Fund; (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; and (3) make periodic reports to the Fund concerning the Fund’s operations. BNY Mellon does not exercise any supervisory function over the purchase and sale of securities.

BNY Mellon also serves as transfer agent and dividend paying agent for the Fund. As transfer agent, BNY Mellon has agreed, among other duties, to (1) issue and redeem shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) maintain shareholder accounts; (4) maintain certain books and records relating to, among other things, the issuance and redemption of fund shares, dividend records, and year-end tax statements and forms; and (5) make periodic reports to the Fund.

As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly by the Adviser.

The following table sets forth the compensation received by the Administrator, from the Adviser, during the period from March 23, 2021 (the date of inception) through June 30, 2021 and for the fiscal year ended June 30, 2022 for its roles as administrator, custodian and transfer agent.

Fiscal Period/Year	Total Compensation Received
2021	$21,604
2022	$94,878

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Distributor

ALPS Distributors, Inc., the Distributor, is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Exchange Act, and a member of the Financial Industry Regulatory Authority (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

As compensation for the foregoing services, the Distributor receives certain out of pocket costs and asset-based fees, all of which are paid by the Adviser out of its own assets. The Distributor receives no compensation from the Trust.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Independent Registered Public Accounting Firm

Spicer Jeffries LLP, located at 4601 DTC Boulevard, Suite 700, Denver, CO 80237, serves as the independent registered public accounting firm for the Trust and the Fund. Spicer Jeffries LLP performs the annual audit of the financial statements of the Fund; prepares the Fund’s U.S. federal, state, and excise tax returns; and advises the Fund on matters of accounting and U.S. federal and state income taxation.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as legal counsel to the Trust and the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Adviser and the Sub-Adviser are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions (which may be affiliates of the Adviser or Sub-Adviser), and the negotiation of brokerage commissions. The Fund may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or over-the-counter securities and securities listed on an exchange) and agency NASDAQ or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

The Fund will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities are traded on an exchange, the Fund’s policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser and Sub-Adviser believe that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser and Sub-Adviser will rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar figure appropriate for those services is not ascertainable.

The Adviser and Sub-Adviser do not consider sales of shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

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As permitted by Section 28(e) of the Exchange Act, the Adviser or Sub-Adviser may cause the Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or Sub-Adviser make a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of the Fund’s commission dollars to pay for brokerage and research services provided to the Adviser or Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Research products and services may include, but are not limited to, general economic, political, business, and market information and reviews; industry and company information and reviews; evaluations of securities and recommendations as to the purchase and sale of securities; financial data on a company or companies; performance and risk measuring services and analysis; stock price quotation services; computerized historical financial databases and related software; credit rating services; analysis of corporate responsibility issues; brokerage analysts’ earnings estimates; computerized links to current market data; software dedicated to research; and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance, and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser or Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or Sub-Adviser from its own funds, and not by portfolio commissions paid by the Fund.

Research products and services provided to the Adviser or Sub-Adviser by broker-dealers that effect securities transactions for the Fund may be used by the Adviser or Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser or Sub-Adviser in connection with the Fund. Some of these products and services are also available to the Adviser or Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Adviser or Sub-Adviser for services provided to the Fund.

Neither the Adviser nor the Sub-Adviser has utilized soft dollars in connection with the management of the Fund..

Brokerage Commissions Paid

For the fiscal year ended June 30, 2022, the Fund paid brokerage commissions in the amount of $34,817. For the fiscal period from March 23, 2021 (the date of inception) through June 30, 2021, the Fund paid brokerage commissions in the amount of $9,501.

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Disclosure Policy

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Trust, including the Adviser and Sub-Adviser. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including the Fund’s website, www.uscfinvestments.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Listing Exchange, via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund.

The Trust, Adviser, Sub-Adviser, custodian, and Distributor will not disseminate non-public information concerning the Trust or the Fund.

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Daily access to the Fund’s portfolio holdings is permitted to personnel of the Adviser, Sub-Adviser, the Distributor, the administrator, the custodian, and the Trust’s other agents and service providers who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings.

The Fund discloses its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and provides that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on November 8, 2013, and has authorized capital of an unlimited number of shares of beneficial interest, par value $0.001, which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholder meeting if the 1940 Act does not require such a meeting. Generally, annual meetings of Trust shareholders will not be held. Meetings of Shareholders shall be called by the Secretary upon the written request of the holders of no less than 25% of the outstanding shares entitled to vote upon the matter requested. Such request shall state the purpose of such meeting and the matters proposed to be acted upon. Shareholders holding two-thirds of the outstanding shares of the Trust may remove a Trustee from office by votes cast at a meeting of Trust shareholders or by written consent.

All shares of the Trust are freely transferable; provided, however, that shares may not be redeemed individually, but only in Creation Units. The shares will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that only shares of a particular series may be entitled to vote on a matter affecting that series. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Fund.

The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of the Fund’s shareholders held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations, and this risk should be considered remote. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

The Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

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Beneficial ownership of shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows: Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at: www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor at the NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form. Notwithstanding the foregoing, the Trust may, but is not required to, permit non-standard orders (cash, cash in lieu, custom) until 4:00 p.m. Eastern Time, or until the market close (in the event an exchange closes early).

A “Business Day” is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Fund Deposit. For the Fund, the consideration for purchase of a Creation Unit consists of Deposit Securities constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

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BNY Mellon, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the portfolio manager(s) with a view to the investment objective of the Fund.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, BNY Mellon, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Cash Purchase. The Trust reserves the right to permit or require the substitution of an amount of cash (a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant or the investor for which it is acting.

When, in the sole discretion of the Trust, cash purchases of Creation Units are available or specified for the Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Fund’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the transaction fees required for the Fund.

Procedures for Creation of Creation Units. To be eligible to place orders for a Creation Unit, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to purchase shares of the Fund directly from the Fund, including non-standard orders, must be placed for one or more Creation Units. All orders for Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Listing Exchange (ordinarily 4:00 p.m. Eastern Time (“Closing Time”)) on the date such order is placed in order for the Creation Unit to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order for Units is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and/or applicable order form, as described below (see “Placement of Creation and Redemption Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failures, may impede the ability to reach the Distributor or an Authorized Participant.

Orders for Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders for Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation or redemption that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

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Placement of Creation Orders and Redemption Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Deposit Securities or cash in lieu amounts, as applicable, transferred through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through BNY Mellon to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order or redemption order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component (or any cash in lieu amount, if applicable) to the Trust, together with such additional information as may be required by the Distributor. An order for Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component, and cash in lieu amounts, as applicable, have been completed. The delivery of Creation Units generally will occur no later than the second business day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the second business day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor with respect to the Fund, for reasons including but not limited to (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Listing Exchange for that date by BNY Mellon, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor, and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, BNY Mellon, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee of $350. The Fund reserves the right to waive the transaction fee, if it is in the best interest of the Fund.

The Fund may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

For the Fund, shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund through BNY Mellon and only on a Business Day. The Trust will not redeem shares in amounts less than the size of a Creation Unit. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

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With respect to the Fund, BNY Mellon, through the NSCC, makes available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the designated portfolio of securities (“Fund Securities”) per each Creation Unit that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to creations of Creation Units.

For the Fund, unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities — as announced by the BNY Mellon on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Cash Redemptions. The Fund may permit or require full or partial cash redemptions of Creation Units of the Fund. Such redemptions will be effected in essentially the same manner as in-kind redemptions. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Placement of Redemption Orders Using Clearing Process. For the Fund, orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by BNY Mellon not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Additional Redemption Procedures. Deliveries of redemption proceeds generally will be made within two business days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two business days after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash. Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not business days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a redemption transaction fee of $350 assessed per transaction. The redemption transaction fee will be no more than 2.0% of the cost of a Creation Unit. The Fund reserves the right to waive the transaction fee, if it is in the best interest of the Fund.

The Fund may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if the Fund’s prospectus is made available upon request at the national securities exchange on which the shares of such fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.”

For the Fund, the NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the Listing Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing the Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security, the Fund must use such security’s fair value as determined in good faith in accordance with the Trust’s Fair Value Pricing Procedures, which are approved by the Board.

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

The value of the Fund’s portfolio securities is based on such securities’ closing price on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

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DIVIDENDS AND DISTRIBUTIONS

General Policies

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends and Distributions.”

Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Fund shares. It is based upon the Code, the Treasury regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change (possibly with retroactive effect), including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Tax Information.”

This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting the Trust or Fund shareholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions; broker dealers; insurance companies; tax-exempt organizations; partnerships; other pass-through entities; persons holding shares in connection with a hedging, straddle, conversion, or other integrated transaction; non-U.S. shareholders (as defined below) engaged in a trade or business in the United States and who hold shares in connection with such business (determined under applicable U.S. federal income tax laws); or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. shareholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state, or local tax. This discussion assumes that shareholders hold their shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of Fund shares who is for U.S. federal income tax purposes:

•	An individual who is a citizen or individual resident of the United States;

•	A corporation, or other entity treated as a corporation, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

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•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	A trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. Shareholder” generally is a beneficial owner of Fund shares who is neither a U.S. Shareholder nor a partnership (or an entity or arrangement classified as a partnership for U.S. federal income tax purposes). Non-U.S. Shareholders that hold Fund shares as part of a U.S. trade or business should consult their own tax advisor as to the tax consequences of holding and disposing of Fund shares.

If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds shares, the U.S. federal income tax treatment of the partnership and each partner generally depends on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership (and any partner in such partnership) considering an investment in shares should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership, and disposition of shares by the partnership.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares will depend on the facts of his, her, or its particular situation. The Trust encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local, and foreign tax law; eligibility for the benefits of any applicable tax treaty; and the effect of any possible changes in the tax laws.

Tax Treatment of the Fund

In General. The Fund has elected to be treated as a RIC under the Code and intends to continue to qualify for such treatment.

As a RIC, the Fund is not subject to U.S. federal income tax on any ordinary income or capital gains that are timely distributed to shareholders as dividends.

To qualify as a RIC, the Fund must, among other things:

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and

•	diversify its holdings so that, at the end of each quarter of each taxable year:

o	at least 50% of the value of total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs, and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer, and

o	not more than 25% of the value of total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, hereinafter the “Diversification Tests.”

As a RIC, the Fund generally is not subject to U.S. federal income tax on investment company taxable income and net capital gains timely distributed to shareholders in any taxable year, if the Fund distributes an amount equal to at least the sum of (i) 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) 90% of its net tax-exempt interest income (which is the excess of gross tax-exempt interest income over certain disallowed deductions), or the “Annual Distribution Requirement.” The Fund intends to distribute annually all or substantially all of such income. Generally, if the Fund fails to meet this Annual Distribution Requirement for any taxable year, the Fund will fail to qualify as a RIC for such taxable year. To the extent the Fund meets the Annual Distribution Requirement for a taxable year, but retains net capital gains for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax on such retained capital gains and investment company taxable income. The Fund may choose to retain net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax.

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To maintain its qualification as a RIC, the Fund cannot invest more than 25% of its total assets QPTPs. The MLPs in which the Fund intends to invest will generally be QPTPs. As a result, in order to maintain its qualification as a RIC, the Fund intends to limit its investment in MLPs, which could reduce the Fund’s return.

U.S. Federal Excise Tax. The Fund will be subject to a nondeductible 4% U.S. federal excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year an amount equal to at least the sum of 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and (iii) any previously undistributed ordinary income or capital gain net income that Fund recognized in preceding years, but were not distributed during such years, and on which the Fund did not pay any U.S. federal income tax. The Fund intends to make distributions necessary to avoid the 4% U.S. federal excise tax.

Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to U.S. federal income tax at corporate rates in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions by the Fund to its shareholders generally will be treated as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions from a non-qualifying Fund’s earnings and profits will be taxable to the Fund’s shareholders as regular dividends, possibly eligible for (i) in the case of a non-corporate Fund shareholder, treatment as a qualifying dividend (as discussed below) taxable at the same maximum tax rates applicable to long-term capital gains or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.

If the Fund fails to qualify as a RIC for two or more taxable years, in order to qualify as a RIC in a subsequent year, the Fund may be subject to regular corporate tax on any net built-in gains with respect to certain of the Fund’s assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) that the Fund elects to recognize on requalification or when recognized over the next five years.

Recognition of Income Prior to Receiving Cash. With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

PFIC and Foreign Corporation Investments. The Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (a “PFIC”) for U.S. federal income tax purposes. As a result, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if the Fund makes a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by it to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, the Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, the Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified electing fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Any such income would be subject to the RIC Annual Distribution Requirement and would be taken into account for purposes of the 4% U.S. federal excise tax (described above).

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If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or “CFC,” it may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or 10% or more of the total value of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, it will be required to include such distribution in its investment company taxable income regardless of whether it receives any actual distributions from such CFC, and it must distribute such income to satisfy the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

Income inclusions from a qualified electing fund or a CFC will be “good income” for purposes of the 90% Gross Income Test provided that they are derived in connection with the Fund’s business of investing in stocks and securities or the qualified electing fund or the CFC distributes such income to the Fund in the same taxable year to which the income is included in the Fund’s income.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses, or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Special or Uncertain Tax Consequences. The Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions. The Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of the Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio, or take other action in order to comply with the final determination.

Master Limited Partnerships. The Fund may invest up to 25% of its total assets in certain MLPs. The Fund’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of the Fund’s investment. The classification of an MLP as a corporation for U. S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests.

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As a limited partner in such MLPs, the Fund will be allocated its pro rata share of each MLP’s income, gains, losses, deductions, and credits. The Fund expects that a significant portion of its allocable share of taxable income and gains from the MLPs will be offsets by its allocable share of tax deductions from such MLPs. As a result, such MLPs may make distributions to the Fund that represent non-taxable return of capital distributions. The percentage of an MLP’s taxable income that is offset by taxable deductions will fluctuate over time for various reasons. To the extent that an MLP reduces its pace of acquiring new investments, tax deductions for depreciation and amortization may similarly be reduced. A reduction in the percentage of the income from an MLP offset by tax deductions or gains as a result of the sale of portfolio securities will reduce that portion, if any, of the Fund’s distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in a relative increase in the amount of taxable distributions to the shareholder compared to non-taxable distributions. In addition, when the Fund receives return of capital distributions from an MLP, its adjusted tax basis in the limited partnership interests in such MLP is reduced by the non-taxable portion of such distributions. This will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for U.S. federal income tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from an MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. The Fund will rely on information that is timely provided by MLPs to determine the tax character of the distributions to shareholders. To the extent such information is not timely provided, the Fund intends to rely on its own data, and the Fund may restate the character of its distributions and amend any shareholder tax reporting previously issued.

Tax Treatment of U.S. Shareholders

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Fund shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s investment company taxable income (i.e., net investment income and net short-term capital gains) are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses properly reported by the Fund as “capital gain dividends” are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s shares.

“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of the Fund may qualify for the 50% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for 45 days or less (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

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Distributions in excess of earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Any distributions reinvested in additional shares will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted tax basis in the additional shares equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are acquired by the U.S. shareholder.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, the Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the adjusted tax basis of the Fund shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 20%. In addition, Fund distributions of qualifying dividend income to non-corporate Fund shareholders qualify for taxation at long-term capital gain rates.

Investors considering buying Fund shares just prior to a distribution should be aware that, although the price of the Fund shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Fund Shares. A U.S. shareholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of Fund shares in an amount equal to the difference between the amount realized on the disposition of the shares and the U.S. shareholder’s adjusted tax basis in the shares. Generally, gain recognized by a U.S. shareholder on the disposition of Fund shares will result in capital gain or loss to a U.S. shareholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. shareholder upon the disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. shareholder. A loss recognized by a U.S. shareholder on a disposition of Fund shares will be disallowed as a deduction if the U.S. shareholder acquires additional Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss.

Creation Unit Issues and Redemptions. On an issue of shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Fund shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate adjusted tax basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s adjusted tax basis in the redeemed Fund shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Fund shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Fund shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

Foreign Tax Credits. The Fund may be subject to foreign income taxes and may be able to elect to pass-along such credit to its shareholders. If this election is available and the Fund elects such treatment, the amount of such credit will be treated as an additional distribution by the Fund and, subject to various limitations of the Code, its shareholders will be entitled to claim a foreign tax credit to offset their tax liability. Please consult your tax advisor regarding whether you will be able to use such credit against your tax liability.

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Medicare Tax. In addition, if applicable to a shareholder, a 3.8% Medicare tax will be imposed on net investment income. Please consult your tax advisor regarding this tax.

Back-Up Withholding. The Fund may be required to report certain information on the Fund shareholder to the IRS and withhold U.S. federal income tax (“backup withholding”) from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (generally, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or IRS Form W-8BEN-E in the case of a non-U.S. Fund shareholder), if the Fund shareholder fails to certify that it is not subject to backup withholding, or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against the Fund shareholder’s U.S. federal income tax liability.

Tax Shelter Reporting Regulations. If the Fund shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual Fund shareholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the Fund shareholder must file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Special Issues for Non-U.S. Shareholders

In general. Non-U.S. Shareholders who do not hold Fund shares as part of a U.S. trade or business generally will be subject to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty) on distributions of the Fund’s ordinary income unless an exception applies. Subject to the discussions regarding backup withholding and FATCA (defined below) below, no withholding generally is required with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent the Fund properly reports such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. The Fund anticipates that a portion of distributions will be eligible for this exception from withholding; however, the Fund cannot determine what portion of distributions (if any) will be eligible for this exception until after the end of their taxable year. No certainty can be provided that any distributions will be reported as eligible for this exception.

Under current law, a Non-U.S. Shareholder who does not hold Fund shares as part of U.S. trade or business generally is not subject to U.S. federal income tax on gain realized on a sale or exchange of Fund shares unless (i) in the case of an individual Non-U.S. Shareholder, such shareholder is physically present in the United States for at least 183 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the Non-U.S. Shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” (as defined below) and the Non-U.S. Shareholder actually or constructively held more than 5% of the Fund shares of the same class. In the case of a disposition described in clause (ii) of the preceding sentence, the gain generally would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the applicable rate.

Unless treated as a “domestically-controlled” RIC, the Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period more than 50% in value of the RIC’s stock was owned by U.S. persons.

In general, if the Fund is a “U.S. real property holding corporation,” (determined without the exception for “domestically-controlled” RICs and publicly-traded RICs) distributions by the Fund attributable to gains from “U.S. real property interests” (including gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will be treated as income effectively connected to a trade or business within the United States, subject generally to tax at the same rates applicable to domestic Fund shareholders and, in the case of a corporate Non-U.S. Shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower rate under an income tax treaty) may apply. Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the Non-U.S. Shareholder to file a U.S. federal income tax return.

Even if the Fund is treated as a U.S. real property holding company, distributions on and sales of the Fund shares will not be treated as income effectively connected with a U.S. trade or business in the case of a Non-U.S. Shareholder owning (for the applicable period) 5% or less (by class) of the Fund shares. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described rules.

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Non-U.S. Shareholders should provide the Fund or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E or an acceptable substitute form for establishing that it is a Non-U.S. Shareholder and establishing an exemption from backup withholding. To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding or to claim a benefit under an applicable tax treaty, a Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and may be required to file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Non-U.S. Shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a U.S. trade or business or avoiding withholding tax will be treated as having received such distributions. All shareholders of the Fund should consult their tax advisers regarding the application of these rules.

Foreign Account Tax Compliance Act. Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the IRS to provide such information and are in compliance with the terms of such IGA and any implementing legislation or regulation. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S.- source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of the Fund shareholder and the status of the intermediaries through which they hold their shares, Fund shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, the Fund shareholder might be eligible for refunds or credits of such taxes.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

Shareholder inquiries may be made by writing to the Trust, c/o USCF Advisers LLC, 1850 Mt. Diablo Blvd, Suite 640, Walnut Creek, CA 94596.

FINANCIAL STATEMENTS

The Fund’s audited financial statements and report of Spicer Jeffries LLP, as the independent registered public accounting firm, are hereby incorporated by reference to the Annual Report for the Trust for the fiscal period ended June 30, 2022. You can obtain a copy of the Trust’s Annual Report without charge by calling the Fund at 1-800-920-0259 or by visiting www.uscfinvestments.com.

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APPENDIX A:

PROXY VOTING POLICIES AND PROCEDURES OF THE FUND AND THE SUB-ADVISER

Proxy Voting Policy

Miller/Howard Investments, Inc. (“Miller/Howard” or “The Firm”) recognizes, as a matter of policy and as a fiduciary to our clients, that proxy voting is a valuable right of shareholders. Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management’s policies. Miller/Howard supports voting proxies consistent with our financial, social, and environmental objectives. For more information regarding these objectives, please refer to our ESG Investment Policy on our website.

Each proxy season, in addition to the “standard” issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions. We actively support resolutions that maintain or increase shareholder value and generally support resolutions that ask for reports on specific policies and practices with respect to the environment, human rights, labor standards, diversity, nondiscrimination, executive compensation, political spending or lobbying activities. The primary goal of the shareholder resolution process is to bring concerns to the attention of company management and other shareholders, which will hopefully result in dialogue and/or the redress of concerns. We support the right of both shareholders and stakeholders to pursue such discussions.

ADMINISTRATION AND RESEARCH

Miller/Howard utilizes the services of proxy voting vendor(s) for the facilitation of electronic voting of ballots, records retention, and accessing research reports and recommendations. We seek research and recommendations that are in alignment with our ESG goals, including those that reflect our commitments as a signatory to the United Nations Principles for Responsible Investment.

We affirm each ballot, ensuring that voting decisions are in what we believe are the best interests of the shareholder and in alignment with our policies and objectives.

Copies of our proxy voting record and other proxy-related reports are available upon request; please contact us at esg@mhinvest.com.

LIMITATIONS, DISCLOSURE, AND UPDATES

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy voting authority, Miller/Howard has no responsibility to receive, vote, or otherwise advise voting. Additionally, Miller/Howard may refrain from voting a proxy if the shares are unsupervised or no longer held by the client at the time of the meeting.

Miller/Howard discloses a summary of our Proxy Voting Policy in our Form ADV Part 2.

On an annual basis, Miller/Howard will amend or update this policy, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

Miller/Howard Investments, Inc.
The Fuller Building
45 Pine Grove Ave | Suite 301
Kingston, NY 12401
(ph) 845-679-9166 | (fax) 845-679-5862
esg@mhinvest.com | www.mhinvest.com

A-1

Prospectus

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund

NYSE: SDCI

October 30, 2022

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS: • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

FUND SUMMARY — USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND

Investment Objective

The USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (the “Fund”) seeks long-term total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.80%

Other Expenses of the Fund	0.00%
Acquired Fund Fees and Expenses(2)	0.11%
Total Annual Fund Operating Expenses	0.91%
Fee Waivers(3)	(0.20)%
Total Annual Fund Operating Expenses After Fee Waivers	0.71%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	The Adviser has contractually agreed through October 31, 2023 to waive 0.20% of its management fees. The agreement may be amended or terminated prior to October 31, 2023 only by agreement of the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”) and the Adviser, and will terminate automatically if the investment advisory agreement between the Adviser and the Fund is terminated. After October 31, 2023, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds.

It illustrates the hypothetical expenses that investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$270	$484	$1,101

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio holdings received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

The Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets through the investments of its wholly-owned subsidiary incorporated in the Cayman Islands, USCF Cayman Commodity 2 (the “Subsidiary”). The Subsidiary, which has the same investment objective as the Fund, is advised by the Adviser and sub-advised by SummerHaven Investment Management, LLC (“SummerHaven” or the “Sub-Adviser”).

The Fund seeks to provide exposure to the commodities markets that corresponds to the SummerHaven Dynamic Commodity Index Total ReturnSM (the “SDCITR”). The SDCITR is owned and maintained by SummerHaven Index Management, LLC (“SHIM”), an affiliate of SummerHaven. Even though the Fund seeks to provide exposure to the commodities markets that corresponds to the SDCITR, the Fund is not an index Fund and is actively managed.

The SDCITR is a total return commodity sector index designed to broadly represent major commodities. The SDCITR reflects the performance of a fully margined and collateralized portfolio of commodities futures contracts.

•	A commodities futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. The total cost of the commodities underlying a futures contract at their current price (or spot price) is often referred to as “notional amount.” Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants.
•	A futures contract is fully margined when a fund has deposited the amount required to enter into and maintain the contract, as determined by a commodity futures exchange, including the New York Mercantile Exchange, ICE Futures, Chicago Board of Trade, Chicago Mercantile Exchange, London Metal Exchange, and Commodity Exchange, Inc. (collectively, the “Futures Exchanges”), which is typically 5% to 10% of the contract amount.
•	A futures contract is fully collateralized when a fund holds cash or cash equivalents, government securities, or other liquid investments at least equal in value to the notional amount of the contract.

At any time, the SDCITR is comprised of 14 futures contracts (the “Component Futures Contracts”), weighted equally by notional amount. The SDCITR is reconstituted and rebalanced on a monthly basis. See “Additional Information about the SDCITR” below for more information about how the SDCITR is composed.

To achieve an exposure to the commodities markets that corresponds to the SDCITR, the Fund invests in a fully margined and collateralized portfolio of commodities futures contracts that will generally consist of the Component Futures Contracts, weighted equally by notional amount. The Fund’s portfolio of futures contracts is reconstituted and rebalanced on a monthly basis to reflect the changing composition of the SDCITR.

The Fund may also invest in futures contracts that the portfolio managers believe are economically identical or substantially similar to the Component Futures Contracts. Also, to obtain the desired economic exposure, the Fund may invest in commodity-related derivative instruments such as cash-settled options, forward contracts, options on futures contracts, and other options. The futures contracts (including Component Futures Contracts) and other commodity-related derivative instruments in which the Fund may invest are collectively referred to herein as “Commodity-Linked Investments.” The Fund may invest in Commodity-Linked Investments directly or indirectly through the Subsidiary. Neither the Fund nor the Subsidiary invests directly in commodities.

In addition to the market price movements of the Fund’s futures contracts and other Commodity-Linked Investments, the Fund’s total return includes the return on any assets used to collateralize the Fund’s portfolio. In managing the collateral portion of the Fund’s investment strategy, the Adviser will seek to at least match the hypothetical return of the collateral portion of the SDCITR. The SDCITR’s Component Futures Contracts are hypothetically collateralized with U.S. Treasury bills (“Treasuries”) with three-month maturities, the value of which are calculated using the weekly auction rate for 3-Month U.S. Treasury Bills published by the U.S. Department of the Treasury. To collateralize its portfolio, the Fund will hold significant amounts of short-term U.S. government securities (e.g., Treasuries) and shares of money market mutual funds. The Fund may also seek to enhance collateral returns relative to the SDCITR or increase portfolio liquidity by investing in money market instruments, investment grade fixed-income securities, and cash and cash equivalents.

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Although the Fund may invest in Commodity-Linked Investments directly, the Fund invests in Commodity-Linked Investments primarily through the Subsidiary. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. By investing in the Subsidiary, the Fund is able to obtain greater exposure to the commodities markets while maintaining compliance with U.S. federal income taxation requirements applicable to investment companies. The Subsidiary may also hold investments used to collateralize the Fund’s portfolio.

The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter. The amount of the Fund’s total assets that is not invested in the Subsidiary at any given time will be invested directly by the Fund. The assets of the Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Commodity-Linked Investments.

The Fund is not diversified within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Additional Information about the SDCITR:

At any time, the SDCITR is comprised of 14 Component Futures Contracts, weighted equally by notional amount, selected each month from a universe of 27 eligible commodities and futures contracts for those commodities. The eligible futures contracts are physical non-financial commodity futures contracts traded on the Futures Exchanges in major industrialized countries, and typically have active and liquid markets. The eligible futures contracts are denominated in U.S. dollars. The universe of eligible commodities, categorized into five commodity sectors, is made up of:

•	petroleum (crude oil (Brent), crude oil (WTI), gas oil, heating oil, and unleaded gasoline)
•	precious metals (gold, silver, and platinum)
•	industrial metals (zinc, nickel, aluminum, copper, lead, and tin)
•	grains (soybean oil, wheat, corn, soybeans, and soybean meal)
•	non-primary sector (sugar, cotton, coffee, cocoa, natural gas, live cattle, lean hogs, feeder cattle)

The SDCITR is based on the notion that commodities with low inventories tend to outperform commodities with high inventories, as commodity prices tend to increase when supply is low and conversely tend to decrease when supply is high. To help assess the current state of commodity inventories, the SDCITR analyzes price-based signals (i.e., backwardation, contango, and momentum) within the universe of eligible commodity futures contracts, as discussed further below.

The SDCITR is rules-based and reconstituted and rebalanced monthly using quantitative formulas, subject to the constraint that each of the four primary commodity sectors above (Petroleum, Grains, Industrial Metals, and Precious Metals) must be represented by at least one Component Futures Contract. There is no requirement that the non-primary sector be so represented. Monthly commodity selection is a two-step process that occurs on the fifth business day prior to the end of the calendar month (the “Selection Date”) based upon the following:

1)	The annualized percentage price difference between the closest-to-expiration Component Futures Contract and the next closest to expiration Component Futures Contract is calculated for each of the 27 eligible Component Futures Contracts on the Selection Date. The 14 commodities with the greatest backwardation (or least contango) are selected where backwardation is measured based on the highest percentage price difference. When evaluating the data from the first step, all four primary commodity sectors must be represented (Petroleum, Grains, Industrial Metals, and Precious Metals).
2)	If the selection of the 14 commodities with the greatest backwardation fails to meet the overall diversification requirement that all four primary commodity sectors be represented in the SDCITR, the commodity with the greatest backwardation among the commodities of the omitted primary sector(s) would be substituted for the commodity with the least backwardation among the fourteen commodities.

The 14 commodities selected are included in the SDCITR for the next month on an equally-weighted basis by notional amount. Due to the dynamic monthly commodity selection, the primary sector weights will vary from approximately 7% to 43% over time, depending on the price observations each month.

The Selection Date for the SDCITR is the fifth business day prior to the end of that calendar month. Following the Selection Date, the SDCITR is reconstituted and rebalanced accordingly during the last four business days of the month.

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Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Commodities Risk. Exposure to the commodities markets through investments in Commodity-Linked Investments may subject the Fund to greater volatility than investments in traditional securities. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Significant changes in the value of commodities may lead to volatility in the Fund’s net asset value (“NAV”) and market price.

Energy Commodities Risk. The prices of energy commodities, which includes each commodity in the petroleum commodities sector and natural gas, are subject to national and global political events such as governmental regulation and intervention, price controls, and restrictions on production levels. Energy commodities have had significant price swings in recent years. Markets for various energy related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers.

Precious Metal Commodities Risk. The prices of precious metals may be influenced by macroeconomic conditions, including confidence in the global monetary system and the relative strength of various currencies, as well as demand in the industrial and jewelry sectors. Political events also influence the prices of precious metals. Prices are influenced by supplies of precious metals, which may be affected by sales by central banks and governmental agencies that hold large amounts of these metals, particularly gold.

Industrial Metal Commodities Risk. The prices of commodities comprising the industrial metals portion of the SDCITR are subject to a number of factors that can cause price fluctuations, including changes in the level of industrial activity; disruptions in mining, storing, and refining the metals; adjustments to inventory; variations in production costs; and regulatory compliance costs.

Grains and Soft Product Commodities Risk. The prices of these commodities, which are included in the grains sector of the SDCITR and which include sugar, cotton, coffee, and cocoa from the non-primary section of the SDCITR, are subject to a number of factors that can cause price fluctuations, including weather conditions, changes in government policies and trade agreements, planting decisions, and changes in demand.

Livestock Commodities Risk. The prices of these commodities which include live cattle, lean hogs, and feeder cattle from the non-primary sector of the SDCITR are subject to a number of factors that can cause price fluctuations, including weather conditions, disease and famine, changes in government policies, and changes in demand.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and Futures Exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

Derivatives Risk. The value of a derivative instrument, such as the Fund’s investments in Commodity-Linked Investments, depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions, such as current market conditions. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other exchange traded funds (“ETFs”) because the Fund will implement its investment strategy primarily through investments in Commodity-Linked Investments, which are derivative instruments.

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Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices from rapid selling. As a futures contract approaches the expiration date, in order to avoid taking delivery of the underlying commodity they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to a hypothetical direct investment in the commodities underlying the Component Futures Contracts that make up the SDCITR and, in the future, it is likely the relationship between the market prices of the Fund’s holdings and changes in the spot prices of the commodities underlying the Component Futures Contracts that make up the SDCITR could be impacted by contango and backwardation. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

Market Risk. The trading prices of commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including global pandemics, such as the recent outbreak of COVID-19. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. There remains significant uncertainty around the duration of the impacts from COVID-19, including uncertainty regarding new variants that have emerged. Other infectious illness outbreaks in the future may result in similar impacts.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could negatively affect the Fund.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by the Futures Exchanges and regulations imposed by the CFTC may prevent the Fund from trading certain futures contracts or employing its investment strategies, which could harm the performance of the Fund.

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Commodities Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy certain source-of-income requirements. The Internal Revenue Service (“IRS”) issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund anticipates that its inclusion of income from the Subsidiary will be qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Such adverse effects could, among other consequences, limit the Fund’s ability to pursue its investment strategy. The Fund seeks to manage its investment in the Subsidiary and in Commodity-Linked Investments as necessary to maintain its qualifications as a RIC.

Intermediary and Counterparty Risk. Futures and options contracts, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. For exchange-traded derivatives, including the Fund’s investments in futures contracts, a futures commission merchant (“FCM”) serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund.

Non-U.S. Investment Risk. The Fund may invest in Commodity-Linked Investments traded on non-U.S. exchanges or enter into over-the-counter Commodity-Linked Investments with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts. Because certain of the Fund’s underlying investments trade in markets that are closed when the market in which the Fund’s shares are listed for trading is open, there may be changes between the investment’s last quote from the closed foreign market and the value of the investment during the Fund’s domestic trading day. This may result in differences between the market price of the Fund’s shares and the underlying value of the Fund’s shares.

Treasuries Risk. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. Other risk factors associated with fixed income investments include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). The Fund may be subject to a greater risk of rising interest rates as the Federal Reserve continues to increase interest rates after a period of historically low rates.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

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Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation rates have risen to the highest levels seen in many decades. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

Global Currency Exchange Rate Risk. The price of any non-U.S. Commodity-Linked Investment and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the Commodity-Linked Investment is profitable.

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Licensing Agreement Risk. SHIM, an affiliate of SummerHaven, owns and maintains the SDCITR. The Adviser and SHIM have entered into a Licensing Agreement for the Trust’s use of the Index, for which the Adviser pays SHIM licensing fees. The licensing fees are separate from the fees paid to SummerHaven for sub-advisory services provided to the Subsidiary. Investors cannot be assured of the continuation of the Licensing Agreement between SHIM and the Adviser for use of the Index. Should the Licensing Agreement between SHIM and the Adviser be terminated, the Adviser and the Board will consider available alternatives, including finding a replacement benchmark or strategy or liquidating the Fund. Termination of the Licensing Agreement may have an adverse effect on the performance and NAV of the Fund’s shares.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Small Fund Risk. As a fund with a limited history of operations, that has not gained substantial assets, there can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Cash Transaction Risk. Creation and redemption transactions are expected to generally settle through payments consisting substantially of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made solely in-kind redemptions.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

Authorized Participants Risk. Only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with the Fund’s distributor (“Authorized Participants”) may purchase or redeem shares at NAV. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

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Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long-term total return. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Ukraine War Risk. On February 24, 2022, Russia launched a large-scale invasion of Ukraine. This invasion and sanctions brought by the United States and other countries against Russia have caused disruptions in many business sectors and have resulted in significant market disruptions, including increased volatility in certain commodity prices.

Fund Performance

The bar chart below shows how the Fund has performed for the calendar year shown, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance and a supplemental index. This information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. Past performance (before and after taxes) is not predictive of future results. Updated performance information is available at www.uscfinvestments.com.

Calendar Year Returns (Year ended December 31)

Highest Performing Quarter:	14.17% in the 2nd quarter of 2021
Lowest Performing Quarter:	-29.19% in the 1st quarter of 2020
YTD Return as of 9/30/2022:	20.34%

Average Annual Total Returns

(for the periods ended December 31, 2021)
	1 Year	Since Inception 5/2/2018
Return Before Taxes	36.05%	0.62%
Return After Taxes on Distributions	26.60%	(1.53)%
Return After Taxes on Distributions and Sale of Fund Shares	21.19%	(0.43)%
SummerHaven Dynamic Commodity Index Total ReturnSM(1)	34.80%	1.06%
Bloomberg Commodity Index Total Return(1)	27.11%	3.96%

(1)	Reflects no deductions for fees, expenses or taxes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Management

Investment Adviser to the Fund and the Subsidiary. USCF Advisers, LLC

Sub-Adviser to the Subsidiary. SummerHaven Investment Management, LLC

Portfolio Managers

Andrew F Ngim, a Management Director and Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since the Fund began operations on May 2, 2018.

Seth Lancaster, a Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since July 25, 2022.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund may only be purchased and sold in the secondary market on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). This is known as the “bid-ask spread”. Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread is available on the Fund’s website at www.uscfinvestments.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only Authorized Participants that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Creation Units consist of 50,000 shares, though this may change from time to time. Authorized Participants are required to pay a transaction fee of $350 to compensate the Fund for brokerage and transaction expenses when purchasing and redeeming Creation Units.

The Fund generally issues and redeems Creation Units in exchange for a designated amount of cash. See “Transaction Fees on Creation and Redemption Transactions.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT OBJECTIVE, STRATEGIES, AND RISK INFORMATION

Investment Objective

The Fund seeks long-term total return. There can be no assurance that the Fund will achieve its investment objective. Because the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed by the Board without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

Additional Information about Principal Investment Strategies

The Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets through the investments of the Subsidiary. The Subsidiary, which has the same investment objective as the Fund, is advised by the Adviser and sub-advised by SummerHaven. The Adviser and SummerHaven are unaffiliated with each other.

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The Fund seeks to provide exposure to the commodities markets that corresponds to the SDCITR. The SDCITR is owned and maintained by SHIM, an affiliate of SummerHaven, and is calculated and published by Bloomberg, L.P. Even though the Fund seeks to provide exposure to the commodities markets that corresponds to the SDCITR, the Fund is not an index ETF and is actively managed.

The SDCITR is a total return commodity sector index designed to broadly represent major commodities. The SDCITR reflects the performance of a fully margined and collateralized portfolio of commodities futures contracts.

•	A commodities futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. The total cost of the commodities underlying a futures contract at their current price (or spot price) is often referred to as “notional amount.” Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants.
•	A futures contract is fully margined when a fund has deposited the amount required to enter into and maintain the contract, as determined by a commodity futures exchange, including the Futures Exchanges, which is typically 5% to 10% of the contract amount.
•	A futures contract is fully collateralized when a fund holds cash or cash equivalents, government securities, or other liquid investments at least equal in value to the notional amount of the contract.

At any time, the SDCITR is comprised of 14 futures contracts (the “Component Futures Contracts”), weighted equally by notional amount. The SDCITR is reconstituted and rebalanced on a monthly basis. See “Additional Information about the SDCITR” below for more information about how the SDCITR is composed.

To achieve an exposure to the commodities markets that corresponds to the SDCITR, the Fund invests in a fully margined and collateralized portfolio of commodities futures contracts that will generally consist of the Component Futures Contracts, weighted equally by notional amount. The Fund’s portfolio of futures contracts is reconstituted and rebalanced on a monthly basis to reflect the changing composition of the SDCITR.

The Fund may also invest in futures contracts that the portfolio managers believe are economically identical or substantially similar to the Component Futures Contracts. Also, to obtain the desired economic exposure, the Fund may invest in other Commodity-Linked Investments. The Fund may invest in Commodity-Linked Investments directly or indirectly through the Subsidiary. Neither the Fund nor the Subsidiary invests directly in commodities.

In addition to the market price movements of the Fund’s futures contracts and other Commodity-Linked Investments, the Fund’s total return includes the return on any assets used to collateralize the Fund’s portfolio. In managing the collateral portion of the Fund’s investment strategy, the Adviser will seek to at least match the hypothetical return of the collateral portion of the SDCITR. The SDCITR’s Component Futures Contracts are hypothetically collateralized with Treasuries with three-month maturities, the value of which are calculated using the weekly auction rate for 3-Month U.S. Treasury Bills published by the U.S. Department of the Treasury. To collateralize its portfolio, the Fund will hold significant amounts of short-term U.S. government securities (e.g., Treasuries) and shares of money market mutual funds. The Fund may also seek to enhance collateral returns relative to the SDCITR or increase portfolio liquidity by investing in money market instruments, investment grade fixed-income securities, and cash and cash equivalents.

Although the Fund may invest in Commodity-Linked Investments directly, the Fund invests in Commodity-Linked Investments primarily through the Subsidiary. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. By investing in the Subsidiary, the Fund is able to obtain greater exposure to the commodities markets while maintaining compliance with U.S. federal income taxation requirements applicable to investment companies. The Subsidiary may also hold investments used to collateralize the Fund’s portfolio.

The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter. The amount of the Fund’s total assets that is not invested in the Subsidiary at any given time will be invested directly by the Fund. The assets of the Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Commodity-Linked Investments.

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Unlike the Fund, the Subsidiary may invest without limitation in Commodity-Linked Investments, though the Subsidiary will comply with the same 1940 Act asset coverage requirements for its investments in Commodity-Linked Investments as those that apply to the Fund’s investments in the same instruments. To the extent applicable, the Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, capital structure, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the SAI. The Subsidiary will also comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and with the requirements of the 1940 Act related to the custody of a registered investment company’s assets.

As a result of the Fund’s direct and indirect investments in Commodity-Linked Investments, each of the Fund and the Subsidiary is a commodity pool under the Commodity Exchange Act, as amended (the “CEA”), and the rules and regulations promulgated thereunder.

Investors should be aware that the Fund’s investment objective is not for its NAV per share to equal the spot prices of the commodities underlying its futures contracts or the prices of any particular group of futures contracts. Investors should not expect changes in the Fund’s performance to track changes in the spot prices of the commodities underlying the Fund’s futures contracts. This is because a change in the Fund’s performance likely will not equal the change in the spot prices of the commodities underlying the Fund’s futures contracts over a time period greater than one day due to the cumulative impacts of backwardation and contango.

The Fund is not diversified within the meaning of the 1940 Act.

Additional Information about the SDCITR:

At any time, the SDCITR is comprised of 14 Component Futures Contracts, weighted equally by notional amount, selected each month from a universe of 27 eligible commodities and futures contracts for those commodities. The eligible futures contracts are physical non-financial commodity futures contracts traded on the Futures Exchanges in major industrialized countries, and typically have active and liquid markets. The eligible futures contracts are denominated in U.S. dollars. Beginning with the commodity selection process that commences on December 24, 2020, the universe of eligible commodities, categorized into five commodity sectors, is made up of:

•	petroleum (crude oil (Brent), crude oil (WTI), gas oil, heating oil, and unleaded gasoline)
•	precious metals (gold, silver, and platinum)
•	industrial metals (zinc, nickel, aluminum, copper, lead, and tin)
•	grains (soybean oil, wheat, corn, soybeans, and soybean meal)
•	non-primary sector (sugar, cotton, coffee, cocoa, natural gas, live cattle, lean hogs, feeder cattle)

The SDCITR is based on the notion that commodities with low inventories tend to outperform commodities with high inventories, as commodity prices tend to increase when supply is low and conversely tend to decrease when supply is high. To help assess the current state of commodity inventories, the SDCITR analyzes price-based signals (i.e., backwardation, contango, and momentum) within the universe of eligible commodity futures contracts, as discussed further below.

The SDCITR is rules-based and reconstituted and rebalanced monthly using quantitative formulas, subject to the constraint that each of the four primary commodity sectors above (Petroleum, Grains, Industrial Metals, and Precious Metals) must be represented by at least one Component Futures Contract. There is no requirement that the non-primary sector be so represented. Monthly commodity selection is a two-step process that occurs on the fifth business day prior to the end of the calendar month (the “Selection Date”) based upon the following:

1)	The annualized percentage price difference between the closest-to-expiration Component Futures Contract and the next closest to expiration Component Futures Contract is calculated for each of the 27 eligible Component Futures Contracts on the Selection Date. The 14 commodities with the greatest backwardation (or least contango) are selected where backwardation is measured based on the highest percentage price difference. When evaluating the data from the first step, all four primary commodity sectors must be represented (Petroleum, Grains, Industrial Metals, and Precious Metals).
2)	If the selection of the 14 commodities with the greatest backwardation fails to meet the overall diversification requirement that all four primary commodity sectors be represented in the SDCITR, the commodity with the greatest backwardation among the commodities of the omitted primary sector(s) would be substituted for the commodity with the least backwardation among the fourteen commodities.
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The 14 commodities selected are included in the SDCITR for the next month on an equally-weighted basis by notional amount. Due to the dynamic monthly commodity selection, the primary sector weights will vary from approximately 7% to 43% over time, depending on the price observations each month.

The Selection Date for the SDCITR is the fifth business day prior to the end of that calendar month. Following the Selection Date, the SDCITR is reconstituted and rebalanced accordingly during the last four business days of the month.

Non-Principal Investment Strategy of the Fund

Other Investment Companies and Pooled Investment Vehicles. The Fund may invest in securities of other registered investment companies, including mutual funds and other ETFs. The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles that are commonly referred to as “exchange traded funds” or “exchange traded vehicles” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or pooled vehicle’s expenses. The Fund will also indirectly bear the risks to which that investment company or pooled vehicle are subject.

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Commodities Risk. The value of a commodity is based upon the price movements of the commodity in the market. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. These price changes may be magnified by computer-driven algorithmic trading, which is becoming more prevalent in the commodities markets. Because the Fund has a significant portion of its assets concentrated in Commodity-Linked Investments, developments affecting commodities may have an impact on the Fund. Such development may include, among other things:

•	governmental, agricultural, trade, fiscal, import, monetary, and exchange control programs and policies;
•	weather and climate conditions;
•	changing supply and demand relationships;
•	changes in international balances of payments and trade;
•	U.S. and international rates of inflation;
•	currency devaluations and revaluations;
•	U.S. and international political and economic events;
•	changes in interest and foreign currency/exchange rates;
•	market liquidity; and
•	changes in philosophies and emotions of market participants.

Exposure to the commodities markets through investments in Commodity-Linked Investments may subject the Fund to greater volatility than investments in traditional securities. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV and market price.

Energy Commodities Risk. The prices of energy commodities, which includes each commodity in the petroleum commodities sector and natural gas, are subject to national and global political events such as governmental regulation and intervention, price controls, and restrictions on production levels. Energy commodities have had significant price swings in recent years. Markets for various energy related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers.

Precious Metal Commodities Risk. The prices of precious metals may be influenced by macroeconomic conditions, including confidence in the global monetary system and the relative strength of various currencies, as well as demand in the industrial and jewelry sectors. Political events also influence the prices of precious metals. Prices are influenced by supplies of precious metals, which may be affected by sales by central banks and governmental agencies that hold large amounts of these metals, particularly gold.

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Industrial Metal Commodities Risk. The prices of commodities comprising the industrial metals portion of the SDCITR are subject to a number of factors that can cause price fluctuations, including changes in the level of industrial activity; disruptions in mining, storing, and refining the metals; adjustments to inventory; variations in production costs; and regulatory compliance costs.

Grains, Soft Product, and Livestock Commodities Risk. The prices of these commodities, which are included in the grains and non-primary sectors of the SDCITR, are subject to a number of factors that can cause price fluctuations, including weather conditions, diseases and famine, changes in government policies and trade agreements, planting decisions, and changes in demand.

Livestock Commodities Risk. The prices of these commodities which include live cattle, lean hogs, and feeder cattle from the non-primary sector of the SDCITR are subject to a number of factors that can cause price fluctuations, including weather conditions, disease and famine, changes in government policies, and changes in demand.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and Futures Exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

The Fund and the Subsidiary are deemed “commodity pools” and the Adviser is considered a “commodity pool operator” with respect to the Fund under the CEA. The Adviser is therefore subject to regulation by the SEC and the CFTC. The Adviser is also subject to regulation by NFA. The regulatory requirements governing the use of commodity futures, or options, certain swaps or certain other investments could change at any time.

The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges, as described under “Additional Principal Risk Information about the Fund – Position Limits Risk” in this section of this prospectus.

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions, such as current market conditions. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other ETFs because the Fund will implement its investment strategy primarily through investments in Commodity-Linked Investments, which are derivative instruments.

SEC Rule 18f-4 (the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. The Derivatives Rule also regulates other types of leveraged transactions, such as reverse repurchase. Under the Derivatives Rule, a fund is prohibited from entering into derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives.

Due to the nature of the Fund’s investments, the Fund is required to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding a Fund’s derivatives activities. These requirements will apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

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Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices from rapid selling. As a futures contract approaches the expiration date, in order to avoid taking delivery of the underlying commodity they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to a hypothetical direct investment in the commodities underlying the Component Futures Contracts that make up the SDCITR and, in the future, it is likely the relationship between the market prices of the Fund’s holdings and changes in the spot prices of the commodities underlying the Component Futures Contracts that make up the SDCITR could be impacted by contango and backwardation. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

Market Risk. The trading prices of commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including global pandemics, such as the recent outbreak of COVID-19. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. There remains significant uncertainty around the duration of the impacts from COVID-19, including uncertainty regarding new variants that have emerged. Other infectious illness outbreaks in the future may result in similar impacts.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by futures exchanges have the potential to prevent the Fund from trading certain futures contracts or employing its investment strategies. Futures exchanges have established accountability levels and position limits on the maximum net long or net short positions that any person or group of persons under common trading control may hold, own, or control. In addition to accountability levels and position limits, futures exchanges also set daily price fluctuation limits on futures contracts. The Fund may be unable to trade futures contracts due to such limitations.

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In addition, limitations imposed by the CFTC may also prevent the Fund from trading certain futures contracts or employing its investment strategies. On October 15, 2020, the CFTC adopted rules to impose limits on speculative positions in 25 “core” physical commodity futures contracts and swaps that are economically equivalent to such contracts, in the agriculture, energy and metals markets (the “Position Limit Rules”). Among other things, the Position Limit Rules: identify which contracts are subject to speculative position limits; set thresholds that restrict the size of speculative positions that a person may hold in the spot month; create an exemption for positions that constitute bona fide hedging transactions; impose responsibilities on designated contract markets (“DCMs”) and swap execution facilities (“SEFs”) to establish position limits or, in some cases, position accountability rules; and apply to both futures and swaps across four relevant venues: OTC, DCMs, SEFs as well as certain non-U.S. located platforms.

For the purpose of the Position Limit Rules, a market participant is generally required, subject to certain narrow exceptions, to aggregate all positions for which that participant controls the trading decisions with all positions for which that participant has a 10 percent or greater ownership interest in an account or position, as well as the positions of two or more persons acting pursuant to an express or implied agreement or understanding with that market participant (the “Aggregation Rules”).

The Position Limit Rules became effective on March 15, 2021 and compliance with the Position Limit Rules is required for the “core” energy and metals futures contracts as of January 2022, and will be required for economically equivalent swaps as of January 2023. The Position Limit Rules may negatively impact the ability of the Fund to meet its investment objective through limits that may inhibit the Adviser’s ability to sell additional Creation Units of the Fund.

Commodities Tax Risk. The Fund intends to qualify as a RIC under subchapter M of the Code. If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy certain source-of-income requirements. The Internal Revenue Service (“IRS”) issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a controlled foreign corporation (or “CFC”), and that the Fund will be required to include the income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. Recently, the IRS and the U.S. Department of Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that, even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could apply to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy. The Fund seeks to manage its investments in the Subsidiary and Commodity-Linked Investments as necessary to maintain its qualification as a RIC.

Intermediary and Counterparty Risk. Futures agreements, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. For exchange-traded derivatives, including the Fund’s investments in futures contracts, an FCM serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund. If any intermediary or counterparty to the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.

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Non-U.S. Investment Risk. The Fund may invest in Commodity-Linked Investments traded on non-U.S. exchanges or enter into over-the-counter Commodity-Linked Investments with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts. Because certain of the Fund’s underlying investments trade in markets that are closed when the market in which the Fund’s shares are listed for trading is open, there may be changes between the investment’s last quote from the closed foreign market and the value of the investment during the Fund’s domestic trading day. This may result in differences between the market price of the Fund’s shares and the underlying value of the Fund’s shares.

Treasuries Risk. The Fund invests in U.S. government obligations. U.S. government obligations include Treasuries and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. In general, the market price of fixed income instruments with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term instruments. Issuers of fixed income instruments may have their debt downgraded by ratings agencies, or the public may perceive an issuer of a fixed income instrument as not being creditworthy, in which case there is a greater risk that the issuer will default on its obligations to the Fund, resulting in losses to the Fund. Also, a debtor may pay its obligation early, reducing the amount of interest payments. The Fund may be subject to a greater risk of rising interest rates as the Federal Reserve continues to increase interest rates after a period of historically low rates.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation rates have risen to the highest levels seen in many decades. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

Global Currency Exchange Rate Risk. The price of any non-U.S. Commodity-Linked Investment and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the Commodity-Linked Investment is profitable.

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Commodity-Linked Investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. A market disruption, including a pandemic such as COVID-19, or a foreign government taking political actions that disrupt the market for its currency, its crude oil production or exports, or another major export, can also make it difficult to liquidate a position. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Alternatively, limits imposed by the Futures Exchanges or other regulatory organizations, such as accountability levels, position limits, or daily price fluctuation limits, may contribute to a lack of liquidity. Unexpected market illiquidity may cause major losses at any time.

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The Fund does not intend at this time to establish a credit facility, which could provide an additional source of liquidity. Instead, the Fund relies only on its assets for liquidity. The anticipated large value of the positions that the Fund will acquire or enter into increases the risk of illiquidity. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund, as a registered investment company, is subject to regulations under the 1940 Act. These regulations are complex and often subject to varying degrees of formal and information interpretation by courts, the SEC and the SEC staff, and at times these interpretations may be at odds with each other.

Licensing Agreement Risk. SHIM, an affiliate of SummerHaven, owns and maintains the SDCITR. The Adviser and SHIM have entered into a licensing agreement (the “Licensing Agreement”) for the Trust’s use of the Index, for which the Adviser pays SHIM licensing fees. The licensing fees are separate from the fees paid to SummerHaven for sub-advisory services provided to the Subsidiary. Investors cannot be assured of the continuation of the Licensing Agreement between SHIM and the Adviser for use of the Index. Should the Licensing Agreement between SHIM and the Adviser be terminated, the Adviser and the Board will consider available alternatives, including finding a replacement benchmark or strategy or liquidating the Fund. Termination of the Licensing Agreement may have an adverse effect on the performance and NAV of the Fund’s shares.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Small Fund Risk. As a fund with a limited history of operations, there can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange. The Fund may experience more difficulty achieving its investment objectives than it otherwise would at higher asset levels, or the Fund may ultimately liquidate at an inopportune time for investors. A liquidation of the Fund may also result in adverse tax consequences.

Cash Transaction Risk. Creation and redemption transactions are expected to generally settle through payments of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made in-kind redemptions. Other ETFs generally are able to make in-kind redemptions and avoid realized gains in connection with transactions designed to meet redemption requests. Because the Fund may effect redemptions principally for cash, rather than in-kind distributions, it may be required to sell financial instruments in order to obtain the cash needed to distribute the redemption proceeds. Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its shares in kind, will be passed on to redeemers of creation units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for more conventional ETFs (for example, those that track an index of corporate equity securities). In addition, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

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Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above their NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases the Fund’s shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, then the investor may sustain losses.

Authorized Participants Risk. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Market makers are under no obligation to make a market in the Fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In times of market stress, market makers or other Authorized Participants may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long-term total return. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Ukraine War Risk. On February 24, 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of the military action, resulting sanctions and future market disruptions in the region are impossible to predict, but could be significant and may have a severe adverse effect on the region. Among other things, the conflict has resulted in increased volatility in the markets for certain commodities.

The United States and other countries and certain international organizations have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine, and additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) will adversely impact the economies of Russia and Ukraine, and certain sectors of each country’s economy may be particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors. Among other things, the extent and duration of the military action, the responses of countries and political bodies to Russia’s actions, including sanctions, future market or supply disruptions, and Ukraine’s military response and the potential for wider conflict may increase financial market volatility generally, have severe adverse effects on regional and global economic markets, and cause volatility in the markets for commodities including the price of commodity futures, and the NAV or share price of the Fund.

A resolution to the war in Ukraine also could impact the markets for certain commodities and may have collateral impacts, including increased volatility, and cause disruptions to availability of certain commodities, commodity and futures prices and the supply chain globally. The longer-term impact on commodities and futures prices is difficult to predict and depends on a number of factors that may have a negative impact on the Fund in the future.

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Other Investment Risks

Physical Delivery Risk. It is not the current intention of the Fund to take physical delivery of commodities. Futures contracts are traditionally not cash-settled contracts, but it is possible to take delivery under these and some other investments. Storage costs associated with purchasing commodities could result in costs and other liabilities that could impact the value of the Component Futures Contract or other investments.

Commodity-Linked Notes Risk. Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings will be disclosed each day on its website at www.uscfinvestments.com. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

MANAGEMENT

Investment Adviser of the Fund and the Subsidiary

The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc., (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold.

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2022, the Adviser and its affiliates had approximately $4.2 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Fund and the Subsidiary. The Adviser provides an investment program for the Fund and the Subsidiary. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s and the Subsidiary’s assets in conformity with their investment policies if the Adviser does not provide those services directly. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other services necessary for the Fund and the Subsidiary to operate. The Adviser bears all of its own costs associated with providing advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

On November 8, 2021, the United States Oil Fund, LP (“USO”), as well as its general partner, the United States Commodity Funds LLC (“USCF”), announced a resolution with each of the SEC and the CFTC relating to matters set forth in certain Wells Notices issued by the staffs of each of the SEC and CFTC as more fully described below. Like the Adviser, USCF is a wholly-owned subsidiary of Marygold.

On August 17, 2020, USCF, USO, and John P. Love, the president and chief executive officer of USCF, received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice stated that the SEC staff made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”), and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions.

Subsequently, on August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice stated that the CFTC staff made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the CEA, 7 U.S.C. §§ 6o(1)(A) and (B) and 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

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On November 8, 2021, acting pursuant to an offer of settlement submitted by USCF and USO, the SEC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 8A of the 1933 Act, directing USCF and USO to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, 15 U.S.C. § 77q(a)(3) (the “SEC Order”). In the SEC Order, the SEC made findings that, from April 24, 2020 to May 21, 2020, USCF and USO violated Section 17(a)(3) of 1933 Act, which provides that it is “unlawful for any person in the offer or sale of any securities . . . to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.” USCF and USO consented to entry of the SEC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Separately, on November 8, 2021, acting pursuant to an offer of settlement submitted by USCF, the CFTC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 6(c) and (d) of the CEA, directing USCF to cease and desist from committing or causing any violations of Section 4o(1)(B) of the CEA, 7 U.S.C. § 6o(1)(B), and CFTC Regulation 4.41(a)(2), 17 C.F.R. § 4.41(a)(2) (the “CFTC Order”). In the CFTC Order, the CFTC made findings that, from on or about April 22, 2020 to June 12, 2020, USCF violated Section 4o(1)(B) of the CEA and CFTC Regulation 4.41(a)(2), which make it unlawful for any commodity pool operator (“CPO”) to engage in “any transaction, practice, or course of business which operates as a fraud or deceit upon any client or participant or prospective client or participant” and prohibit a CPO from advertising in a manner which “operates as a fraud or deceit upon any client or participant or prospective client or participant,” respectively. USCF consented to entry of the CFTC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Pursuant to the SEC Order and the CFTC Order, in addition to the command to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, Section 4o(1)(B) of the CEA, and CFTC Regulation 4.14(a)(2), civil monetary penalties totaling two million five hundred thousand dollars ($2,500,000) in the aggregate was required to be paid to the SEC and CFTC, of which one million two hundred fifty thousand dollars ($1,250,000) has been paid by USCF to each of the SEC and the CFTC, respectively, pursuant to the offsets permitted under the orders.

The SEC Order can be accessed at www.sec.gov and the CFTC Order can be accessed at www.cftc.gov.

Commodity Pool Operation

The Fund and the Subsidiary invest in commodity interests and are considered commodity pools, thereby subjecting the Fund and the Subsidiary to further regulation by the CFTC and the National Futures Association (“NFA”). The NFA is designated by the CFTC as a registered futures association and is the self-regulatory organization for the U.S. derivatives industry.

In connection with its role as investment adviser to the Fund and the Subsidiary, the Adviser has registered as a commodity pool operator (“CPO”) under the CEA. Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including antifraud provisions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

The CFTC’s harmonization rules regarding the disclosure, reporting, and recordkeeping requirements apply to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations.

The Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to carry out its investment strategies. However, there may be additional compliance and other expenses for the Fund. In addition, registration as a CPO subjects the Adviser to additional laws, regulations, and enforcement policies, all of which could increase compliance costs and may affect operations and the financial performance of the Fund.

Sub-Adviser to the Subsidiary

SummerHaven is registered with the SEC as an investment adviser and with the CFTC as a Commodity Trading Advisor and is a member of the NFA. SummerHaven has been registered as an investment adviser with the SEC since September 12, 2017.

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As of June 30, 2022, SummerHaven had $843 million in assets under management. SummerHaven manages the Subsidiary’s commodity trading account, including by providing investment research and management with respect to Commodity-Linked Investments. As compensation for the services that it provides to the Subsidiary, including selecting the Commodity-Linked Investments in which the Subsidiary invests, SummerHaven receives a management fee of 0.06% of the Fund’s average daily net assets, which is calculated daily and paid monthly by the Adviser out of its advisory fee.

Manager of Managers Structure

The Adviser and the Trust have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund and the Subsidiary without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub- advisory agreements. Operation of the Fund under the Manager of Managers Structure does not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund or the Subsidiary, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

Advisory and Sub-Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) and as investment adviser to the Subsidiary pursuant to a separate investment advisory agreement (the “Subsidiary Advisory Agreement”). SummerHaven provides services to the Subsidiary pursuant to a sub-advisory agreement (the “Subsidiary Sub-Advisory Agreement”).

The Advisory Agreement, Subsidiary Advisory Agreement and Subsidiary Sub-Advisory Agreement were most recently renewed at the July 28, 2022 meeting of the Board. A discussion of the Board’s approval of the renewal of the Advisory Agreement, the Subsidiary Advisory Agreement, and Subsidiary Sub-Advisory Agreement, including the basis for the Board’s approval, will be included in the Fund’s semi-annual shareholder report for the period ending December 31, 2022.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of all Fund expenses, including the costs of investing in the Subsidiary. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

The Fund’s management fee, which is calculated daily and paid monthly, equals 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through October 31, 2023 to waive 0.20% of its management fees. The agreement may be amended or terminated prior to October 31, 2023 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2023, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.

The Subsidiary does not pay management fees to the Adviser.

PORTFOLIO MANAGEMENT

The Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objective. SummerHaven manages the Subsidiary’s commodity trading account including investment research and management with respect to Commodity-Linked Investments. The Adviser will monitor the performance of SummerHaven.

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The members of the team primarily responsible for the day-to-day management of the Fund’s portfolio are:

Andrew F Ngim co-founded United States Commodity Funds, LLC (“USCF”) in 2005 and has served as a Management Director since May 2005 and, since August 15, 2016, has served as the Chief Operating Officer of USCF. Mr. Ngim has served as the portfolio manager for United States Commodity Index Fund, United States Copper Index Fund, and United States Agriculture Index Fund since January 2013. Mr. Ngim also served as USCF’s Treasurer from June 2005 to February 2012. In addition, he has been on the Board of Managers and has served as the Assistant Secretary and Assistant Treasurer of the Adviser since its inception in June 2013. Prior to and concurrent with his services to USCF and the Adviser, from January 1999 to January 2013, Mr. Ngim served as a Managing Director for Ameristock Corporation, a California-based investment adviser, which he co-founded in March 1995, and was Co-Portfolio Manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013. Mr. Ngim also served or is serving as portfolio manager of the Stock Split Index Fund (from September 2014 through September 2017), the USCF Restaurant Leaders Fund (from November 2016 through September 2017), USCF SummerHaven SHPEI Index Fund (November 2017 through present), USCF SummerHaven SHPEN Index Fund (November 2017 through present), and the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (May 2018 through present), each of which was or is a series of USCF ETF Trust. Mr. Ngim has also served as a Management Trustee of USCF ETF Trust from August 2014 through the present and of the USCF Mutual Funds Trust from October 2016 through the present. Mr. Ngim served as the portfolio manager of the USCF Commodity Strategy Fund, a series of USCF Mutual Funds Trust, from its inception in 2017 through March 2019. Mr. Ngim has been a principal listed with the CFTC and NFA of USCF since November 2005 and of the Adviser since January 2017. Mr. Ngim earned his B.A. from the University of California at Berkeley.

Seth Lancaster is a portfolio manager for the Adviser. Prior to joining the Adviser in June 2022, Mr. Lancaster worked as Team Lead of ETF Portfolio Management Analysts for Invesco, an investment manager that manages a broad suite of exchange-traded funds and products, from May 2016 to May 2022. From June 2013 to April 2016, Mr. Lancaster worked as a Senior Analyst at Performance Trust Capital Partners LLC, a full-service investment bank. Mr. Lancaster obtained his M.B.A. from Elmhurst College in 2016 and his B.A. in Financial Economics from Capital University in 2012.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

OTHER SERVICE PROVIDERS

Index Provider

SHIM, an affiliate of SummerHaven, owns and maintains the SDCITR. The Adviser and SHIM have entered into a licensing agreement for the Fund’s use of the SDCITR, for which the Adviser pays SHIM a licensing fee. The licensing fee is separate from the sub-advisory fee paid to SummerHaven for sub-advisory services provided to the Subsidiary.

Fund Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian, and transfer agent.

Under a fund administration and accounting agreement, BNY Mellon serves as administrator for the Fund and provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Fund.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of the Fund’s Creation Units on an agency basis. The Distributor does not maintain a secondary market in shares.

Independent Registered Public Accounting Firm

Spicer Jeffries LLP, located at 4601 DTC Boulevard, Suite 700, Denver, CO 80237, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as counsel to the Trust and the Fund.

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Management of the Subsidiary

The Subsidiary is wholly-owned by the Fund. The Subsidiary is an exempted company incorporated under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary and shares in the Subsidiary will not be sold or offered to other investors. The Adviser serves as the investment adviser of the Subsidiary, and SummerHaven assists the Adviser in the management of Subsidiary’s investments in Commodity-Linked Investments.

The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund. As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund.

The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. Nonetheless, the Fund wholly-owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary would take action contrary to the interests of the Fund and its shareholders.

The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary’s principal investment strategies and principal risks constitute principal investment strategies and principal risks of the Fund. Both the Fund and the Subsidiary comply with the provisions of the 1940 Act relating to affiliated transactions and custody.

The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Board regarding the Subsidiary’s compliance with the Fund’s policies and procedures. In addition, the Subsidiary is a commodity pool, like the Fund, and the Adviser is the commodity pool operator of the Subsidiary, as well as the Fund. BNY Mellon serves as the custodian and transfer agent for the Subsidiary.

CYBERSECURITY RISK

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Trading Fund Shares

Most investors will buy and sell shares of the Fund through brokers on the secondary market. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, investors will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

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Shares of the Fund trade under the trading symbol SDCI.

Transaction Fees on Creation and Redemption Transactions

Authorized Participants are required to pay a transaction fee of $350 to compensate the Fund for brokerage and transaction expenses when purchasing or redeeming Creation Units. The transaction fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems a Creation Unit. The Fund reserves the right to waive transaction fees, if doing so is in the best interest of the Fund.

The following table shows the transaction fee and maximum additional charges for creations and redemptions by Authorized Participants (as described above):

Creation Unit Size	Standard Creation/ Redemption Transaction Fee
50,000	$350

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only for Authorized Participants transacting in Creation Units. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is typically calculated each day NYSE Arca is open for regular trading as of 2:30 p.m. Eastern Time. If regular trading on NYSE Arca closes earlier than 2:30 p.m. Eastern Time on a given day, the NAV of the Fund’s shares will be calculated as of that earlier time. The time as of which the Fund calculates its NAV is referred to as the “NAV Calculation Time.” NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares every business day. The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same methodologies described above to price its shares.

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PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have traded at a premium or discount to the Fund’s NAV for the most recently completed calendar year and the completed calendar quarters thereafter will be available without charge at www.uscfinvestments.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends on a quarterly basis. Nonetheless, the Fund may not make a dividend payment every quarter. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in the Fund’s shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading. Cash purchases and redemptions of Creation Units can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on Creation Unit transactions to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if in the discretion of the Adviser, it is determined to be necessary or appropriate, the Adviser will monitor trades by Authorized Participants for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

The Fund does not impose restrictions on, or monitor for, frequent trading activity in the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

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INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act), including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive rule (Rule 12d1-4), including that any such investment company enter into an agreement with the Fund.

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax adviser about the tax consequences of an investment in Fund shares, including the possible application of U.S. federal estate and gift tax and foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI, which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify each year for treatment as a RIC under subchapter M of the Code. To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If it meets those requirements, as well as certain minimum distribution requirements, the Fund will not subject to U.S. federal income tax at the fund-level on income and gains from investments that are timely distributed to shareholders. The Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in U.S. federal income tax imposed on income derived by the Fund and consequently a reduction in cash available for distribution to shareholders.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement for any taxable year, the Fund will be subject to U.S. federal income tax at corporate rates on its taxable income (even if such income were distributed to its shareholders) and all distributions of its earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Code, under current law will constitute qualified dividend income in the case of individual shareholders and would be eligible for the dividends received deduction in the case of a corporate shareholder. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities that they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Subject to the discussion below in “Tax Information about Investments in Commodities and the Subsidiary,” the Fund intends to treat any income it may derive from the Subsidiary as “qualifying income” for RIC source-of-income purposes. The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless you make your investment in shares through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences of the Fund making distributions or you selling shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in the Fund’s shares.

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated such gains, rather than how long you owned your Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to the Fund’s Shareholders as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced maximum rates. Distributions of short-term capital gain will be taxable to the Fund’s shareholders as ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and by you. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s adjusted tax basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s adjusted tax basis in its shares will be reduced (but not below zero) by the amount of any distribution treated as a non-taxable return of capital. In general, distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

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Distributions (other than Capital Gain Dividends or dividends properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the United States or to non-U.S. entities (excluding pass-through entities or arrangements) will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to backup withhold and remit to the U.S. Department of the Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct U.S. taxpayer identification number, who was notified by the IRS that such shareholder has under-reported dividend or interest income, or who fails to certify that such shareholder is not subject to such withholding.

In addition, withholding under Chapter 4 of the Code (commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA”) may apply if the foreign intermediary does not enter into an agreement with the Internal Revenue Service regarding reporting and is not located in a jurisdiction that has entered into an intergovernmental agreement with the United States.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Tax Information about Investments in Commodities and the Subsidiary

Income from commodities is generally not qualifying income for purposes of the RIC source-of-income requirements, and the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the RIC source-of-income requirements. The IRS subsequently issued a revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for this purpose. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a CFC, and that the Fund will be required to include the income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. Recently, the IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in the Subsidiary so that it does not constitute more than 25% of its total assets as of the end of any quarter. The Fund also intends to limit its investments in other commodity-linked derivatives in an effort to maintain its qualification as a RIC.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund or its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of derivative instruments, such as commodity-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

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The Government of the Cayman Islands will not, under existing legislation, impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax upon the Subsidiary or its shareholder(s). The Cayman Islands are not party to a double tax treaty with any country that is applicable to any payments made to or by the Subsidiary.

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates, and trusts.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate adjusted tax basis in the securities surrendered and any amount of cash paid. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units and (ii) the Authorized Participant’s adjusted tax basis in the Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

ADDITIONAL NOTICES

Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca has no obligation or liability to owners of the Fund’s shares in connection with the administration, marketing, or trading of Fund shares. NYSE Arca is not responsible for and has not participated in the determination or calculation of the equation by which Fund shares are redeemable. NYSE Arca is not responsible for and has not participated in the compilation of the SDCITR.

NYSE Arca has no obligation or liability to owners of Fund shares in connection with the administration, marketing, or trading of Fund shares.

NYSE Arca does not guarantee the accuracy and/or the completeness of the data included in the SDCITR. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust, the Fund, owners of Fund shares, or any other person or entity from the use of the SDCITR or the data included in the SDCITR. NYSE Arca makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the SDCITR or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the SDCITR to track the market of major commodities. SHIM has no obligation to take the needs of the Fund or the Fund’s shareholders into consideration in determining or composing the SDCITR. The Fund, the Adviser, SummerHaven, and SHIM do not guarantee the accuracy, completeness, or performance of the SDCITR. SHIM has contracted with Bloomberg, L.P. to calculate the SDCITR. Bloomberg, L.P. shall have no liability for any errors or omissions in calculating the SDCITR.

The SDCITR and associated trademarks, service marks and trade names are the exclusive property of SHIM, which has licensed the SDCITR and marks for use by the Adviser. SHIM is solely responsible for determining the investments included in, and the calculation of, the SDCITR. SHIM does not make any representations regarding the appropriateness of any of the Fund’s investments.

28

USCF ETF TRUST
USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

								For the Period
								Ended
	For the Year Ended June 30,							June 30,
	2022		2021		2020		2019	2018(a)
Net Asset Value, Beginning of Period	$20.55		$13.17		$18.46		$21.94	$22.00
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	(0.09)		(0.09)		0.12		0.26	0.02
Net Realized and Unrealized Gain (Loss)	6.67		7.47		(5.31)		(3.54)	(0.06)
Total Income (Loss) from Operations	6.58		7.38		(5.19)		(3.28)	(0.04)
Less Distributions From:
Net Investment Income (Loss)	(3.56)		—		(0.10)		(0.20)	(0.02)
Total Distributions	(3.56)		—		(0.10)		(0.20)	(0.02)
Net Asset Value, End of Period	$23.57		$20.55		$13.17		$18.46	$21.94

Total Return(c)	37.52	%(g)	56.04	%(g)	(28.20	)%(g)	(14.98)%	(0.17)%
Net Assets, End of Period (thousands)	$10,607		$8,220		$2,634		$3,691	$8,774
Ratios of Average Net Assets:
Gross Expenses	0.80	%(d)	0.80	%(d)	0.94	%(d)	0.80%	0.80	%(e)
Net Expenses	0.60	%(d)	0.60	%(d)	0.77	%(d)	0.80%	0.80	%(e)
Net Investment Income (Loss)	(0.42)%		(0.56)%		0.73%		1.27%	0.67	%(e)
Portfolio Turnover Rate(f)	0%		0%		0%		123%	19%

(a)	Inception Date, May 2, 2018.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Past performance is no guarantee of future results.
(d)	Effective August 15, 2019, USCF Advisers, LLC (“the Adviser”) contractually agreed through October 31, 2022 to waive 0.20% of its management fees.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.
(g)	Total Return reflects fee waivers and/or expense reimbursement and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower.
29

USCF ADVISERS LLC
USCF ETF TRUST
PRIVACY POLICY

Effective Date: January 1, 2020

Last Updated: September 16, 2021

Introduction

This document sets forth the Privacy Policy of USCF Advisers LLC (the “Company”), and the USCF ETF Trust (the “Trust”), and each series of the Trust (individually, a “Fund” and together, the “Funds”, as set forth in Appendix A, which may be amended from time to time) relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is an investment adviser registered with the Securities and Exchange Commission and a commodity pool operator registered with the Commodity Futures Trading Commission. This privacy policy applies to the nonpublic personal information of Fund investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trust may collect or have access to nonpublic personal information about Fund shareholders. “Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company and the Trust may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus);
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company and the Trust do not sell or rent investor information of the Funds. The Company and the Trust only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company and the Trust may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trust or the Funds.
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company or the Trust of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company and the Trust hold Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

30

The Company and the Trust maintains safeguards that comply with federal standards to protect Fund investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company and the Trust share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company and the Trust applies to both current and former Fund investors. The Company and the Trust will only disclose nonpublic personal information about a former Fund investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company and the Trust may modify or amend this privacy policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

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USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”) AND THE USCF ETF TRUST (THE “ETF TRUST”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•        Social Security number

•        account balances

•        account transactions

•        transaction history

•        wire transfer instructions

•        checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the ETF Trust choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-394-5065 or go to www.uscfinvestments.com
32

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

What we do
How do the Company and the ETF Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the ETF Trust collect my personal information?

We collect your personal information, for example, when you

■        open an account

■        provide account information

■        give us your contact information

■        make a wire transfer

■        tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■        sharing for affiliates’ everyday business purposes - information about your creditworthiness

■        affiliates from using your information to market to you

■        sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■ Our affiliates include companies which are subsidiaries of USCF Investments, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ The Company and the ETF Trust do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company and the ETF Trust do not conduct joint marketing.
33

USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference into this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information about the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259
Monday through Friday
8:30 a.m. – 6:00 p.m. (Eastern Time)

Write:	USCF ETF Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

Visit:	www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust
1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

The Fund is distributed by
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

Prospectus

USCF Gold Strategy Plus Income Fund
(GLDX)

October 30, 2022

USCF ETF TRUST
*Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

i

FUND SUMMARY — USCF GOLD STRATEGY PLUS INCOME FUND

Investment Objective

The USCF Gold Strategy Plus Income Fund (the “Fund”) seeks investment results that generally correspond over the long term to the performance of the price of gold, while generating dividend income through selling gold call options and through collateral interest income.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.45%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(2)	0.08%
Total Annual Fund Operating Expenses	0.53%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds.

It illustrates the hypothetical expenses that investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$170	$296	$665

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio holdings received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the fiscal period from November 2, 2021 (inception) through June 30, 2022, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to reflect generally the performance of the price of gold while generating dividend income through selling gold call options and through collateral interest income.

1

The Fund seeks to achieve its investment objective by maintaining substantial economic exposure to the performance of the physical gold and gold futures markets (the “Gold Markets”). To achieve an exposure to the Gold Markets, the Fund invests in: (i) negotiable warehouse receipts, called warrants (hereinafter, “Gold Warrants”), evidencing ownership of specific gold bars stored in licensed depositories in and around New York City, and (ii) fully margined and collateralized gold futures contracts, described in further detail below. Also, to obtain the desired economic exposure, the Fund may transact in other gold-related derivative instruments such as cash-settled options, forward contracts, options on futures contracts, and other options. The futures contracts and other gold-related derivative instruments in which the Fund may invest are collectively referred to herein as “Gold Interests,” and, together with Gold Warrants, are referred to herein as “Gold Investments.”

The Fund may invest in Gold Investments directly or indirectly through the investments of its wholly-owned subsidiary incorporated in the Cayman Islands, USCF Cayman Commodity 4 (the “Subsidiary”). However, the Fund primarily gains exposure to the Gold Markets through the Gold Investments made by the Subsidiary. The Subsidiary, which has the same investment objective as the Fund, is advised by the Adviser and sub-advised by SummerHaven Investment Management, LLC (“SummerHaven” or the “Sub-Adviser”).

The Fund will only invest in COMEX Gold Warrants and gold futures through the Subsidiary. As noted below, the percentage of the Fund’s assets invested in the Subsidiary will be limited to 25%. The primary instrument used by the Fund for achieving exposure to the price performance of gold will be COMEX gold futures, but the Fund also intends to achieve a portion of its exposure to the price performance of gold via COMEX Gold Warrants. The Fund expects that it will limit its investment in COMEX Gold Warrants to 20% of the value of its Subsidiary. COMEX gold futures and COMEX Gold Warrants will be evaluated for expected return and expected trading and holding costs (implicit and explicit). The results of this comparison will be used by the Fund’s Sub-Adviser to determine the desired balance of COMEX gold futures and COMEX Gold Warrants.

The Fund is not an index ETF and is actively managed. The Fund is “non-diversified,” as that term is defined in the 1940 Act. Investors should be aware that the Fund’s investment objective is not for its net asset value (“NAV”) per share to equal the spot prices of the gold underlying its Gold Investments or the prices of any particular group of futures contracts, and investors should not expect changes in the Fund’s performance to track changes in such spot prices.

Gold Futures Contracts and other Gold Interests:

The Fund may invest in gold futures contracts (a type of commodity futures contract) that the portfolio managers believe are economically identical or substantially similar to holding physical gold.

A commodity futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. The total cost of the commodity (e.g., physical gold) underlying a futures contract at its current price (or spot price) is often referred to as “notional amount.” Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants.

Physical gold:

The Fund invests in physical gold by acquiring COMEX Gold Warrants evidencing ownership of physical gold bars in a COMEX-approved depository. Although COMEX Gold Warrants are not directly tradeable, the Fund acquires them by purchasing COMEX gold futures contracts and accepting physical delivery to settle the futures contract. The Fund is able to sell its interests in COMEX Gold Warrants by selling COMEX gold futures contracts and delivering the warrants to physically settle the futures contract.

COMEX Gold Warrants are linked to specific bars with identifiable and unique brands and serial numbers stored in an exchange-approved gold depository. The Fund does not custody physical gold and will not take possession of physical gold at any time.

Gold Call Options:

The Fund follows a “buy-write” (also called a covered call) investment strategy in which the Fund buys Gold Investments, and also writes (or sells) call options that are fully “covered” (or collateralized) by the Gold Investments. Generally, a call option on gold gives the holder the right, but not the obligation, to buy gold at a specific price, called the strike price, for a certain amount of time. If the market price of gold rises above the strike price before the option expires, the holder can make a profit by exercising the option to purchase the gold at the strike price and then selling the gold at the current market price. Accordingly, purchasers of the gold call options sold by the Fund will pay a premium for the right to exercise the option at the strike price on a future date, and the fund will earn money by retaining this premium.

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Conversely, if the market price of gold falls and then remains below the strike price, the option holder would not make any profit by exercising the option, and the seller of the option will make a profit on the premium.

The Sub-Adviser will cause the Fund to write options as part of its investment strategy to generate option premium profits for the Fund. The Fund does not intend to engage in options trading as a strategy, but rather intends to make a profit solely by retaining the premium received when the Fund issues the options.

The Fund will never sell call options on more than 100% of the notional amount of the Fund’s portfolio of Gold Investments, meaning that the fund will not utilize leverage.

U.S. Government Securities and Assets Used to Collateralize:

The Fund will invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government.

In addition to the market price movements of the Fund’s Gold Interests, the Fund’s total return includes the return on any assets used to collateralize the Fund’s portfolio, which may include U.S. government securities (e.g., Treasuries), money market instruments, money market funds, investment grade fixed-income securities, and cash and cash equivalents.

Subsidiary

Although the Fund may invest in Gold Investments directly, the Fund invests in Gold Investments primarily through the Subsidiary. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. By investing in the Subsidiary, the Fund is able to obtain greater exposure to Gold Investments while maintaining compliance with U.S. federal income taxation requirements applicable to investment companies. The Subsidiary may also hold investments used to collateralize the Fund’s portfolio.

The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter. The amount of the Fund’s total assets that is not invested in the Subsidiary at any given time will be invested directly by the Fund.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Gold Investment Risk. The Fund is subject to the special risks associated with investing in gold, including: (1) the price of gold may be subject to wide fluctuation; (2) the market for gold is relatively limited; (3) the sources of gold are concentrated in countries that have the potential for instability; and (4) the market for gold is unregulated. The Fund has a substantial exposure to gold through its investments in the Gold Investments. Thus, the Fund’s portfolio may be adversely affected by changes or trends in the price of gold. The price of gold and of gold-related instruments historically has been volatile. Governments, central banks, or other large holders can influence the production and sale of gold, which may adversely affect the supply and price of gold, and thus, the performance of the Fund. Unpredictable economic, financial, social, and political factors may also affect the price of gold.

Generally, investments related to gold are considered to be speculative. Prices of gold may fluctuate sharply over short periods of time due to, among other things: (1) changes in inflation or expectations regarding inflation in various countries; (2) the availability of supply; (3) changes in demand; (4) investment speculation and political uncertainty; and (5) monetary and other economic policies of various governments.

Appreciation in market price is the sole manner in which the Fund can realize gains on its investments in physical gold through the Gold Warrants. Such investments may incur higher storage, transaction and custody costs as compared to purchasing, holding and selling more traditional investments such as securities. Gold may depreciate in value. While the Gold Interests held by the Fund, such as gold futures contracts and other gold-related derivative instruments, may generate income, consistent with the Fund’s investment objectives, the Fund’s Gold Warrants do not generate income, unlike other investments, which may pay dividends or make other current payments.

Physical gold has at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.

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Gold Derivatives Risk. The value of a gold derivative instrument, such as a gold future, is typically based upon the price movements of the underlying commodity or an economic variable linked to such price movements. Therefore, the value of gold derivative instruments may be affected by changes in overall economic conditions, interest rates, or factors affecting a particular commodity or industry. The prices of commodity-related investments may fluctuate quickly and dramatically as a result of changes affecting a particular commodity and may or may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Investments in gold derivatives may be subject to greater volatility than non-derivative based investments because of the leverage inherent in the use of derivatives. A highly liquid secondary market may not exist for certain gold derivatives, and there can be no assurance that one will develop. Gold derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Gold derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade or the applicable clearing house may default or otherwise fail to perform. In addition, each exchange or trading facility on which derivatives are traded has the right to suspend or limit trading in all futures or other instruments that it lists. The Fund’s use of gold derivatives can result in large amounts of financial leverage. Although the Fund will not borrow money in order to increase the amount of its trading, the low margin deposits normally required in futures trading permit a high degree of leverage on the investment itself. Accordingly, a relatively small price movement in a futures contract may result in immediate and substantial losses to the Fund. Like other leveraged investments, any trade may result in losses in excess of the amount invested. Each of these factors and events could have a significant negative impact on the Fund.

Futures Risk. Futures, such as gold futures, are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices from rapid selling. As a futures contract approaches the expiration date, in order to avoid taking delivery of the underlying commodity they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to the spot prices of the commodities making up the Fund’s holdings. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

Depository Custody Risk. The physical gold custody operations of the depositories holding the gold evidenced by the Gold Warrants are not subject to specific governmental regulatory supervision. The depositories (which the Fund does not select) are responsible for the safekeeping of the physical gold evidenced by the Fund’s Gold Warrants. Although the depositories may be subject to general banking regulations by U.S. regulators, such regulations do not directly cover the depositories’ gold custody operations. Accordingly, the Trust is dependent on the depositories to implement satisfactory internal controls for its gold bullion custody operations in order to keep the Trust’s gold secure.

Covered Call Risk. Covered call risk is the risk that the Fund, as a writer of covered call options, will forgo during an option’s life the opportunity to profit from increases in the market value of the investment (e.g., gold) covering the call option above the sum of the premium and the strike price of the call but retain the risk of loss if the underlying investment declines in value. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying investment. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility and interest rates. To the extent that these factors increase the value of the call option, the option holder may be more likely to exercise the option, which may negatively affect the Fund.

Asset Class Risk. The Gold Investments, securities, and other assets in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures markets). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

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Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by the futures exchanges and regulations imposed by the CFTC may prevent the Fund from trading certain futures contracts or employing its investment strategies, which could harm the performance of the Fund.

Commodities Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy certain source-of-income requirements. The Internal Revenue Service (“IRS”) issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund anticipates that its inclusion of income from the Subsidiary will be qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Such adverse effects could, among other consequences, limit the Fund’s ability to pursue its investment strategy. The Fund seeks to manage its investment in the Subsidiary and in Commodity-Linked Investments as necessary to maintain its qualifications as a RIC.

Intermediary and Counterparty Risk. Futures and options contracts, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. For exchange-traded derivatives, including the Fund’s investments in futures contracts, a futures commission merchant (“FCM”) serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Market Risk. The trading prices of gold, precious metals, other commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including global pandemics, such as the recent outbreak of COVID-19. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

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Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. There remains significant uncertainty around the duration of the impacts from COVID-19, including uncertainty regarding new variants that have emerged. Other infectious illness outbreaks in the future may result in similar impacts.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. Other risk factors associated with fixed income investments include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). The Fund may be subject to a greater risk of rising interest rates as the Federal Reserve continues to increase interest rates after a period of historically low rates.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could negatively affect the Fund.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long-term total return. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Gold Investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. A market disruption, including a pandemic such as COVID-19, or a foreign government taking political actions that disrupt the market for its currency or exports can also make it difficult to liquidate a position.

New Fund Risk. Since the Fund is new, there can be no assurance that the Fund will grow to or maintain an economically viable size. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

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Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation rates have risen to the highest levels seen in many decades. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

Commodity-Linked Notes Risk. Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

Treasuries Risk. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Authorized Participants Risk. Only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with the Fund’s distributor (“Authorized Participants”) may purchase or redeem shares at NAV. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem Shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Transaction Risk. Creation and redemption transactions are expected to generally settle through payments consisting substantially of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made solely in-kind redemptions.

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Ukraine War Risk. On February 24, 2022, Russia launched a large-scale invasion of Ukraine. This invasion and sanctions brought by the United States and other countries against Russia have caused disruptions in many business sectors and have resulted in significant market disruptions, including increased volatility in certain commodity prices.

Fund Performance

The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once the Fund has annual returns for a full calendar year. Current performance information is available at www.uscfinvestments.com.

Performance information, when available, will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance and does not guarantee future results. Current performance is available at www.uscfinvestments.com.

Management

USCF Advisers, LLC serves as the investment adviser to the Fund and the Subsidiary.

SummerHaven Investment Management, LLC serves as the investment sub-adviser to the Fund and the Subsidiary.

Portfolio Managers

Jake DeSantis, a Portfolio Manager and Trader for the Sub-Adviser, has been a portfolio manager of the Fund since the Fund began operations in November 2021.

Geetesh Bhardwaj, a Portfolio Manager and Head of Research for the Sub-Adviser, has been a portfolio manager of the Fund since the Fund began operations in November 2021.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund may only be purchased and sold in the secondary market on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). This is known as the “bid-ask spread”. Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread is available on the Fund’s website at www.uscfinvestments.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only Authorized Participants that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Creation Units consist of 25,000 shares, though this may change from time to time. Authorized Participants are required to pay a transaction fee of $350 to compensate the Fund for brokerage and transaction expenses when purchasing or redeeming Creation Units.

The Fund generally issues and redeems Creation Units in exchange for a designated amount of cash. See “Transaction Fees on Creation and Redemption Transactions.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INVESTMENT OBJECTIVE, STRATEGY, AND RISK INFORMATION

Investment Objectives

The Fund seeks investment results that generally correspond over the long term to the performance of the price of gold, while generating dividend income through selling gold call options and through collateral interest income.

Because the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

Principal Investment Strategies of the Fund

The Fund seeks to reflect generally the performance of the price of gold while generating dividend income through selling gold call options and through collateral interest income.

The Fund seeks to achieve its investment objective by maintaining substantial economic exposure to the performance of the Gold Markets. To achieve an exposure to the Gold Markets, the Fund invests in: (i) Gold Warrants, and (ii) fully margined and collateralized gold futures contracts, described in further detail below. Also, to obtain the desired economic exposure, the Fund may transact in other gold-related derivative instruments such as cash-settled options, forward contracts, options on futures contracts, and other options. The futures contracts and other gold-related derivative instruments in which the Fund may invest are collectively referred to herein as “Gold Interests,” and, together with Gold Warrants, are referred to herein as “Gold Investments.”

The Fund may invest in Gold Investments directly or indirectly through the Subsidiary. However, the Fund primarily gains exposure to the Gold Markets through the Gold Investments made by the Subsidiary. The Subsidiary, which has the same investment objective as the Fund, is advised by the Adviser and sub-advised by SummerHaven.

The Fund will only invest in COMEX Gold Warrants and gold futures through the Subsidiary. The percentage of the Fund’s assets invested in the Subsidiary will be limited to 25%. The primary instrument used by the Fund for achieving exposure to the price performance of gold will be COMEX gold futures, but the Fund also intends to achieve a portion of its exposure to the price performance of gold via COMEX Gold Warrants. The Fund expects that it will limit its investment in COMEX Gold Warrants to 20% of the value of its Subsidiary. COMEX gold futures and COMEX Gold Warrants will be evaluated for expected return and expected trading and holding costs (implicit and explicit). The results of this comparison will be used by the Fund’s Sub-Adviser to determine the desired balance of COMEX gold futures and COMEX Gold Warrants.

The Fund is not an index ETF and is actively managed. The Fund is “non-diversified,” as that term is defined in the 1940 Act.

The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary’s principal investment strategies and principal risks constitute principal investment strategies and principal risks of the Fund. Both the Fund and the Subsidiary comply with the provisions of the 1940 Act relating to affiliated transactions and custody.

As a result of the Fund’s direct and indirect investments in the gold-related derivative instruments, each of the Fund and the Subsidiary is a commodity pool under the Commodity Exchange Act, as amended (the “CEA”), and the rules and regulations promulgated thereunder.

Investors should be aware that the Fund’s investment objective is not for its NAV per share to equal the spot prices of the gold underlying its Gold Investments or the prices of any particular group of futures contracts, and investors should not expect changes in the Fund’s performance to track changes in such spot prices.

Gold Futures Contracts and other Gold Interests:

The Fund may invest in gold futures contracts (a type of commodity futures contract) that the portfolio managers believe are economically identical or substantially similar to holding physical gold.

A commodity futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. The total cost of the commodity (e.g., physical gold) underlying a futures contract at its current price (or spot price) is often referred to as “notional amount.” Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants.

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A futures contract is fully margined when a fund has deposited the amount required to enter into and maintain the contract, as determined by a commodity futures exchange, including the futures exchanges, which is typically 5% to 10% of the contract amount.

A futures contract is fully collateralized when a fund holds cash or cash equivalents, government securities, or other liquid investments at least equal in value to the notional amount of the contract.

Physical gold:

The Fund invests in physical gold by acquiring COMEX Gold Warrants evidencing ownership of physical gold bars in a COMEX-approved depository. Although COMEX Gold Warrants are not directly tradeable, the Fund acquires them by purchasing COMEX gold futures contracts and accepting physical delivery to settle the futures contract. The Fund is able to sell its interests in COMEX Gold Warrants by selling COMEX gold futures contracts and delivering the warrants to physically settle the futures contract.

COMEX Gold Warrants are linked to specific bars with identifiable and unique brands and serial numbers stored in an exchange-approved gold depository. The Fund does not custody physical gold and will not take possession of physical gold at any time.

For more information, refer to “Gold Custody, Trading, and Delivery” in this section (“Principal Investment Strategies of the Fund”) of this prospectus.

Gold Call Options:

The Fund follows a “buy-write” (also called a covered call) investment strategy in which the Fund buys Gold Investments, and also writes (or sells) call options that are fully “covered” (or collateralized) by the Gold Investments. Generally, a call option on gold gives the holder the right, but not the obligation, to buy gold at a specific price, called the strike price, for a certain amount of time. If the market price of gold rises above the strike price before the option expires, the holder can make a profit by exercising the option to purchase the gold at the strike price and then selling the gold at the current market price. Accordingly, purchasers of the gold call options sold by the Fund will pay a premium for the right to exercise the option at the strike price on a future date, and the fund will earn money by retaining this premium.

Conversely, if the market price of gold falls and then remains below the strike price, the option holder would not make any profit by exercising the option, and the seller of the option will make a profit on the premium.

The Sub-Adviser will cause the Fund to write options as part of its investment strategy to generate option premium profits for the Fund. The Fund does not intend to engage in options trading as a strategy, but rather intends to make a profit solely by retaining the premium received when the Fund issues the options.

The Fund will never sell call options on more than 100% of the notional amount of the Fund’s portfolio of Gold Investments, meaning that the fund will not utilize leverage.

U.S. Government Securities and Assets Used to Collateralize:

The Fund will invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

In addition to the market price movements of the Fund’s Gold Interests, the Fund’s total return includes the return on any assets used to collateralize the Fund’s portfolio. In managing the collateral portion of the Fund’s investment strategy, the Adviser will invest in U.S. government securities (e.g., Treasuries). The Fund may also seek to enhance collateral returns by investing in money market instruments, money market funds, investment grade fixed-income securities, and cash and cash equivalents.

Subsidiary

Although the Fund may invest in Gold Investments directly, the Fund invests in Gold Investments primarily through the Subsidiary. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. By investing in the Subsidiary, the Fund is able to obtain greater exposure to Gold Investments while maintaining compliance with U.S. federal income taxation requirements applicable to investment companies. The Subsidiary may also hold investments used to collateralize the Fund’s portfolio.

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The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter. The amount of the Fund’s total assets that is not invested in the Subsidiary at any given time will be invested directly by the Fund.

The assets of the Subsidiary are subject to the same investment restrictions and limitations (including 1940 Act asset coverage requirements for its investments in Gold Interests), and follow the same compliance policies and procedures, as the assets of the Fund, except that the Subsidiary may invest without limitation in Gold Investments. Specifically, to the extent applicable, the Subsidiary is subject to the same requirements relating to portfolio leverage, liquidity, capital structure, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the SAI. The Subsidiary will also comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and with the requirements of the 1940 Act related to the custody of a registered investment company’s assets.

Other Investment Companies and Pooled Investment Vehicles

The Fund may invest in securities of other investment companies, including registered investment companies that are ETFs. The Fund may also invest a portion of its assets in exchange-traded products that are commonly referred to as “ETFs” or “exchange-traded funds,” but which are not deemed to be investment companies under the 1940 Act because their underlying assets are not deemed to be securities – including, for example, funds that invest directly in commodities. As a stockholder in an investment company or other exchange-traded product, the Fund will bear its ratable share of that investment company’s or product’s expenses, and would remain subject to payment of the fund’s or products’ advisory and administrative fees with respect to assets so invested.

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Gold Investment Risk. The Fund is subject to the special risks associated with investing in gold, including: (1) the price of gold may be subject to wide fluctuation; (2) the market for gold is relatively limited; (3) the sources of gold are concentrated in countries that have the potential for instability; and (4) the market for gold is unregulated. The Fund has a substantial exposure to gold through its investments in the Gold Investments. Thus, the Fund’s portfolio may be adversely affected by changes or trends in the price of gold. The price of gold and of gold-related instruments historically has been volatile. Governments, central banks, or other large holders can influence the production and sale of gold, which may adversely affect the supply and price of gold, and thus, the performance of the Fund. Unpredictable economic, financial, social, and political factors may also affect the price of gold.

Generally, investments related to gold are considered to be speculative. Prices of gold may fluctuate sharply over short periods of time due to, among other things: (1) changes in inflation or expectations regarding inflation in various countries; (2) the availability of supply; (3) changes in demand; (4) investment speculation and political uncertainty; and (5) monetary and other economic policies of various governments.

Specifically, the price of gold is affected by such factors as: (1) how much of the worldwide supply is held by large holders, such as governmental bodies and central banks; for example, if the U.S. or another large holder decided to sell some of its gold or other precious metals reserves, the supply would go up, and the price would generally go down; (2) unpredictable monetary policies and economic and political conditions in countries throughout the world; (3) supply and demand for physical gold as an investment, including bars, coins or gold-backed financial instruments such as exchange-traded funds; (4) demand for gold jewelry; and (5) government policies meant to influence demand for gold and other precious metals, as exemplified by the Government of India’s ongoing attempts to curb demand for gold through tax policy.

Appreciation in market price is the sole manner in which the Fund can realize gains on its investments in physical gold through the Gold Warrants. Such investments may incur higher storage, transaction and custody costs as compared to purchasing, holding and selling more traditional investments such as securities Gold may depreciate in value. While the Gold Interests held by the Fund, such as gold futures contracts and other gold-related derivative instruments, may generate income, consistent with the Fund’s investment objectives, the Fund’s Gold Warrants do not generate income, unlike other investments, which may pay dividends or make other current payments.

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Physical gold has at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The price of gold, however, is less subject to local and company-specific factors than securities of individual companies. As a result, gold may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in gold can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.

The majority of producers of gold are domiciled in a limited number of countries. Currently, the five largest producers of gold are China, Australia, Russia, the United States and Canada. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings.

Some gold mining operation companies may hedge, to varying degrees, their exposure to falls in gold prices by selling forward future production. This may affect prices of gold-related financial instruments, which in turn may limit the Fund’s ability to benefit from future increases in the price of gold, thereby lowering returns to the Fund.

Additionally, increased environmental or labor costs may depress the value of mining and metal investments.

Future governmental decisions may have significant impact on the price of gold, which may result in a significant decrease or increase in the value of the net assets and the NAV of the Fund. Generally, gold prices reflect the supply and demand of available gold. Governmental decisions, such as the executive order issued by the President of the United States in 1933 requiring all persons in the United States to deliver gold to the Federal Reserve or the abandonment of the gold standard by the United States in 1971, have been viewed as having significant impact on the supply and demand of gold and the price of gold. Future governmental decisions may have an impact on the price of gold and may result in a significant decrease or increase in the value of the net assets and the NAV of the Fund. Further regulations applicable to U.S. banks and non-U.S. bank entities operating in the United States with respect to their trading in physical commodities, such as precious metals, may further impact the price of gold in the United States.

Gold Derivatives Risk. The value of a gold derivative instrument, such as a gold future, is typically based upon the price movements of the underlying commodity or an economic variable linked to such price movements. Therefore, the value of gold derivative instruments may be affected by changes in overall economic conditions, interest rates, or factors affecting a particular commodity or industry. The prices of commodity-related investments may fluctuate quickly and dramatically as a result of changes affecting a particular commodity and may or may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Investments in gold derivatives may be subject to greater volatility than non-derivative based investments because of the leverage inherent in the use of derivatives. A highly liquid secondary market may not exist for certain gold derivatives, and there can be no assurance that one will develop. Gold derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Gold derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade or the applicable clearing house may default or otherwise fail to perform. In addition, each exchange or trading facility on which derivatives are traded has the right to suspend or limit trading in all futures or other instruments that it lists. The Fund’s use of gold derivatives can result in large amounts of financial leverage. Although the Fund will not borrow money in order to increase the amount of its trading, the low margin deposits normally required in futures trading permit a high degree of leverage on the investment itself. Accordingly, a relatively small price movement in a futures contract may result in immediate and substantial losses to the Fund. Like other leveraged investments, any trade may result in losses in excess of the amount invested. Each of these factors and events could have a significant negative impact on the Fund.

SEC Rule 18f-4 (the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. The Derivatives Rule also regulates other types of leveraged transactions, such as reverse repurchase. Under the Derivatives Rule, a fund is prohibited from entering into derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives.

Due to the nature of the Fund’s investments, the Fund is required to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding a Fund’s derivatives activities. These requirements will apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

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Futures Risk. Futures, such as gold futures, are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices from rapid selling. As a futures contract approaches the expiration date, in order to avoid taking delivery of the underlying commodity they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to the spot prices of the commodities making up the Fund’s holdings. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

Depository Custody Risk. The physical gold custody operations of the depositories holding the gold evidenced by the Gold Warrants are not subject to specific governmental regulatory supervision. The depositories (which the Fund does not select) are responsible for the safekeeping of the physical gold evidenced by the Fund’s Gold Warrants. Although the depositories may be subject to general banking regulations by U.S. regulators, such regulations do not directly cover the depositories’ gold custody operations. Accordingly, the Trust is dependent on the depositories to implement satisfactory internal controls for its gold bullion custody operations in order to keep the Trust’s gold secure.

The depositories are responsible for the safekeeping of the physical gold evidenced by the Gold Warrants; however, the Fund believes that, under its agreements with its futures commission merchant (“FCM”) and such FCM’s agreements with COMEX as a clearing member, the Fund is not likely to incur significant liabilities in the event of a failure in safekeeping of the physical gold represented by the Fund’s Gold Warrants. It is possible, though the Fund believes it is unlikely, that the value of the Fund’s shares will be adversely affected if gold evidenced by the Gold Warrants is lost or damaged in circumstances in which the Trust is not in a position to recover the corresponding loss. Any loss of gold owned by the Fund for which the Fund is responsible will result in a corresponding loss in NAV, and it is reasonable to expect that such loss will also result in a decrease in the value at which the Fund’s shares are traded on NYSE Arca.

For more information, refer to “Gold Custody, Trading, and Delivery” in this section (“Principal Investment Strategies of the Fund”) of this prospectus.

Covered Call Risk. Covered call risk is the risk that the Fund, as a writer of covered call options, will forgo during an option’s life the opportunity to profit from increases in the market value of the investment (e.g., gold) covering the call option above the sum of the premium and the strike price of the call but retain the risk of loss if the underlying investment declines in value. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying investment. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility and interest rates. To the extent that these factors increase the value of the call option, the option holder may be more likely to exercise the option, which may negatively affect the Fund.

Asset Class Risk. The Gold Investments, securities, and other assets in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures market). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

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The Fund and the Subsidiary are deemed “commodity pools” and the Adviser is considered a “commodity pool operator” with respect to the Fund under the CEA. The Adviser is therefore subject to regulation by the SEC and the CFTC. The Adviser is also subject to regulation by NFA. The regulatory requirements governing the use of commodity futures, or options, certain swaps or certain other investments could change at any time.

The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges, as described under “Additional Principal Risk Information about the Fund – Position Limits Risk” in this section of this prospectus.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by futures exchanges have the potential to prevent the Fund from trading certain futures contracts or employing its investment strategies. Futures exchanges have established accountability levels and position limits on the maximum net long or net short positions that any person or group of persons under common trading control may hold, own, or control. In addition to accountability levels and position limits, futures exchanges also set daily price fluctuation limits on futures contracts. The Fund may be unable to trade futures contracts due to such limitations.

In addition, limitations imposed by the CFTC may also prevent the Fund from trading certain futures contracts or employing its investment strategies. On October 15, 2020, the CFTC adopted rules to impose limits on speculative positions in 25 “core” physical commodity futures contracts and swaps that are economically equivalent to such contracts, in the agriculture, energy and metals markets (the “Position Limit Rules”). Among other things, the Position Limit Rules: identify which contracts are subject to speculative position limits; set thresholds that restrict the size of speculative positions that a person may hold in the spot month; create an exemption for positions that constitute bona fide hedging transactions; impose responsibilities on designated contract markets (“DCMs”) and swap execution facilities (“SEFs”) to establish position limits or, in some cases, position accountability rules; and apply to both futures and swaps across four relevant venues: OTC, DCMs, SEFs as well as certain non-U.S. located platforms.

For the purpose of the Position Limit Rules, a market participant is generally required, subject to certain narrow exceptions, to aggregate all positions for which that participant controls the trading decisions with all positions for which that participant has a 10 percent or greater ownership interest in an account or position, as well as the positions of two or more persons acting pursuant to an express or implied agreement or understanding with that market participant (the “Aggregation Rules”).

The Position Limit Rules became effective on March 15, 2021 and compliance with the Position Limit Rules is required for the “core” energy and metals futures contracts as of January 2022, and will be required for economically equivalent swaps as of January 2023. The Position Limit Rules may negatively impact the ability of the Fund to meet its investment objective through limits that may inhibit the Adviser’s ability to sell additional Creation Units of the Fund.

Commodities Tax Risk. The Fund intends to qualify as a RIC under subchapter M of the Code. If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy certain source-of-income requirements. The Internal Revenue Service (“IRS”) issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a controlled foreign corporation (or “CFC”), and that the Fund will be required to include the income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. Recently, the IRS and the U.S. Department of Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that, even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could apply to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy. The Fund seeks to manage its investments in the Subsidiary and Commodity-Linked Investments as necessary to maintain its qualification as a RIC.

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Intermediary and Counterparty Risk. Futures agreements, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. For exchange-traded derivatives, including the Fund’s investments in futures contracts, an FCM serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund. If any intermediary or counterparty to the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Market Risk. The trading prices of gold, precious metals, other commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including global pandemics, such as the recent outbreak of COVID-19. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. There remains significant uncertainty around the duration of the impacts from COVID-19, including uncertainty regarding new variants that have emerged. Other infectious illness outbreaks in the future may result in similar impacts.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. In general, the market price of fixed income instruments with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term instruments. Issuers of fixed income instruments may have their debt downgraded by ratings agencies, or the public may perceive an issuer of a fixed income instrument as not being creditworthy, in which case there is a greater risk that the issuer will default on its obligations to the Fund, resulting in losses to the Fund. Also, a debtor may pay its obligation early, reducing the amount of interest payments. The Fund may be subject to a greater risk of rising interest rates as the Federal Reserve continues to increase interest rates after a period of historically low rates.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

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Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long-term total return. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund, as a registered investment company, is subject to regulations under the 1940 Act. These regulations are complex and often subject to varying degrees of formal and information interpretation by courts, the SEC and the SEC staff, and at times these interpretations may be at odds with each other.

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Gold Investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. A market disruption, including a pandemic such as COVID-19, or a foreign government taking political actions that disrupt the market for its currency or exports can also make it difficult to liquidate a position. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Alternatively, limits imposed by the futures exchanges or other regulatory organizations, such as accountability levels, position limits, or daily price fluctuation limits, may contribute to a lack of liquidity. Unexpected market illiquidity may cause major losses at any time.

The Fund does not intend at this time to establish a credit facility, which could, if established, provide an additional source of liquidity. Instead, the Fund relies only on its assets for liquidity. The anticipated large value of the positions that the Fund will acquire or enter into increases the risk of illiquidity. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

For information regarding the liquidity of the physical gold held by the Fund through Gold Warrants, refer to “Gold Custody, Trading, and Delivery – Liquidity of Gold Warrants” in this section of the prospectus.

New Fund Risk. Since the Fund is new, there can be no assurance that the Fund will grow to or maintain an economically viable size. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Fund’s shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the shares.

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Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above their NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases the Fund’s shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, then the investor may sustain losses.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In times of market stress, market makers or other authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation rates have risen to the highest levels seen in many decades. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

Commodity-Linked Notes Risk. Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

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Treasuries Risk. The Fund invests in U.S. government obligations. U.S. government obligations include Treasuries and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Authorized Participants Risk. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. None of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant risk may be heightened because ETFs, such as the Fund, that invest in instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.

Cash Transaction Risk. Creation and redemption transactions are expected to generally settle through payments of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs that it would not incur if it made in-kind redemptions. Other ETFs generally are able to make in-kind redemptions and avoid realized gains in connection with transactions designed to meet redemption requests. Because the Fund may effect redemptions principally for cash, rather than in-kind distributions, it may be required to sell financial instruments in order to obtain the cash needed to distribute the redemption proceeds. Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its shares in kind, will be passed on to redeemers of creation units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for more conventional ETFs (for example, those that track an index of corporate equity securities). In addition, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Ukraine War Risk. On February 24, 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of the military action, resulting sanctions and future market disruptions in the region are impossible to predict, but could be significant and may have a severe adverse effect on the region. Among other things, the conflict has resulted in increased volatility in the markets for certain commodities.

The United States and other countries and certain international organizations have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine, and additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) will adversely impact the economies of Russia and Ukraine, and certain sectors of each country’s economy may be particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors. Among other things, the extent and duration of the military action, the responses of countries and political bodies to Russia’s actions, including sanctions, future market or supply disruptions, and Ukraine’s military response and the potential for wider conflict may increase financial market volatility generally, have severe adverse effects on regional and global economic markets, and cause volatility in the markets for commodities including the price of commodity futures, and the NAV or share price of the Fund.

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A resolution to the war in Ukraine also could impact the markets for certain commodities and may have collateral impacts, including increased volatility, and cause disruptions to availability of certain commodities, commodity and futures prices and the supply chain globally. The longer-term impact on commodities and futures prices is difficult to predict and depends on a number of factors that may have a negative impact on the Fund in the future.

Gold Custody, Trading, and Delivery

COMEX

The Fund trades gold futures on COMEX, which is the primary futures and options market for trading certain precious and other metals, including gold. Gold futures opened for trading on COMEX on December 31, 1974, coinciding with the lifting of the U.S. Government’s ban on gold ownership by private citizens in the United States. The prices at which each commodity trades throughout the day serve as world benchmarks. They are immediately transmitted around the world by a wide variety of price-reporting services under arrangement with the exchange. Electronic trading is offered by the exchange after regular market hours. Except for brief breaks to switch between open outcry and electronic trading in the evening and the morning, gold futures trade almost 24 hours a day, five business days a week.

The Fund’s Futures Commission Merchant

The Fund’s futures commission merchant, or FCM, executes trades on COMEX on the Fund’s behalf, and records the Fund’s positions in Gold Warrants and futures contracts.

Physical Gold

Globally, most over-the-counter (“OTC”) trades for direct ownership of physical gold are cleared through London, with the ICE Benchmark Administration and London Bullion Market Association setting the price for physical gold through auction and acting as intermediaries between investors and regulators.

Physical gold may also be purchased indirectly through investment in long positions in gold futures (i.e., agreeing to buy gold from a seller at a specified future date and price), wherein the buyer may be delivered a warrant for physical gold in connection with the settlement of the long position (however, as a matter of practice, only a small percentage of the futures market turnover ever comes to physical delivery of the gold represented by the contracts traded).

Gold Warrants

Instead of purchasing and holding physical gold through the London OTC markets or other OTC markets, the Fund invests in physical gold by acquiring COMEX Gold Warrants, evidencing ownership of physical gold bars in a COMEX-approved depository.

Specifically, when the Fund purchases a long position in a gold futures contract, the Fund is entitled to delivery of the underlying gold upon the settlement of the contract, which the Fund will receive in the form of Gold Warrants. The Fund can thereby acquire Gold Warrants by purchasing and holding long positions in gold futures contracts on COMEX during certain windows of time when such contracts can be settled by delivery. In connection with the settlement of such a contract, the Fund will receive a Gold Warrant, pursuant to the procedures of COMEX that evidences its ownership of a specific bar with an identifiable and unique brand and serial number traceable to an exchange-approved depository.

A warrant is a document of title under Article 7 of the United States Uniform Commercial Code (“UCC”) issued by a depository (i.e., a warehouse) for the storage of gold demonstrating that a referenced quantity of gold meets the specifications of the related gold futures contract. Physical gold evidenced by Gold Warrants is held within one of certain depositories that are approved by COMEX in or around New York City. The storage fees chargeable to the Fund in connection with such physical gold are subject to an exchange-mandated maximum storage fee (currently $15.00 per bar, per month).

If a fund were to buy and sell physical gold directly (rather than through Gold Warrants), such as through the London OTC market, the gold would typically be held in a warehouse in the name of that fund. The fund would be responsible for negotiating custody and transaction fees in connection with the physical maintenance of its gold bars. Conversely, when the Fund buys and sells physical gold through Gold Warrants, the operator of the warehouse issues a Gold Warrant in the name of the Fund’s clearing brokers (as with other futures contracts): in this case, anticipated to be RBC and Marex. The clearing broker would then hold the Gold Warrant in its name on behalf of the Fund. Accordingly, the Fund does not choose the warehouse or warehouse operator that will maintain the physical gold evidenced by the Gold Warrants. The Fund believes that acquiring Gold Warrants will be cost effective, allow for more efficient operations and reduce administrative obligations, as compared to having to individually negotiate and manage custody arrangements with gold warehouse facilities.

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COMEX Safeguards

The COMEX rules are complemented by a system designed to ensure the quality of the physical gold used for delivery under the futures contracts. For gold to be eligible for delivery upon a COMEX contract, it must be deposited into an exchange-licensed depository from a source that is capable of guaranteeing the gold’s quality. The three sources include: (1) a refiner approved for COMEX gold delivery, (2) an assayer approved to assay such gold, or (3) from another licensed depository, when it entered that depository via either (1) or (2). Gold can only be moved from any of these sources by a COMEX-approved deliverer. Throughout every step, the gold bar must be accompanied by a complete documentary history of its movement. If this chain of integrity is broken at any point, the bar is not eligible and either must be re-assayed to prove its quality or sent back to the refinery to be recast.

The trading unit of COMEX gold futures contracts is 100 troy ounces. Gold bars tendered for delivery can be cast in the form of either one bar or three one-kilogram bars. In either form, the gross weight of the bar or bars tendered for each contract must be within a five-percent tolerance. The bars must assay at not less than 995 fineness, i.e. 99.5% pure gold. The weight, fineness, bar number and identifying stamp of the refiner must be clearly incised on each bar by the approved refiner. The buyer taking delivery pays for the actual gold content, called the fine weight, in the bar. The fine weight is determined by multiplying the gross weight of the bar or bars tendered for each contract by their fineness. For example, a bar with a gross weight of 100 oz. with a fineness of 995, has a fine weight of 99.5 troy ounces.

All procedures described above are set forth in the COMEX rules and regulations as in effect as of the date of this prospectus. These rules and regulations are established by the Board of Directors of the NYMEX and subject to change by that body.

Liquidity of Gold Warrants

In order to liquidate its positions in physical gold (held through Gold Warrants), the Fund would sell a futures contract on COMEX, and subsequently have its FCM provide notice to COMEX of the Fund’s intent to deliver a specific Gold Warrant to satisfy the delivery obligation of the futures contract. COMEX would then select and notify a holder of a long position in the gold futures contracts to expect delivery of the Gold Warrants in settlement of its long position, and of the amount such holder is required to pay in connection with the specific Gold Warrant. The Gold Warrants would be removed from the Fund’s COMEX account held through RBC, and the Fund would receive cash in the account. Accordingly, the Fund expects that the process to liquidate long futures positions held by the Fund would typically be complete within two business days.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings will be disclosed each day on its website at www.uscfinvestments.com. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT

Adviser of the Fund and the Subsidiary

The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold.

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2022, the Adviser and its affiliates had approximately $4.2 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Fund and the Subsidiary. The Adviser provides an investment program for the Fund and the Subsidiary. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s and the Subsidiary’s assets in conformity with their investment policies if the Adviser does not provide those services directly. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other services necessary for the Fund and the Subsidiary to operate. The Adviser bears all of its own costs associated with providing advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

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On November 8, 2021, the United States Oil Fund, LP (“USO”), as well as its general partner, the United States Commodity Funds LLC (“USCF”), announced a resolution with each of the SEC and the CFTC relating to matters set forth in certain Wells Notices issued by the staffs of each of the SEC and CFTC as more fully described below. Like the Adviser, USCF is a wholly-owned subsidiary of Marygold.

On August 17, 2020, USCF, USO, and John P. Love, the president and chief executive officer of USCF, received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice stated that the SEC staff made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”), and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions.

Subsequently, on August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice stated that the CFTC staff made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the CEA, 7 U.S.C. §§ 6o(1)(A) and (B) and 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

On November 8, 2021, acting pursuant to an offer of settlement submitted by USCF and USO, the SEC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 8A of the 1933 Act, directing USCF and USO to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, 15 U.S.C. § 77q(a)(3) (the “SEC Order”). In the SEC Order, the SEC made findings that, from April 24, 2020 to May 21, 2020, USCF and USO violated Section 17(a)(3) of 1933 Act, which provides that it is “unlawful for any person in the offer or sale of any securities . . . to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.” USCF and USO consented to entry of the SEC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Separately, on November 8, 2021, acting pursuant to an offer of settlement submitted by USCF, the CFTC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 6(c) and (d) of the CEA, directing USCF to cease and desist from committing or causing any violations of Section 4o(1)(B) of the CEA, 7 U.S.C. § 6o(1)(B), and CFTC Regulation 4.41(a)(2), 17 C.F.R. § 4.41(a)(2) (the “CFTC Order”). In the CFTC Order, the CFTC made findings that, from on or about April 22, 2020 to June 12, 2020, USCF violated Section 4o(1)(B) of the CEA and CFTC Regulation 4.41(a)(2), which make it unlawful for any commodity pool operator (“CPO”) to engage in “any transaction, practice, or course of business which operates as a fraud or deceit upon any client or participant or prospective client or participant” and prohibit a CPO from advertising in a manner which “operates as a fraud or deceit upon any client or participant or prospective client or participant,” respectively. USCF consented to entry of the CFTC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Pursuant to the SEC Order and the CFTC Order, in addition to the command to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, Section 4o(1)(B) of the CEA, and CFTC Regulation 4.14(a)(2), civil monetary penalties totaling two million five hundred thousand dollars ($2,500,000) in the aggregate was required to be paid to the SEC and CFTC, of which one million two hundred fifty thousand dollars ($1,250,000) has been paid by USCF to each of the SEC and the CFTC, respectively, pursuant to the offsets permitted under the orders.

The SEC Order can be accessed at www.sec.gov and the CFTC Order can be accessed at www.cftc.gov.

Sub-Adviser to the Fund and the Subsidiary

SummerHaven is registered with the SEC as an investment adviser and with the CFTC as a Commodity Trading Advisor and is a member of the NFA. SummerHaven has been registered as an investment adviser with the SEC since September 12, 2017.

As of June 30, 2022, SummerHaven had $843 million in assets under management. SummerHaven is the Sub-Adviser to the Fund and the Subsidiary.

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Advisory and Sub-Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) and as investment adviser to the Subsidiary pursuant to a separate investment advisory agreement (the “Subsidiary Advisory Agreement”). SummerHaven provides services to the Fund pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) and to the Subsidiary pursuant to a sub-advisory agreement (the “Subsidiary Sub-Advisory Agreement”). The Adviser and SummerHaven comply with the provisions of the 1940 Act relating to investment advisory contracts.

The Advisory Agreement and Subsidiary Advisory Agreement were approved by the Board at the July 28, 2022 meeting of the Board. The Sub-Advisory Agreement and Subsidiary Sub-Advisory Agreement were approved by the Board at the July 28, 2022 meeting of the Board. A discussion of the Board’s approval of these agreements, including the basis for the Board’s approval, will be included in the Fund’s semi-annual report to shareholders for the period ending December 31, 2022.

Commodity Pool Operation

The Fund and the Subsidiary invest in commodity interests and are considered commodity pools, thereby subjecting the Fund and the Subsidiary to further regulation by the CFTC and the National Futures Association (“NFA”). The NFA is designated by the CFTC as a registered futures association and is the self-regulatory organization for the U.S. derivatives industry.

In connection with its role as investment adviser to the Fund and the Subsidiary, the Adviser has registered as a commodity pool operator (“CPO”) under the CEA. Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including antifraud provisions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

The CFTC’s harmonization rules regarding the disclosure, reporting, and recordkeeping requirements apply to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations.

The Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to carry out its investment strategies. However, there may be additional compliance and other expenses for the Fund. In addition, registration as a CPO subjects the Adviser to additional laws, regulations, and enforcement policies, all of which could increase compliance costs and may affect operations and the financial performance of the Fund.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of all Fund expenses, including the costs of investing in the Subsidiary. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The Sub-Adviser is paid by the Adviser, not the Fund.

The Subsidiary does not pay management fees to the Adviser.

The following table lists the total management fee paid by the Fund.

Fund	Management Fee
USCF Gold Strategy Plus Income Fund	0.45%

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Manager of Managers Structure

The Adviser and the Trust have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

PORTFOLIO MANAGEMENT

The Sub-Adviser (subject to the Adviser’s oversight) supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Sub-Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review the Fund’s portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The members of the team primarily responsible for the day-to-day management of the Fund’s portfolio are:

Jake DeSantis joined SummerHaven’s trading department in 2017. Previously he was Head of Global Commodities at AIG Financial Products, which encompassed diversified index and custom strategy swaps, structured finance of metals and grains, and structured energy investment hedging. He represented AIG-FP on the Market Risk Committee of Tenaska Marketing Ventures, a US natural gas storage and transportation trading concern. Mr. DeSantis also ran Global Equity Derivatives trading at AIG-FP and served on AIG-FP’s Executive Steering Committee. Prior to this, he ran US Equity Derivatives Trading at UBS. Mr. DeSantis began his trading career on the floors of the AMEX and CBOE as an options market-maker with O’Connor & Associates. He earned a B.S. and M.S. in Materials Science and Engineering from Massachusetts Institute of Technology (MIT) and researched low-temperature deposition processes at the Los Alamos National Laboratory.

Geetesh Bhardwaj is currently the Head of Research at SummerHaven Investment Management, LLC where he has been working since 2011. As a member of Investment Committee at SummerHaven, he is responsible for all quantitative functions at SummerHaven. Mr. Bhardwaj has published extensively in academic and industry journals, and regularly speaks at top industry conferences. Previously, he was Senior Economist with Vanguard where he conducted research in alternative investment strategies. Prior to joining Vanguard, Mr. Bhardwaj worked as a quant for commodity futures desk at AIG Financial Products, which managed a $25 billion swap book. Mr. Bhardwaj earned his Ph.D. in Economics from Rutgers University, where he trained in macroeconomics and machine learning techniques.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian, and transfer agent.

Under a fund administration and accounting agreement, BNY Mellon serves as administrator for the Fund and provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Fund.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of the Fund’s Creation Units on an agency basis. The Distributor does not maintain a secondary market in shares.

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Independent Registered Public Accounting Firm

Spicer Jeffries LLP, located at 4601 DTC Boulevard, Suite 700, Denver, CO 80237, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as legal counsel to the Trust and the Fund.

Management of the Subsidiary

The Subsidiary is wholly-owned by the Fund. The Subsidiary is an exempted company incorporated under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary and shares in the Subsidiary will not be sold or offered to other investors. The Adviser serves as the investment adviser of the Subsidiary, and SummerHaven assists the Adviser in the management of the Subsidiary’s investments in Gold Investments.

The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund. As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund.

The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. Nonetheless, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary would take action contrary to the interests of the Fund and its shareholders.

The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary’s principal investment strategies and principal risks constitute principal investment strategies and principal risks of the Fund. Both the Fund and the Subsidiary comply with the provisions of the 1940 Act relating to affiliated transactions and custody.

The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Board regarding the Subsidiary’s compliance with the Fund’s policies and procedures. In addition, the Subsidiary is a commodity pool, like the Fund, and the Adviser is the commodity pool operator of the Subsidiary, as well as the Fund. BNY Mellon serves as the custodian and transfer agent for the Subsidiary.

CYBERSECURITY RISK

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

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Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Trading Fund Shares

Most investors will buy and sell shares of the Fund through brokers on the secondary market. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, investors will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Shares of the Fund trade under the trading symbol GLDX.

Transaction Fees on Creation and Redemption Transactions

Authorized Participants are required to pay a transaction fee of $350 to compensate the Fund for brokerage and transaction expenses when purchasing or redeeming Creation Units. The transaction fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems a Creation Unit. The Fund reserves the right to waive transaction fees, if doing so is in the best interest of the Fund.

The following table shows the transaction fee and maximum additional charges for creations and redemptions by Authorized Participants (as described above):

Creation Unit Size	Standard Creation/ Redemption Transaction Fee
25,000	$350

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV for Authorized Participants transacting in Creation Units. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is typically calculated each day the NYSE Arca is open for trading, as of the close of regular trading on NYSE Arca, generally 4:00 p.m. Eastern Time. If regular trading on NYSE Arca closes earlier than 4:00 p.m. Eastern Time on a given day, the NAV of the Fund’s shares will be calculated as of that earlier time. The time as of which the Fund calculates its NAV is referred to as the “NAV Calculation Time.” NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

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Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares every business day. The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same methodologies described above to price its shares.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have traded at a premium or discount to the Fund’s NAV for the most recently completed calendar year and the completed calendar quarters thereafter will be available without charge at www.uscfinvestments.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends on a quarterly basis. Nonetheless, the Fund may not make a dividend payment every quarter. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in the Fund’s shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading. Cash purchases and redemptions of Creation Units can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on Creation Unit transactions to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if in the discretion of the Adviser, it is determined to be necessary or appropriate, the Adviser will monitor trades by Authorized Participants for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

The Fund does not impose restrictions on, or monitor for, frequent trading activity in the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act), including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive rule (Rule 12d1-4), including that any such investment company enter into an agreement with the Fund.

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI, which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify each year for treatment as a RIC. To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If the Fund meets those requirements, as well as certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax at the Fund level on income and gains from investments that are timely distributed to shareholders. If the Fund fails to qualify as a RIC or to meet minimum distribution requirements (and, assuming certain relief provisions were not available), the Fund would be subject to U.S. federal income tax on income derived by the Fund, which could result in a material reduction in cash available for distribution to shareholders and the NAV of the Fund.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement for any taxable year, the Fund will be subject to U.S. federal income tax at corporate rates on its taxable income (even if such income were distributed to its shareholders) and all distributions of its earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Code, will constitute qualified dividend income in the case of individual shareholders and would be eligible for the dividends received deduction in the case of a corporate shareholder. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities that they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

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Subject to the discussion below in “Tax Information about Investments in Commodities and the Subsidiary,” the Fund intends to treat any income it may derive from the Subsidiary as “qualifying income” for RIC source-of-income purposes.

The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or when you redeem shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in the Fund’s shares.

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long you have owned the Fund’s shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to the Fund’s shareholders as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced maximum rates. Distributions of short-term capital gain will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at the same rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and the shareholder. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s adjusted tax basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s adjusted tax basis in its shares will be reduced (but not below zero) by the amount of any distribution treated as a non-taxable return of capital.

In general, your distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Distributions (other than Capital Gain Dividends and distributions properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to non-U.S. entities (excluding pass-through entities or arrangements) will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to backup withhold and remit to the U.S. Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct U.S. taxpayer identification number, who was notified by the IRS that such shareholder has under-reported dividend or interest income, or who fails to certify that such shareholder is not subject to such withholding.

In addition, withholding under Chapter 4 of the Code (commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA”) may apply if the foreign intermediary does not enter into an agreement with the IRS regarding reporting and is not located in a jurisdiction that has entered into an Intergovernmental Agreement with the United States.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

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Tax Information about Investments in Commodities and the Subsidiary

Income from commodities is generally not qualifying income for purposes of the RIC source-of-income requirements. Consistent with this general statement, the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to issuing that ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for this purpose. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a CFC, and that the Fund will be required to include the income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. Recently, the IRS and the U.S. Treasury Department issued final regulations consistent with the private letter rulings discussed above in which it was concluded that even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in the Subsidiary so that it does not constitute more than 25% of its total assets as of the end of any quarter. The Fund also intends to limit its investments in other commodity-linked derivatives in an effort to maintain its qualification as a RIC.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund or its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of derivative instruments, such as commodity-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

The Government of the Cayman Islands will not, under existing legislation, impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax upon the Subsidiary or its shareholder(s). The Cayman Islands are not party to a double tax treaty with any country that is applicable to any payments made to or by the Subsidiary.

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates, and trusts.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate adjusted tax basis in the securities surrendered and any amount of cash paid. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units and (ii) the Authorized Participant’s adjusted tax basis in the Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

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Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

ADDITIONAL NOTICES

Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca has no obligation or liability to owners of the Fund’s shares in connection with the administration, marketing, or trading of Fund shares. NYSE Arca is not responsible for and has not participated in the determination or calculation of the equation by which Fund shares are redeemable.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

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USCF ETF TRUST
USCF GOLD STRATEGY PLUS INCOME FUND
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	For the Period Ended June 30, 2022(a)
Net Asset Value, Beginning of Period	$25.00
Income (Loss) from Operations:

Net Investment Income (Loss)(b)	(0.03)
Net Realized and Unrealized Gain	0.63
Total Income (Loss) from Operations	0.60

Less Distributions From:
Net Investment Income (Loss)	(0.17)
Total Distributions	(0.17)
Net Assets Value, End of Period	$25.43

Total Return(c)	2.38%
Net Assets, End of Period (thousands)	$3,178
Ratios of Average Net Assets:
Expenses	0.45	%(d)
Net Investment Income (Loss)	(0.17	)%(d)
Portfolio Turnover Rate(e)	0%
(a)	Inception Date, November 2, 2021.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Past performance is no guarantee of future results.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.
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USCF ADVISERS LLC
USCF ETF TRUST
PRIVACY POLICY

Effective Date: January 1, 2020
Last Updated: September 16, 2021

Introduction

This document sets forth the Privacy Policy of USCF Advisers LLC (the “Company”) and the USCF ETF Trust (the “Trust”), and each series of the Trust (individually, a “Fund” and together, the “Funds”, as set forth in Appendix A, which may be amended from time to time) relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. The Company is an investment adviser registered with the Securities and Exchange Commission and a commodity pool operator registered with the Commodity Futures Trading Commission. This privacy policy applies to the nonpublic personal information of Fund investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

In the course of doing business with Fund shareholders, the Company and the Trust may collect or have access to nonpublic personal information about Fund shareholders. “Nonpublic personal information” is personally identifiable financial information about Fund shareholders. For example, it includes Fund shareholders’ social security numbers, account balances, bank account information and investors’ holdings and transactions in shares of the Funds.

The Company and the Trust may collect this information from the following sources:

•	Information about shareholder transactions with us and our service providers, or others;
•	Information we receive from consumer reporting agencies (including credit bureaus);
•	Information we may receive from shareholders.

Disclosure of Nonpublic Personal Information

The Company and the Trust do not sell or rent investor information of the Funds. The Company and the Trust only disclose nonpublic personal information collected about Fund investors as permitted by law. For example, the Company and the Trust may disclose nonpublic personal information about Fund investors:

•	To companies that act as service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals; maintain shareholder accounts, and in connection with the servicing or processing of transactions of the Trust or the Funds.
•	To government entities, in response to subpoenas, court orders, judicial process or to comply with laws or regulations;
•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities, or to collect unpaid debts; and
•	When shareholders direct us to do so or consent to the disclosure, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the disclosure by the Company or the Trust of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company and the Trust hold Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential. In addition, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law.

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The Company and the Trust maintains safeguards that comply with federal standards to protect Fund investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company and the Trust share Fund investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The privacy policy of the Company and the Trust applies to both current and former Fund investors. The Company and the Trust will only disclose nonpublic personal information about a former Fund investor to the same extent as for a current Fund investor.

Your California Privacy Rights

If you are a California resident, California law provides you with specific rights regarding your personal information, including the right to request that we disclose certain information to you about the collection and use of your personal information over the past 12 months; the right to request that we delete any of your personal information that we have collected from you, subject to certain exceptions; and the right to opt-out of the “sale” of your personal information, as defined by California law. To make such a request, contact us at 1-800-920-0259 or uscfinvestments.com. Please note that we are only required to respond to two such requests per customer each year.

You also have the right not to be discriminated against if you exercise any of your rights under California privacy law.

The Company may have collected the following categories of personal information of California residents in the past 12 months:

•	Identifiers such as a name, Internet Protocol address, email address, or other similar identifiers.
•	Categories of personal information described in subdivision (e) of California Civil Code Section 1798.80.
•	Commercial information, including records of sales or purchases.
•	Internet or other electronic network activity information.
•	Geolocation data.
•	Professional or employment-related information.

Please note that these rights do not apply to personal information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and implementing regulations. Please review the privacy notices in the Appendix below for more information about how we collect, process, sell, and disclose personal information pursuant to these laws and regulations.

This information is collected and used for the purposes disclosed in this Privacy Policy. The Company has not sold personal information of California residents in the past 12 months. The Company may have disclosed any of the above categories of personal information pursuant to an individual’s consent or under a written contract with a service provider for a business purpose in the past 12 months.

Changes to Privacy Policy

The Company and the Trust may modify or amend this privacy policy from time to time. The Company will indicate the date when it was most recently updated and its effective date. If there are changes to the privacy policy in the future, a revised privacy policy with those changes will be communicated through an appropriate channel to Fund investors as long as they continue to be Fund investors.

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USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”) AND THE USCF ETF TRUST (THE “ETF TRUST”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security number

•      account balances

•      account transactions

•      transaction history

•      wire transfer instructions

•      checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the ETF Trust choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-394-5065 or go to www.uscfinvestments.com

USCF ADVISERS LLC
USCF ETF TRUST
Privacy Notice

What we do
How do the Company and the ETF Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the ETF Trust collect my personal information?

We collect your personal information, for example, when you

■     open an account

■     provide account information

■     give us your contact information

■     make a wire transfer

■     tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes - information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■ Our affiliates include companies which are subsidiaries of USCF Investments, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ The Company and the ETF Trust do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company and the ETF Trust do not conduct joint marketing.

USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference into this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information about the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259 Monday through Friday 8:30 a.m. – 6:00 p.m. (Eastern Time)

Write:	USCF ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203

Visit:	www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust
1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

The Fund is distributed by
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

Statement of Additional Information

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund

(NYSE: SDCI)

USCF Gold Strategy Plus Income Fund

(NYSE: GLDX)

October 30, 2022

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current Prospectuses (the “Prospectuses”), each dated October 30, 2022, for the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (“SDCI”) and the USCF Gold Strategy Plus Income Fund (“GLDX” and together with “SDCI”, each a “Fund” and together the “Funds”), each a series of USCF ETF Trust (the “Trust”). Copies of the Prospectuses may be obtained, without charge, by calling 1-800-920-0259 or visiting www.uscfinvestments.com, or writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectuses and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on November 8, 2013, and operates pursuant to an Amended and Restated Declaration of Trust dated June 16, 2014. The Trust is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of multiple series. This SAI relates only to SDCI and GLDX. Other series may be added to the Trust in the future. The shares of the Funds are referred to herein as “shares.” The offering of shares is registered under the Securities Act of 1933 (the “Securities Act”).

The Funds are managed by USCF Advisers LLC (the “Adviser”). The Adviser has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. Wainwright continues to operate its business as a wholly-owned subsidiary of Marygold. The Adviser has engaged SummerHaven Investment Management, LLC (“SummerHaven” or the “Sub-Adviser”) to serve as sub-adviser to SDCI’s wholly-owned subsidiary incorporated in the Cayman Islands, USCF Cayman Commodity 2, and as sub-adviser to GLDX and its wholly-owned subsidiary incorporated in the Cayman Islands, USCF Cayman Commodity 4 (together with USCF Cayman Commodity 2, each a “Subsidiary” and together, the “Subsidiaries”).

Shares trade on NYSE Arca, Inc. (the “Listing Exchange”) at market prices that may be below, at, or above the shares’ net asset value (“NAV”). A Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions. The Funds should not be relied upon as a complete investment program.

The Funds issue and redeem shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Such institutions and large investors are referred to herein as “Authorized Participants.” The Funds generally offer, issue, and redeem Creation Units in exchange for cash. The Funds reserve the right to permit or require Creation Units to be issued in-kind, in certain circumstances, although they do not currently expect to do so. If in-kind creations are permitted or required, an investor must deposit a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit constituting a substantial replication of the securities included in the Fund (“Deposit Securities”) and an amount of cash (the “Cash Component”) computed as discussed below.

Creation Units are aggregations of stipulated “blocks” of shares. Each block of SDCI is 50,000 shares and each block of GLDX is 25,000 shares. In the event of a Fund’s liquidation, the Fund may lower the number of shares in its Creation Unit.

EXCHANGE LISTING AND TRADING

There can be no assurance that the Funds will continue to meet the Listing Exchange’s requirements for listing shares. The Listing Exchange will consider the suspension of trading and delisting of a Fund’s shares if (i) following the initial 12-month period beginning at the commencement of trading, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Fund fails to satisfy applicable continued listing requirements of the Listing Exchange; or (iii) such other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further trading on the Listing Exchange inadvisable.

As in the case of other stocks traded on the Listing Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Funds reserve the right to adjust the price levels of the shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objective

Each Fund’s investment objective is disclosed in its Prospectus. There can be no assurance that a Fund’s objective will be achieved. The investment objectives of the Funds, and all other investment policies and practices of the Funds, other than the investment restrictions set forth immediately below, are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval. Additional information about each Fund, its policies, and the investment instruments that it may hold, is provided below.

1

Fundamental Investment Policies

The investment restrictions set forth below have been adopted by the Board of Trustees (the “Board”) of the Trust as fundamental policies for the Funds. These policies cannot be changed with respect to a Fund without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. For purposes of the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Fund.

If any percentage restriction described below is complied with at the time of investment, a later increase or decrease in percentage resulting from a change in the value will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

As a matter of fundamental policy, each Fund may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that the Fund borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief. For example, Sections 17 and 18 of the 1940 Act relate to certain transactions and the capital structure of investment companies. Such provisions can inhibit an investment company’s ability to make loans.
C.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.
D.	Purchase, hold, or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell physical commodities except through its wholly-owned subsidiary, and to the maximum extent as permitted by the 1940 Act.
F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC. Section 18(f) of the 1940 Act regulates the requisite asset coverage and permissible classes; such restrictions have been interpreted by the SEC Staff and subsequent rules and regulations have been issued.

As a matter of fundamental policy, SDCI may not:

Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, provided that this restriction does not limit the Fund’s investments in (i) securities or other instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (ii) securities of other investment companies. When determining compliance with this fundamental policy of the Fund, the Fund will consider the concentration of affiliated and unaffiliated underlying investment companies.

As a matter of fundamental policy, GLDX may not:

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Additional Information about the SDCITR

The SummerHaven Dynamic Commodity Index Total ReturnSM (the “SDCITR”) is a total return commodity sector index designed to broadly represent major commodities. The composition and total return of the SDCITR are described in the Prospectus of SDCI.

The SDCITR is rules-based and reconstituted and rebalanced monthly based on observable price signals. In this context, the term “rules-based” is meant to indicate that the composition of the SDCITR in any given month will be determined by quantitative formulas related to the prices of futures contracts for the 27 commodities that are eligible to be included in the SDCITR. Such formulas are not subject to adjustment based on factors other than those described below, and are not subject to human bias.

2

Monthly commodity selection is a two-step process that occurs on the fifth business day prior to the end of the calendar month (the “Selection Date”) based upon the following:

1)	The annualized percentage price difference between the closest-to-expiration Component Futures Contract and the next closest to expiration Component Futures Contract is calculated for each of the 27 eligible Component Futures Contracts on the Selection Date. The 14 commodities with the greatest backwardation (or least contango) are selected where backwardation is measured based on the highest percentage price difference. When evaluating the data from the first step, all four primary commodity sectors must be represented (Petroleum, Grains, Industrial Metals, and Precious Metals).
2)	If the selection of the 14 commodities with the greatest backwardation fails to meet the overall diversification requirement that all four primary commodity sectors be represented in the SDCITR, the commodity with the greatest backwardation among the commodities of the omitted primary sector(s) would be substituted for the commodity with the least backwardation among the fourteen commodities.

The 14 commodities selected are included in the SDCITR for the next month on an equally-weighted basis by notional amount. Due to the dynamic monthly commodity selection, the primary sector weights will vary from approximately 7% to 43% over time, depending on the price observations each month. The Selection Date for the SDCITR is the fifth business day prior to the end of that calendar month.

Prior to the end of each month, SummerHaven determines the composition of the SDCITR and provides such information to Bloomberg, L.P. (“Bloomberg”). Values of the SDCITR are computed by Bloomberg and disseminated approximately every 15 seconds from 8:00 a.m. to 5:00 p.m., Eastern time. Bloomberg also publishes a daily SDCITR value at approximately 5:30 p.m., Eastern time, under the index ticker symbol “SDCITR:IND.” Only settlement and last-sale prices are used in the SDCITR’s calculation; bids and offers are not recognized, including limit-bid and limit-offer price quotes. Where no last-sale price exists, typically in the more deferred contract months, the previous day’s settlement price is used. This means that the underlying SDCITR may lag its theoretical value. This tendency to lag is evident at the end of the day when the SDCITR value is based on the settlement prices of the futures contracts held by the SDCITR, and explains why the underlying SDCITR often closes at or near the high or low for the day.

The composition of the SDCITR on any given day, as determined and published by SummerHaven, is determinative of the benchmark for SDCI. However, it is not possible to anticipate all possible circumstances and events that may occur with respect to the SDCITR and the methodology for its composition, weighting, and calculation. Accordingly, a number of subjective judgments must be made in connection with the operation of the SDCITR that cannot be adequately reflected in this description of the SDCITR. All questions of interpretation with respect to the application of the provisions of the SDCITR methodology, including any determinations that need to be made in the event of a market emergency or other extraordinary circumstances, will be resolved by SummerHaven.

Because the SDCITR is comprised of actively traded contracts with scheduled expirations, it can be calculated only by reference to the prices of contracts for specified expiration, delivery, or settlement periods, referred to as contract expirations. The contract expirations included in the SDCITR for each commodity during a given year are designated by SummerHaven, provided that each contract must be an active contract. An active contract for this purpose is a liquid, actively-traded contract expiration, as defined or identified by the relevant trading facility or, if no such definition or identification is provided by the relevant trading facility, as defined by standard custom and practice in the industry.

If a Futures Exchange ceases trading in all contract expirations relating to an eligible futures contract, SummerHaven may designate a replacement contract for the commodity. The replacement contract must satisfy the eligibility criteria for inclusion in the SDCITR. To the extent practicable, the replacement is effected during the next monthly review of the composition of the SDCITR. If that timing is not practicable, SummerHaven determines the date of the replacement based on a number of factors, including the differences between the existing futures contract and the replacement futures contract with respect to contractual specifications and contract expirations.

If a contract is eliminated and there is no replacement contract, the underlying commodity will necessarily be dropped from the SDCITR. The designation of a replacement contract, or the elimination of a commodity from the SDCITR because of the absence of a replacement contract, could affect the value of the SDCITR, either positively or negatively, depending on the price of the contract that is eliminated and the prices of the remaining contracts. It is impossible, however, to predict the effect of these changes, if they occur, on the value of the SDCITR.

3

Table 1 below lists the eligible commodities, the relevant Futures Exchange on which the futures contracts for the commodities are listed, and quotation details as of September 30, 2022. Table 2 below lists the eligible futures contracts, their sector designations and maximum allowable tenors as of September 30, 2022.

TABLE 1

Commodity	Designated Contract	Exchange	Units	Quote
Aluminum	High Grade Primary Aluminum	LME	25 metric tons	USD/metric ton
Cocoa	Cocoa	ICE-US	10 metric tons	USD/metric ton
Coffee	Coffee “C”	ICE-US	37,500 lbs	U.S. cents/pound
Copper	Copper	COMEX	25,000 lbs	U.S. cents/pound
Corn	Corn	CBOT	5000 bushels	U.S. cents/bushel
Cotton	Cotton	ICE-US	50,000 lbs	U.S. cents/pound
Crude Oil (WTI)	Light, Sweet Crude Oil	NYMEX	1,000 barrels	USD/barrel
Crude Oil (Brent)	Crude Oil	ICE-UK	1,000 barrels	USD/barrel
Gas Oil	Gas Oil	ICE-UK	100 metric tons	USD/metric ton
Gold	Gold	COMEX	100 troy oz.	USD/troy oz.
Heating Oil	Heating Oil	NYMEX	42,000 gallons	U.S. cents/gallon
Lead	Lead	LME	25 metric tons	USD/metric ton
Lean Hogs	Lean Hogs	CME	40,000 lbs.	U.S. cents/pound
Live Cattle	Live Cattle	CME	40,000 lbs.	U.S. cents/pound
Feeder Cattle	Feeder Cattle	CME	50,000 lbs.	U.S. cents/pound
Natural Gas	Henry Hub Natural Gas	NYMEX	10,000 mmbtu	USD/mmbtu
Nickel	Primary Nickel	LME	6 metric tons	USD/metric ton
Platinum	Platinum	NYMEX	50 troy oz.	USD/troy oz.
Silver	Silver	COMEX	5,000 troy oz.	U.S. cents/troy oz.
Soybeans	Soybeans	CBOT	5,000 bushels	U.S. cents/bushel
Soybean Meal	Soybean Meal	CBOT	100 tons	USD/ton
Soybean Oil	Soybean Oil	CBOT	60,000 lbs.	U.S. cents/pound
Sugar	World Sugar No. 11	ICE-US	112,000 lbs.	U.S. cents/pound
Tin	Tin	LME	5 metric tons	USD/metric ton
Unleaded Gasoline	Reformulated Blendstock for Oxygen Blending	NYMEX	42,000 gallons	U.S. cents/gallon
Wheat	Wheat	CBOT	5,000 bushels	U.S. cents/bushel
Zinc	Special High Grade Zinc	LME	25 metric tons	USD/metric ton

TABLE 2

Commodity Symbol	Commodity Name	Sector	Allowed Contracts	Max. tenor
CO	Brent Crude	Petroleum	All 12 Calendar Months	9
CL	Crude Oil	Petroleum	All 12 Calendar Months	9
QS	Gas Oil	Petroleum	All 12 Calendar Months	4
HO	Heating Oil	Petroleum	All 12 Calendar Months	4
XB	RBOB	Petroleum	All 12 Calendar Months	4
BO	Soybean Oil	Grains	Jan, Mar, May, Jul, Aug, Sep, Oct, Dec	1
C	Corn	Grains	Mar, May, Jul, Sep, Dec	4
S	Soybeans	Grains	Jan, Mar, May, Jul, Aug, Nov	4
SM	Soymeal	Grains	Jan, Mar, May, Jul, Aug, Sep, Oct, Dec	3
W	Wheat (Soft Red Winter)	Grains	Mar, May, Jul, Sep, Dec	4
LA	Aluminum	Industrial Metals	All 12 Calendar months	4
HG	Copper	Industrial Metals	Mar, May, Jul, Sep, Dec	1
LL	Lead	Industrial Metals	All 12 Calendar Months	4
LN	Nickel	Industrial Metals	All 12 Calendar Months	4
LT	Tin	Industrial Metals	All 12 Calendar Months	1
LX	Zinc	Industrial Metals	All 12 Calendar Months	4
GC	Gold	Precious Metals	Feb, Apr, Jun, Aug, Oct, Dec	1
PL	Platinum	Precious Metals	Jan, Apr, Jul, Oct	1
SI	Silver	Precious Metals	Mar, May, Jul, Sep, Dec	1
NG	Natural Gas	Non-Primary Sector	All 12 Calendar Months	6
FC	Feeder Cattle	Non-Primary Sector	Jan, Mar, Apr, May, Aug, Sep, Oct, Nov	1
LH	Lean Hogs	Non-Primary Sector	Feb, Apr, Jun, Jul, Aug, Oct, Dec	1
LC	Live Cattle	Non-Primary Sector	Feb, Apr, Jun, Aug, Oct, Dec	3
CC	Cocoa	Non-Primary Sector	Mar, May, Jul, Sep, Dec	1
KC	Coffee	Non-Primary Sector	Mar, May, Jul, Sep, Dec	1
CT	Cotton	Non-Primary Sector	Mar, May, Jul, Dec	1
SB	Sugar	Non-Primary Sector	Mar, May, Jul, Oct	3

4

INVESTMENT STRATEGIES AND RISKS

The principal investment strategies and principal investment risks of each Fund are disclosed in its Prospectus. This section of the SAI provides additional information about the Funds’ investment strategies and their investment risks. The discussion below supplements, and should be read in conjunction with, the Prospectuses.

Additional Information about Investment Strategies

Cayman Islands Subsidiaries. Although SDCI may invest its assets directly in Commodity-Linked Investments, it primarily invests in Commodity-Linked Investments indirectly by investing up to 25% of its total assets in its Subsidiary. Its Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The assets of its Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Commodity-Linked Investments. The Subsidiary may invest in certain investments that the Fund is restricted or limited from investing in directly. Investing in its Subsidiary will permit the Fund to have greater exposure to commodities markets while maintaining compliance with U.S. federal tax requirements applicable to investment companies under the 1940 Act.

Each Fund and its Subsidiary are subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool. The Adviser is registered as the commodity pool operator (“CPO”) of each Fund and its Subsidiary under the Commodity Exchange Act, as amended (“CEA”), and the rules and regulations promulgated thereunder, and, therefore, is subject to the rules and regulations of the CFTC and the National Futures Association. The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund.

The Subsidiaries are not registered as investment companies under the 1940 Act, and are not subject to all the investor protections of the 1940 Act. However, each Fund will wholly own and control its Subsidiary, and each Fund and its Subsidiary are managed by the Adviser, making it unlikely that a Subsidiary will take action contrary to the interests of its Fund and Fund shareholders. The Board has oversight responsibility for the investment activities of each Fund, including the Fund’s investment in its Subsidiary and the Fund’s role as sole shareholder of its Subsidiary. Each Subsidiary follows the same compliance policies and procedures as its Fund. Each Fund and its Subsidiary test for compliance with certain investment restrictions and limitations on a consolidated basis, except that with respect to investments that may involve leverage, a Subsidiary complies independently with asset segregation requirements to the same extent as its Fund. Changes in the laws of the Cayman Islands, under which the Subsidiaries are incorporated, could result in the inability of a Fund to effect its desired investment strategy. In addition, changes in the tax laws in either the U.S. or the Cayman Islands might negatively impact a Fund and its investors.

The Cayman Islands currently does not impose any income tax, corporate tax, capital gains tax, or withholding tax on the Subsidiaries. If the laws of the Cayman Islands were changed and a Subsidiary were required to pay Cayman Islands taxes, this may impact a Fund’s return based upon the percentage of assets allocated to commodities at that time.

To the extent that this SAI references securities, Commodity-Linked Investments, Gold Investments, or other assets in which a Fund may invest or may not invest, or a Fund’s expectations, risks or obligations with respect to any such investments, the Fund’s Subsidiary may or may not invest in those same assets and would have the same expectations and would be subject to the same risks and obligations.

Commodity-Linked Investments and Commodity Contracts. The Funds intend to invest in Commodity-Linked Investments. Investing in commodities in this manner carries risks. Exposure to the commodities markets and derivatives may subject the Fund to greater volatility than investments in traditional securities. The value of Commodity-Linked Investments and other derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity.

SDCI may purchase and sell commodity contracts in the form of forwards, futures, and options; may enter into foreign exchange contracts; may enter into swap agreements; may enter into other financial transactions; and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

5

In addition to the Gold Investments, GLDX may purchase and sell other commodity contracts in the form of futures and options contracts, and may enter into swap agreements and other financial transactions in compliance with applicable commodities laws.

The Funds may also invest in other instruments related to commodities, including structured notes, and securities of commodities finance and operating companies. In the commodity futures market, there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures with respect to that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Futures and Options on Futures. As described in its Prospectus, GLDX may invest in gold futures contracts (a type of commodity futures contract) that the portfolio managers believe are economically identical or substantially similar to the Fund’s holdings of physical gold.

GLDX and SDCI may purchase futures and options contracts on futures on other commodities. A commodities futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

The Funds may purchase and sell futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant (“FCM”) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn taxable interest income on initial margin deposits.

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A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily NAV, a Fund will mark to market its open futures positions. A Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, a Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in a Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Fund may purchase futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most Futures Exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of a Fund. When a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities in an account with the FCM.

When a Fund invests in Commodity-Linked Investments (including swaps), it may be required to segregate cash and/or liquid securities to the extent its obligations are not covered or otherwise offset. Generally, if a Fund does not cover its obligations to pay or deliver securities or other assets, the Fund will segregate cash or liquid securities in an amount at least equal to the current amount of the obligation. With respect to investments in futures contracts, a Fund will deposit initial margin and any applicable daily variation margin in addition to segregating cash or liquid securities sufficient to satisfy its obligation to purchase or provide securities or currencies, or to pay the amount owed at the contract’s expiration.

Swaps. The Funds may enter into swap agreements and options on swap agreements. Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular investment, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities or investments representing a particular index. Swaps can also be based on credit and other events.

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In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a Fund to incur increased expenses. When a Fund enters into a cleared swap, it must deliver initial margin to the central counterparty (via the FCM). During the term of a swap agreement, variation margin amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set forth for such accounts. If the value of a Fund’s cleared swap declines, the Fund will be required to make additional variation margin payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will post additional variation margin to the Fund’s account. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. During the term of an uncleared swap, a Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

An option on a swap agreement generally is an over-the-counter option that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When a Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

Treasuries. The Funds may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations (“Treasuries”) and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Money Market Instruments. The Funds may invest a portion of their assets in high-quality money market instruments on an ongoing basis. The instruments in which the Funds may invest include: (1) short-term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by S&P Global, or, if unrated, of comparable quality as determined by the Adviser or Sub-Adviser; and (4) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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Other Investment Companies and Pooled Investment Vehicles. The Funds may invest in securities of other investment companies, including registered investment companies that are ETFs. The Funds may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchange traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested.

The 1940 Act limits the extent to which the Funds may invest in other investment companies. Pursuant to Section 12(d)(1)(A), the Funds may invest in the securities of another investment company (the “acquired fund”) provided that a Fund, immediately after such purchase or acquisition, does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of the acquired fund; (2) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. The limitations described above do not apply to investments in money market funds subject to certain conditions. The Funds may exceed certain limits set forth in Section 12(d)(1)(A) by relying on statutory exemptions, such as Section 12(d)(1)(F) and accompanying Rule 12d1-3, or by complying with Rule 12d1-4. Rule 12d1-4 permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1)(A), subject to certain conditions, including that the funds enter into a fund of funds investment agreement. Under the 1940 Act, private funds relying on Section 3(c)(1) and 3(c)(7) are subject to the 3% limitation on investments in registered funds, however, private funds are not permitted to rely on Rule 12d1-4 to invest beyond any of the Section 12(d)(1)(A) limitations that are applicable to them.

Additional Information about Investment Risks

An investment in the Funds should be made with an understanding that the value of the portfolio held by a Fund may fluctuate in accordance with changes in the market and other factors.

COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has since spread globally. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic. COVID-19 has resulted in numerous deaths, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines and the imposition of both local and more widespread “work from home” measures, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The ongoing pandemic has had, and is expected to continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment have been and continue to be impacted by the pandemic and government and other measures seeking to mitigate or contain its spread. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policy changes, may affect the value, volatility, pricing and liquidity of some securities or other assets, including those held by or invested in by the Funds. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of COVID-19 related economic disruption and its ultimate impact on the Funds, and on the global economy, cannot be determined with certainty. The COVID-19 pandemic and its effects may last for an extended period of time, and could result in significant and continued market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in the Funds. The extent to which COVID-19 will affect the Funds and the Funds’ service providers and portfolio investments will depend on future developments, which are highly uncertain and cannot be predicted.

Credit Risk. Credit risk includes the possibility that a party to a transaction involving the Funds will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other investments to implement its investment strategy.

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When a Fund purchases futures contracts and invests in other Commodity-Linked Investments, including certain of the Gold Investments by GLDX, it is exposed to the credit risk that the counterparty will not be able to meet its obligations. The counterparty for a futures contract is the clearinghouse associated with the particular exchange. In general, in addition to margin required to be posted by the clearinghouse in connection with cleared trades, clearinghouses are backed by their members who may be required to share in the financial burden resulting from the nonperformance of one of their members and, therefore, this additional member support should significantly reduce credit risk. Neither the Funds nor the Subsidiaries are currently a member of any clearinghouse. Some foreign exchanges are not backed by their clearinghouse members but may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty or clearinghouse, or their members or their financial backers, will satisfy their obligations in such circumstances.

The Adviser attempts to manage credit risk by following various trading limitations and policies. In particular, each Fund generally posts margin and/or holds liquid assets that are approximately equal to the market value of its obligations to counterparties under the futures contracts and other Commodity-Linked Investments it holds. The Adviser intends to execute and clear trades only with parties perceived to be creditworthy and/or requiring the posting of collateral or margin by such parties to limit credit exposure. Each FCM of the Funds, or any other broker that may be retained by the Funds in the future, when accepting orders to purchase or sell futures contracts on U.S. exchanges on behalf of a Fund, is required by CFTC regulations to separately account for and segregate as belonging to the Fund all assets of such entity relating to its domestic futures contracts trading. These FCMs are not allowed to commingle assets of a Fund with the FCM’s other assets. In addition, the CFTC requires commodity brokers to hold in a secure account the assets of a Fund related to foreign futures contracts trading.

Common Stock Risk. GLDX may invest in Common Stock. Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises. The Adviser and Sub-Adviser cannot predict the direction or scope of any of these factors. Shareholders of common stock have rights to receive payments from the issuers of that common stock, which right are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stock of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stock is subject to market fluctuations for as long as the common stock remains outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.

Holders of common stock incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.

Cybersecurity Risk. The Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cybersecurity breaches affecting the Trust or its service providers may adversely impact the Trust. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Trust to regulatory fines or financial losses, and/or cause reputational damage. The Trust may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments to lose value.

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Depositary Receipts Risk. GLDX may invest in Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts, or ADRs, are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts, or EDRs, are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the U.S. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the U.S. and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the U.S. and the home market, and separate registrars in the U.S. and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the U.S. and the home country. The Fund may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the U.S.; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Liquidity Risk. Trading opportunities are more limited for investments that are not widely held. This may make it more difficult to sell or buy an investment at a favorable price or time. Consequently, the Funds may have to accept a lower price to sell an investment, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Funds’ performance. Infrequent trading of investments may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that a Fund may not be able to sell an investment at a desired time or price. If this happens, the Fund will be required to continue to hold the investment or keep the position open, and the Fund could incur losses.

Futures positions cannot always be liquidated at the desired price. It is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A market disruption, including a pandemic such as COVID-19, or a foreign government taking political actions that disrupt the market for its currency, its crude oil production or exports, or another major export, can also make it difficult to liquidate a position. Because Commodity-Linked Investments, including futures contracts, options and cleared and uncleared swaps, may be illiquid, a Fund’s investments in Commodity-Linked Investments may be more difficult to liquidate at favorable prices in periods of illiquid markets and losses may be incurred during the period in which positions are being liquidated. The large size of the positions that the Funds may acquire increases the risk of illiquidity both by making positions more difficult to liquidate and by potentially increasing losses while trying to do so.

Over-the-counter swap contracts that are not subject to clearing may be even less marketable than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, they are not transferable without the consent of the counterparty. These conditions make such contracts less liquid than standardized futures contracts traded on a commodities exchange and could adversely impact a Fund’s ability to realize the full value of such contracts. In addition, even if collateral is used to reduce counterparty credit risk, sudden changes in the value of over-the-counter swap contracts may leave a party open to financial risk due to a counterparty default since the collateral held may not cover a party’s exposure on the transaction in such situations.

Leverage Risk. Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

Correlation Risk. To the extent that investors use GLDX as a means of indirectly investing in gold, there is a risk that the daily changes in NAV per share of the Fund will not closely track the daily changes in the spot price of gold. This could happen if the changes in the Fund’s NAV do not correlate closely with changes in the price of the futures contracts in which the Fund invests, or if the changes in the price of the futures contracts in which the Fund invests do not closely correlate with the changes in the cash or spot price of gold. The value of a gold-related derivative instruments is typically based upon the price movements of gold or an economic variable linked to such price movements. Spot prices and futures prices for gold will vary depending upon expectations regarding market conditions. Both spot and futures prices of gold may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. This is a risk because if these correlations do not exist, then investors may not be able to use the Fund as a cost-effective way to indirectly invest in gold.

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To the extent that investors use SDCI as a means of indirectly investing in commodities, there is the risk that the daily changes in the NAV per share of the Fund on a percentage basis will not closely track the daily changes in the spot prices of the commodities comprising the SDCITR on a percentage basis. This could happen if the changes in Fund’s NAV do not correlate closely with the changes in the price of the futures contracts in which the Fund invests, or if the changes in the price of the futures contracts in which the Fund invests do not closely correlate with the changes in the cash or spot price of the underlying commodities. This is a risk because if these correlations do not exist, then investors may not be able to use the Fund as a cost-effective way to indirectly invest in commodities or as a hedge against the risk of loss in commodity-related transactions.

The design of the SDCITR is such that every month it is made up of different Component Futures Contracts and the Fund primarily invests in the Component Futures Contracts composing the SDCITR. In the event of a commodity futures market where near month contracts to expire trade at a higher price than next month contracts to expire, a situation referred to as “backwardation,” then absent the impact of the overall movement in commodity prices, the value of the SDCITR would tend to rise as it approaches expiration. As a result, the Fund may benefit because it would be selling more expensive contracts and buying less expensive ones on an ongoing basis. Conversely, in the event of a commodity futures market where near month contracts trade at a lower price than next month contracts, a situation referred to as “contango,” then absent the impact of the overall movement in commodity prices, the value of the SDCITR would tend to decline as it approaches expiration. As a result, the Fund’s total return may be lower than might otherwise be the case because it would be selling less expensive contracts and buying more expensive ones. The impact of backwardation and contango may cause the total return of the Fund to vary significantly from the total return of other price references, such as the spot price of the commodities comprising the SDCITR. In the event of a prolonged period of contango, and absent the impact of rising or falling commodity prices, this could have a significant negative impact on the Fund’s NAV and total return.

Futures Contracts and Position Limits Risk. Certain futures exchanges have established accountability levels and position limits on the maximum net long or net short futures contracts in commodities that any person or group of persons under common trading control (other than as a hedge, which is not applicable to the investments of the Funds or the Subsidiaries) may hold, own or control. These levels and position limits apply to the futures contracts that the Funds and the Subsidiaries invest in to meet each Fund’s investment objective. In addition to accountability levels and position limits, certain futures exchanges also set daily price fluctuation limits on futures contracts. The daily price fluctuation limit established the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once that daily price fluctuation limit has been reached in a particular futures contract, no trades may be made at a price beyond that limit.

With regard to SDCI, the accountability levels for the commodities comprising the SDCITR and other futures contracts traded on U.S.-based Futures Exchanges are not a fixed ceiling, but rather a threshold above which such exchanges may exercise greater scrutiny and control over an investor’s positions. Position limits differ from accountability levels in that they represent fixed limits on the maximum number of futures contracts that any person may hold and cannot allow such limits to be exceeded without express CFTC authority to do so. In addition to accountability levels and position limits that may apply at any time, the Futures Exchanges may impose position limits on contracts held in the last few days of trading in the near month contract to expire. The investment strategy of the Fund is to close out its positions during each monthly reconstituting and rebalancing period for the SDCITR in advance of the period right before expiration and purchase new contracts. As such, position limits that apply to the last few days prior to a contract’s expiration are not currently anticipated to impact the Fund.

Interest Rate Risk. Rising interest rates may adversely affect the price of the securities held by the Funds. During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected. Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of such issuers. The Funds may be subject to a greater risk of rising interest rates as the Federal Reserve continues to increase interest rates after a period of historically low rates.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

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Prepayment and Call Risk. Debt securities, especially debt securities that are subject to “calls,” are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a Fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons. Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity. Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

Foreign Securities Risk. Investing in foreign companies involves certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries.

Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets.

Emerging market countries may have less government regulation and generally do not impose the same accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, the ability of the Sub-Adviser to evaluate companies located in emerging markets, or their potential impact on a Fund’s performance could be inhibited. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions, and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make investments traded in foreign markets more volatile than securities traded exclusively in the U.S. The Adviser and Sub-Adviser attempt to manage currency risk by limiting the amounts the Funds invest in investments denominated in a particular foreign currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Investing in currencies or investments denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect a Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Adviser and Sub-Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with a Fund’s investment objective and permitted under applicable law.

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Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting a Fund’s investments denominated in such country’s or region’s currency to additional risks.

European Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Funds’ investments in euro-denominated securities, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro- denominated obligations would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with a Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the shares.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Short Selling Risk. A short sale by a Fund involves borrowing investments from a lender which are then sold in the open market. At a future date, the investments are repurchased by the Fund and returned to the lender. While the investments are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the investments declines between the time that a Fund borrows the investments and the time it repurchases and returns the investments to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that investments will decline in value during the period of the short sale and make a profit for the Fund. Investments sold short may instead appreciate in value creating a loss for a Fund. A Fund also may experience difficulties repurchasing and returning the borrowed investments if a liquid market for the securities does not exist. The lender may also recall borrowed investments at any time. The lender from whom a Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Funds will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

RIC Qualification Risk. Each of the Funds has elected to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to qualify for taxation as a RIC. To qualify for taxation as a RIC, a Fund must be certain source-of-income, asset-diversification, and minimum distributions requirements. If the Company fails to qualify as a RIC, it could significantly reduce the amounts available for distribution from a Fund.

Change of Tax Law Risks. Tax laws are subject to change. Any changes in tax laws could impact an investor’s return from a Fund, the ability of a Fund to qualify as a RIC, or the ability of a Fund to meet its investment objectives.

Risk Related to the Economy. Lower-grade corporate bond returns are sensitive to changes in the economy. The value of a Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

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MANAGEMENT

Board Responsibilities

The business of the Trust and each of its series is overseen by the Board in accordance with the Trust’s Declaration of Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Funds. The day-to-day business of the Funds, including the day-to-day management of risk, is performed by the service providers of the Funds such as the Adviser, SummerHaven, the Distributor, and BNY Mellon. The Board is responsible for overseeing the Funds’ service providers and, therefore, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or the Funds. The Board’s role in risk management oversight begins prior to the launch of a new series of the Trust, when the Board is first presented with information concerning the investment objective, strategies, and risks of a fund, and information about the fund’s adviser and/or sub-adviser, including investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund, in part, by requesting and reviewing periodic reports from the Trust’s Chief Compliance Officer and the fund’s independent registered public accounting firm of the Trust, and communicating with the fund’s service providers. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage the risks to which the Funds may be exposed.

Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the Funds’ service providers employ a variety of processes, procedures, and controls to identify risks relevant to the operations of the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to each Fund by the Adviser and Sub-Adviser, and the Board receives information about those services at its meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement or the Subsidiary Advisory Agreement with the Adviser, or, as applicable, the Sub-Advisory Agreement or Subsidiary Sub-Advisory Agreement with SummerHaven, the Board receives detailed information from the Adviser and SummerHaven. Among other things, the Board regularly considers the Adviser’s and SummerHaven’s adherence, as applicable, to each Fund’s and each Subsidiary’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about each Fund’s performance history and investments.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and SummerHaven. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation, and other matters. Annually, the Funds’ independent registered public accounting firm reviews its audit of the financial statements of the Funds with the Audit Committee, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect each Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports that the Board receives, and the Board’s discussions with the service providers to the Trust, the Board may not be made aware of all the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management, but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s, including with respect to priorities, allocation of resources, and effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

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Members of the Board and Officers of the Trust

Set forth below is the name, date of birth, position with the Trust, term of office, principal occupations and other directorships for a minimum of the last five years of each person currently serving as a member of the Board or as an executive officer of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Board is currently comprised of seven Trustees, four of whom are “Independent Trustees” (as described below). The Chairman of the Board, Nicholas D. Gerber, and Messrs. Andrew F Ngim and Stuart P. Crumbaugh are “interested persons” of the Trust, as that term is defined under Section 2(a)(19) of the 1940 Act, because of their affiliation with the Adviser. They are referred to herein as “Interested Trustees.” The Chairman’s role is to preside at all meetings of the Board and to act as liaison between the Trustees and the Adviser, counsel, and other service providers generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time.

Messrs. Thomas E. Gard, Jeremy Henderson, John D. Schwartz, and H. Abram Wilson, and their immediate family members, have no affiliation or business connection with the Adviser, SummerHaven, or the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Adviser, SummerHaven or the Distributor. These Trustees are not interested persons of the Trust and are referred to herein as “Independent Trustees.” Mr. Henderson serves as the lead Independent Trustee. The lead Independent Trustee’s role is to preside at all meetings of the Independent Trustees and to act as liaison between the Independent Trustees and the Adviser, counsel, and other service providers generally between meetings. The lead Independent Trustee may also perform such other functions as may be delegated by the Board from time to time.

The Board has two standing committees, an Audit Committee and a Nominating Committee, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The chair for each Committee is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter.

The Board has determined that the foregoing leadership structure is appropriate given the specific characteristics and circumstances of the Trust and the Funds. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the assets under management of the Trust, the number of portfolios overseen by the Board, and the total number of Trustees on the Board.

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Independent Trustees

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Thomas E. Gard Year of Birth: 1959	Independent Trustee	Since 2015	Partner of Armanino LLP from 1995 - 2019; Member of Armanino Executive Committee from 2001 to 2015; and Partner in Charge of Armanino LLP Audit Department from 2004 to 2013. Mr. Gard has been retired from 2019 to present.	Four	None
Jeremy Henderson Year of Birth: 1956	Independent Trustee	Since 2014	Chief Operating Officer, North Island LLC from 2017 to present; Retired from 2007 to 2017; Managing Director of Societe Generale from 1991 to 2007.	Four	None
John D. Schwartz Year of Birth: 1968	Independent Trustee	Since 2014	President of Sam Clar Office Furniture from 1996 to present.	Four	None
H. Abram Wilson Year of Birth: 1946	Independent Trustee	Since 2014	San Ramon City, CA Council member from 1999 to 2011, including Mayor of San Ramon City, CA from 2002 to 2009. Mr. Wilson has been retired from 2011 to present.	Four	None
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Interested Trustees and Officers of the Trust

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Nicholas D. Gerber(3) Year of Birth: 1962	Chairman and Trustee	Since 2014	Chairman of the Board of Directors of United States Commodity Funds LLC (“USCF”), which is the sponsor of a family of commodity pools whose shares are registered under the Securities Act since 2005; President and Chief Executive Officer of USCF from 2005 to June 2015; Serves on Board of Managers of USCF Advisers LLC (“USCF Advisers”) since June 2014 and President and Chief Executive Officer of USCF Advisers from June 2014 to June 2015; Vice President of USCF since June 2015; Chief Executive Officer, President and Secretary of The Marygold Companies, Inc. (“Marygold”) since January 2015; CEO and a member of the Board of Directors of Marygold & Co., a subsidiary of Marygold, since November 2019; Executive Director and member of the Board of Directors of Marygold & Co. (UK) Limited, a newly formed subsidiary of Marygold from August 2021; Co-founded Ameristock Corporation in March 1995, a registered investment adviser under the Investment Advisers Act of 1940 from March 1995 until January 2013; and Portfolio Manager of the Ameristock Mutual Fund, Inc. a mutual fund registered under the 1940 Act, from August 1995 to January 2013.	Four	Management Director of USCF. Chairman of the Board of Marygold since January 26, 2015.
John P. Love Year of Birth: 1971	President (Principal Executive Officer)	Since 2015	Chief Executive Officer and President of USCF since June 2015 and Management Director of USCF since October 2016 and Chairman of the Board of Directors of USCF since 2019; Senior Portfolio Manager of USCF from March 2010 to June 2015; Portfolio Manager of USCF from April 2006 to March 2010; President of USCF Advisers since June 2015 and serves on Board of Managers of USCF Advisers since November 2016.	N/A	N/A
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Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Stuart P. Crumbaugh(3) Year of Birth: 1963	Chief Financial Officer (Principal Accounting and Principal Financial Officer), Treasurer and Trustee	CFO and Treasurer since May 2015; Secretary from May 2015 to October 2016; Independent Trustee of USCF ETF Trust from inception to February 2015 and Interested Trustee since February 2015	Chief Financial Officer of Marygold since December 2017; Treasurer and a member of the Board of Directors of Marygold & Co. since November 2019; Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary of USCF Advisers and USCF since June 2015 and May 2015, respectively; Treasurer and member of the Board of Directors of Marygold & Co. (UK) Limited, a newly formed subsidiary of Marygold from August 2021; Vice President Finance and Chief Financial Officer of Sikka Software Corporation from April 2014 to April 2015; Vice President, Corporate Controller and Treasurer of Auction.com, LLC from December 2012 to December 2013; Chief Financial Officer of IP Infusion Inc. from March 2011 to September 2012; Consultant from January 2010 to February 2011.	Four	None
Andrew F Ngim(3) Year of Birth: 1960	Trustee, Vice President, and Portfolio Manager	Trustee from 2014 to February 2015 and May 2015 to Present. Secretary from October 2016 to May 2018	Co-founded USCF in 2005 and has served as a Management Director since May 2005 and Chief Operating Officer since August 2016; Portfolio Manager for the United States Commodity Index Funds Trust since January 2013; Treasurer of USCF from June 2005 - February 2012; Assistant Secretary and Assistant Treasurer of USCF Advisers since June 2013; Prior to and concurrent with his services to USCF, from January 1999 - January 2013, Mr. Ngim served as Managing Director for Ameristock Corporation which he co-founded in March 1995 and was Co-Portfolio manager of Ameristock Mutual Fund, Inc. from January 2000 - January 2013; Portfolio Manager for USCF ETF Trust since 2014.	Four	Management Director of USCF since May 2005.
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Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Kenneth Kalina c/o ACA Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer and AML Officer	Chief Compliance Officer and AML Officer since 2022	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017).	N/A	N/A
Daphne G. Frydman Year of Birth: 1974	Chief Legal Officer; Secretary	Chief Legal Officer since May 2018; Secretary since 2021.	General Counsel of USCF and USCF Advisers since May 2018; Director of Compliance of USCF since May 2022; Deputy General Counsel of USCF from May 2016 - April 2018; Assistant Secretary from October 2016 – May 2018; Partner at Sutherland Asbill & Brennan LLP from January 2011 - April 2016; and counsel and associate at the same from 2009 - 2010 and from 2001 - 2008, respectively.	N/A	N/A
(1)	The address of each Trustee and officer, unless otherwise noted, is c/o USCF ETF Trust, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.
(2)	The Trustees and Officers serve until their successors are duly elected and qualified.
(3)	Messrs. Gerber, Crumbaugh and Ngim are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with the Adviser.
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Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation, and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors.

The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Funds’ financial statements and the independent auditors thereof; (iii) oversee or, as appropriate, assist Board oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board has adopted a written charter for the Audit Committee. Each of the Independent Trustees serves on the Trust’s Audit Committee. Mr. Henderson is the chairperson of the Audit Committee. During the fiscal year ended June 30, 2022, the Audit Committee met six (6) times.

Nominating Committee. The Nominating Committee has been established to: (i) assist the Board in matters involving fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust, the Adviser, or the Distributor (as the term “interested persons” is defined in the 1940 Act); and (iii) advise the Board on ways to improve its effectiveness. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Prospectuses and should be directed to the attention of the USCF ETF Trust Nominating Committee. The following Independent Trustees serve on the Trust’s Nominating Committee: Messrs. Gard, Wilson, and Schwartz. During the fiscal year ended June 30, 2022, the Nominating Committee did not meet.

Individual Trustee Qualifications

The Trust has concluded that the Trustees should serve on the Board because of their collective ability to review and understand information about the Trust and the Funds, to identify and request information that they deem relevant to the performance of their duties, to question management and service providers regarding the operation and administration of the Trust and the Funds, and to exercise their business judgment in a manner that serves the best interest of each Fund’s shareholders.

The Trust has also concluded that the Trustees should serve on the Board based on their individual experiences, qualifications, attributes, and skills. In concluding that Thomas E. Gard should serve as a Trustee, the Board considered his extensive accounting background, including the fact that he served as the partner-in-charge of Armanino LLP’s audit department for over 10 years. In concluding that Jeremy Henderson should serve as a Trustee, the Board considered his extensive business background, including the fact that he served as a managing director at Societe Generale for 16 years. In concluding that John D. Schwartz should serve as Trustee, the Board considered his extensive business background and the number of years for which he has served in a senior executive position. In concluding that H. Abram Wilson should serve as Trustee, the Board considered his past experience as a banker and federal funds trader and his role in serving on San Ramon’s finance committee. In concluding that Nicholas D. Gerber should serve as a Trustee, the Board considered his broad business experiences in the industry including: forming and managing investment companies and commodity pools, raising capital for such entities, and founding and managing non-finance related companies. In concluding that Stuart P. Crumbaugh should serve as a Trustee, the Board considered his background in accounting and finance, as well as his experience as an Independent Trustee of the Trust. In concluding that Andrew F Ngim should serve as a Trustee, the Board considered his background as a portfolio manager for the Ameristock Mutual Fund, as well as his experience with United States Commodity Funds LLC.

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Trustees’ Ownership of Fund Shares

As of June 30, 2022, the Trustees owned the following amounts of securities in the Funds, and in all funds in the same family of investment companies as the Funds:

Name of Person, Position	Dollar Range of Equity Securities in SDCI	Dollar Range of Equity Securities in GLDX	Aggregate Dollar Range Of Equity Securities In All Funds Overseen by the Trustee in Family of Investment Companies
Independent Trustees
Thomas E. Gard	None	None	None
Jeremy Henderson	None	None	None
John D. Schwartz	None	None	None
H. Abram Wilson	None	None	None
Interested Trustees
Nicholas D. Gerber	None	None	None
Andrew F Ngim	None	None	None
Stuart P. Crumbaugh	None	$10,001 – $50,000	$10,001 – $50,000

Board Compensation

Currently, each Independent Trustee receives annual compensation of $25,000, with 1/3 of that amount being paid in the form of an annual retainer at the beginning of the year, and the remaining 2/3 paid in quarterly installments contingent on attendance at that quarter’s quarterly Board meeting. For each special Board Meeting, each Independent Trustee receives $500. The Chair of the Audit Committee receives an annual retainer of $500 at the beginning of the Trust’s fiscal year on July 1. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings. Trustee fees are paid by the Adviser as part of its unitary fee arrangement with the Funds.

The table below details the amount of compensation the Trustees received from the Adviser for service on the Board during the fiscal year ended June 30, 2022. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex Paid to Trustees
Independent Trustees
Thomas E. Gard	$25,500	$25,500
Jeremy Henderson	$26,000	$26,000
John D. Schwartz	$25,500	$25,500
H. Abram Wilson	$25,500	$25,500
Interested Trustees
Nicholas D. Gerber	$0	$0
Stuart P. Crumbaugh	$0	$0
Andrew F Ngim	$0	$0

Code of Ethics

The Trust, the Adviser, the Sub-Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by SDCI and GLDX to the Adviser and Sub-Adviser, respectively. The Adviser and Sub-Adviser will vote such proxies in accordance with their proxy policies and procedures, summaries of which are included in Appendix A and Appendix B, respectively, to this SAI. The Board will periodically review the Funds’ proxy voting records.

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The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX during the most recent 12-month period ended June 30 and file it with the SEC no later than August 31 of each year. The Funds’ Form N-PX filing will be available at no charge upon request by calling 1-866-909-9473. It will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. A shareholder who controls a Fund may be able to control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of September 30, 2022, SDCI had 400,000 shares outstanding; and GLDX had 125,000 shares outstanding. As of that date, the Board and the Trust’s officers as a group did not own any of SDCI’s outstanding shares; and owned less than 1% of the outstanding shares of GLDX.

Although the Trust does not have information concerning the beneficial ownership of shares nominally held by DTC, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund, as of September 30, 2022, is set forth below.

SDCI

Name & Address	Percent of Fund
Charles Schwab, 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	24.7%
Raymond James, 880 Carilion Parkway, Saint Petersburg, FL 33716	16.7%
Pershing, One Pershing Plaza, Jersey City, NJ 07399	15.1%
JP Morgan Securities /JP Morgan Chase, 500 Stanton Christiana Rd., NCC5, Newark, DE 19713	8.8%
National Financial Services LLC, 499 Washington Blvd., Jersey City, NJ 07310	9.2%
TD Ameritrade, 200 S 108th Ave., Omaha, NE 68154-2631	6.9%

GLDX

Name & Address	Percent of Fund
Stifel, 501 N Broadway, One Financial Plaza, St. Louis, MO 63102	40%
JP Morgan Securities /JP Morgan Chase, 500 Stanton Christiana Rd., NCC5, Newark, DE 19713	31.3%
E*Trade, 200 Hudson Street, Suite 501, Jersey City, NJ, 07311	8.5%
TD Ameritrade, 200 S 108th Ave., Omaha, NE 68154-2631	5.1%

PORTFOLIO TURNOVER

Changes may be made in each Fund’s portfolio consistent with the investment objective and corresponding investment policies of the Fund when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio holdings for the fiscal year by (2) the monthly average of the value of portfolio holdings owned during the fiscal year. A 100% turnover rate would occur if all the holdings in each Fund’s portfolio holdings, with the exception of holdings whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

During the fiscal year ended June 30, 2021, SDCI’s portfolio turnover rate was 0% of the average value of its portfolio. During the fiscal year ended June 30, 2022, SDCI’s portfolio turnover rate was 0% of the average value of its portfolio.

During the fiscal period from November 2, 2021 (inception) through June 30, 2022, GLDX’s portfolio turnover rate was 0% of the average value of its portfolio.

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MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section of each Fund’s Prospectus entitled “Management.”

Adviser

The Adviser serves as investment adviser to the Funds and has overall responsibility for the general management and administration of the Trust pursuant to the investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”). The Adviser also serves as investment adviser to each Subsidiary, pursuant to a Subsidiary Advisory Agreement between the Adviser and each Subsidiary (each a “Subsidiary Advisory Agreement” and together with the Advisory Agreement, the “Advisory Agreements”).

Under the Advisory Agreements, the Adviser, subject to the supervision of the Board, provides an investment program for each Fund and its Subsidiary. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund and its Subsidiary. The Adviser is responsible for the retention of sub-advisers to manage the investment of each Fund’s and Subsidiary’s assets in conformity with its investment policies if the Adviser does not provide these services directly. SDCI does not currently intend to retain a sub-adviser. The Adviser also arranges for the provision of distribution, transfer agency, custody, administration, and all other services necessary for the Funds and Subsidiaries to operate.

In addition to providing advisory services, the Adviser also: (i) supervises all non-advisory operations of the Funds and Subsidiaries; (ii) provides personnel to perform such executive, administrative, and clerical services as are reasonably necessary to provide effective administration of the Funds and Subsidiaries; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Trust’s registration statement, and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Funds’ and Subsidiaries’ records; and (v) provides office space and all necessary office equipment and services.

The Advisory Agreement will continue in effect from year to year with respect to each Fund provided such continuance is specifically approved at least annually by (i) the vote of a majority of each Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreements will terminate automatically if “assigned” (as defined in the 1940 Act). The Advisory Agreements are also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Funds on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust.

Sub-Adviser to GLDX and its Subsidiary

The Sub-Adviser (along with the Adviser and subject to the Adviser’s oversight) supervises and manages the investment portfolio of GLDX and its Subsidiary and directs the purchase and sale of the Fund’s and Subsidiary’s investments. The Sub-Adviser serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”) and serves as the Sub-Adviser to the Subsidiary pursuant to a Sub-Advisory Agreement between the Subsidiary and the Sub-Adviser (the “Subsidiary Sub-Advisory Agreement” and together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”).

The Sub-Advisory Agreements provide for an initial two-year term after the date the Fund commenced operations. The Sub-Advisory Agreements will continue in effect with respect to the Fund and the Subsidiary from year to year thereafter, provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Board, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreements will terminate automatically if “assigned” (as defined in the 1940 Act). The Sub-Advisory Agreements are also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Sub-Adviser or by the Sub-Adviser on 60 days’ written notice to the Trust.

Sub-Adviser to SDCI’s Wholly-Owned Subsidiary

The Sub-Adviser (along with the Adviser and subject to the Adviser’s oversight) supervises and manages the commodity trading account of SDCI’s wholly-owned subsidiary. The Sub-Adviser serves as the sub-adviser to the Subsidiary pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Subsidiary Sub-Advisory Agreement”).

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The Subsidiary Sub-Advisory Agreement provides for an initial two-year term. The Subsidiary Sub-Advisory Agreement will continue in effect with respect to the Subsidiary from year to year thereafter, provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Board, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The Subsidiary Sub-Advisory Agreement will terminate automatically if “assigned” (as defined in the 1940 Act). The Subsidiary Sub-Advisory Agreement is also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Sub-Adviser or by the Sub-Adviser on 60 days' written notice to the Trust.

Advisory and Sub-Advisory Fees

SDCI

Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, payable monthly, at the annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through October 31, 2023 to waive 0.20% of its management fees. The agreement may be amended or terminated prior to October 31, 2023 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2023, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.

As compensation for the services that it provides to SDCI’s Subsidiary, including selecting the Commodity-Linked Investments in which the Subsidiary invests, the Sub-Adviser receives a management fee of 0.06% of the Fund’s average daily net assets, which is calculated daily and paid monthly by the Adviser out of its advisory fee.

The following table sets forth total compensation received by the Adviser from SDCI for the fiscal year(s) indicated:

	Fees Earned by the Adviser		Advisory Fees Waived	Net Fees Earned by the Adviser	Expenses Reimbursed	Amount Subject to Recoup-ment
Fiscal Year Ended June 30, 2020	$43,695	[1]	$8,128	$35,567	$0	$0
Fiscal Year Ended June 30, 2021	$30,842	[2]	$7,710	$23,132	$0	$0
Fiscal Year Ended June 30, 2022	$70,568	[3]	$17,642	$52,926	$0	$0

[1]	$12,692 of the fee received by the Adviser was paid to the Sub-Adviser.
[2]	$8,807 of the fee received by the Adviser was paid to the Sub-Adviser.
[3]	$24,026 of the fee received by the Adviser was paid to the Sub-Adviser.

GLDX

Pursuant to the Investment Advisory Agreement, the Fund will pay the Adviser an annual unitary management fee based upon the Fund’s average daily net assets at the rate of 0.45%. In connection with the annual unitary management fee, the Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.

As compensation for the services that it provides Fund, the Sub-Adviser receives a sub-advisory fee of 0.15% of the Fund’s average daily net assets, which is calculated daily and paid monthly by the Adviser out of its annual unitary management fee.

The following table sets forth total compensation received by the Adviser from GLDX for the fiscal period from November 2, 2021 (the date of inception) through June 30, 2022:

	Fees Earned by the Adviser		Net Fees Earned by the Adviser
Fiscal Period Ended June 30, 2022	$9,173	[1]	$9,173

[1]	Because the Sub-Adviser has agreed to waive its fee at certain asset levels, $0 of the fee received by the Adviser was paid to the Sub-Adviser.

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Portfolio Managers

SDCI

Andrew F Ngim, a Managing Director and Portfolio Manager for the Adviser, and Seth Lancaster, a Portfolio Manager for the Adviser, are primarily responsible for the day-to-day management of the Fund.

The following table provides information about the other accounts for which Mr. Ngim and Mr. Lancaster are primarily responsible. The reporting information is provided as of September 30, 2022:

	Andrew F Ngim	Seth Lancaster
Registered Investment Companies
Number of Accounts	0	0
Total Assets (in millions)	$0	$0
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0
Other Pooled Investment Vehicles
Number of Accounts	2	0
Total Assets (in millions)	$405.22	$0
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0
Other Accounts
Number of Accounts	0	0
Total Assets (in millions)	$0	$0
Number of Accounts Subject to Performance	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0

GLDX

The persons primarily responsible for the day-to-day management of the Fund are Geetesh Bhardwaj and Jake DeSantis.

The following table provides information about the other accounts for which Messrs. Bhardwaj and DeSantis are primarily responsible. The reporting information is provided as of June 30, 2022:

	Geetesh	Jake
	Bhardwaj	DeSantis
Registered Investment Companies
Number of Accounts	2	2
Total Assets (in millions)	$14	$14
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	$0
Other Pooled Investment Vehicles
Number of Accounts	3	3
Total Assets (in millions)	$22	$22
Number of Accounts Subject to a Performance Fee	3	3
Total Assets Subject to a Performance Fee (in millions)	$22	$22
Other Accounts
Number of Accounts	8	8
Total Assets (in millions)	$303	$303
Number of Accounts Subject to Performance	2	2
Total Assets Subject to a Performance Fee (in millions)	$57	$57

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Material Conflicts of Interest – The Adviser

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager may manage portfolios having substantially the same investment style as the Funds. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to that of the Funds due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased or sold for one portfolio may vary from the performance of securities purchased or sold for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are, or have the potential to be, higher than the advisory fees paid by a Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for the portfolio manager does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation – The Adviser”). In addition, current trading practices do not allow the Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio rebalancing dates also generally vary from portfolio to portfolio.

Material Conflicts of Interest – The Sub-Adviser

Because the Sub-Adviser manages multiple portfolios or accounts for multiple clients, the potential for conflicts of interest exists. The Sub-Adviser will devote so much of its time and effort to the affairs of the Fund as may, in its judgment, be necessary to accomplish the purposes of the Fund, and may conduct any other business, including any business within the securities industry, whether or not such business is in competition with the Fund. The Sub-Adviser may manage portfolios or accounts having substantially the same investment style as the Fund. However, the portfolios managed by the Sub-Adviser may not have portfolio compositions identical to those of the Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The Sub-Adviser may purchase or sell short securities for one portfolio and not another portfolio, and the performance of securities purchased or sold short for one portfolio or account may vary from the performance of securities purchased or sold short for other portfolios or accounts. The Sub-Adviser may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Sub-Adviser may purchase a security in one portfolio or account while appropriately selling that same security in another portfolio or account. To the extent a particular investment is suitable for both the Fund and other clients of the Sub-Adviser, such investments will be allocated between the Fund and the other clients pro rata based on assets under management or in some other manner that the Sub-Adviser determines is fair and equitable under the circumstances to all clients, including the Fund. From the standpoint of the Fund, simultaneous identical portfolio transactions for the Fund and the other clients may tend to decrease the prices received, and increase the prices required to be paid, by the Fund for its portfolio sales and purchases. In addition, some of these portfolios or accounts have fee structures that are, or have the potential to be, higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.

Compensation – The Adviser

The Adviser compensates its portfolio management personnel through cash remuneration. The cash portion consists of market-based base salary and a year-end discretionary bonus. Base salary is determined by the employee’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The discretionary cash component is driven by both individual performance and the performance of the firm overall, as measured by assets under management, revenues, and profitability.

Compensation – The Sub-Adviser

The Sub-Adviser compensates its non-partner level portfolio management personnel through cash remuneration. The cash portion consists of market-based base salary and a year-end discretionary bonus. Base salary is determined by the employee’s experience and performance in the role. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The discretionary cash component is driven by both individual performance and the performance of the firm overall, as measured by assets under management, revenues, and profitability. Partner-level portfolio management personnel receive a base salary and an allocated portion of the annual profits of the Sub-Adviser.

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Ownership of Securities

The portfolio managers do not own shares of the Funds.

OTHER SERVICE PROVIDERS

Administrator, Custodian, and Transfer Agent

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), The Bank of New York Mellon (“BNY Mellon”) serves as Administrator for the Funds. BNY Mellon’s principal address is 240 Greenwich Street, New York, New York 10286. Under the Administration Agreement, BNY Mellon provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Trust and the Funds.

As the Administrator, BNY Mellon assists with the overall administration of the Trust and the Funds, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds.

BNY Mellon also serves as custodian of the Funds’ assets. BNY Mellon has agreed to (1) make receipts and disbursements of money on behalf of the Funds; (2) collect and receive all income and other payments and distributions on account of the Funds’ portfolio investments; and (3) make periodic reports to the Funds concerning the Funds’ operations. BNY Mellon does not exercise any supervisory function over the purchase and sale of securities.

BNY Mellon also serves as transfer agent and dividend paying agent for the Funds. BNY Mellon has agreed, among other duties, to (1) issue and redeem shares of the Funds; (2) make dividend and other distributions to shareholders of the Funds; (3) maintain shareholder accounts; (4) maintain certain books and records relating to, among other things, the issuance and redemption of fund shares, dividend records, and year- end tax statements and forms; and (5) make periodic reports to the Funds.

As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly by the Adviser.

The following table sets forth the compensation received by (i) Brown Brothers Harriman & Co. (“BBH”) for its roles as administrator, custodian, transfer agent, and securities lending agent during the fiscal year ended June 30, 2020, and (ii) BNY Mellon for its roles as administrator, custodian, and transfer agent during the fiscal years ended June 30, 2020, 2021 and 2022.

Fiscal Year	Total Compensation Received

2020	$319,925	[1]
2020	$46,799	[2]
2021	$175,775
2022	$180,045

[1]	For fiscal year ended June 30, 2020, this figure represents the Administrator fee compensation received by BBH for serving as the Fund’s Administrator until March 31, 2020.

[2]	For fiscal year ended June 30, 2020, this figure represents the Administrator fee compensation received by BNY Mellon serving as the Fund’s Administrator commencing April 1, 2020.

Distributor

ALPS Distributors, Inc., the Distributor, is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

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As compensation for the foregoing services, the Distributor receives certain out of pocket costs and asset-based fees, all of which are paid by the Adviser out of its own assets. The Distributor receives no compensation from the Trust.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Independent Registered Public Accounting Firm

Spicer Jeffries LLP (“Spicer Jeffries”), 4601 DTC Boulevard, Suite 700, Denver, CO 80237, serves as independent registered public accounting firm to the Trust and the Funds. Spicer Jeffries performs the annual audit of the financial statements of the Funds; prepares the Funds’ U.S. federal, state, and excise tax returns; and advises the Funds on matters of accounting and U.S. federal and state income taxation.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as legal counsel to the Trust and the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions (which may be affiliates of the Adviser or Sub-Adviser), and the negotiation of brokerage commissions. The Funds may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or over-the-counter securities and securities listed on an exchange) and agency NASDAQ or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

The Funds will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities are traded on an exchange, the Funds’ policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser and Sub-Adviser believe that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser and Sub-Adviser will rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar figure appropriate for those services is not ascertainable.

The Adviser and Sub-Adviser do not consider sales of shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

As permitted by Section 28(e) of the Exchange Act, the Adviser or Sub-Adviser may cause the Funds to pay a broker-dealer a commission for effecting a securities transaction for the Funds that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser makes a good faith determination that the broker’s commission paid by the Funds is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities to the Funds and its other investment advisory clients. The practice of using a portion of the Funds’ commission dollars to pay for brokerage and research services provided to the Adviser or Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

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Research products and services may include, but are not limited to, general economic, political, business, and market information and reviews; industry and company information and reviews; evaluations of securities and recommendations as to the purchase and sale of securities; financial data on a company or companies; performance and risk measuring services and analysis; stock price quotation services; computerized historical financial databases and related software; credit rating services; analysis of corporate responsibility issues; brokerage analysts’ earnings estimates; computerized links to current market data; software dedicated to research; and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance, and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser or Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or Sub-Adviser from its own funds, and not by portfolio commissions paid by the Funds.

Neither the Adviser nor the Sub-Adviser has utilized soft dollars in connection with the management of either Fund.

Brokerage Commissions Paid

For the fiscal year ended June 30, 2020, SDCI paid brokerage commissions in the amount of $6,500. For the fiscal year ended June 30, 2021, the Fund paid brokerage commissions in the amount of $3,482. For the fiscal year ended June 30, 2022, the Fund paid brokerage commissions in the amount of $6,385.

For the fiscal period from November 2, 2021 (the date of inception) through June 30, 2022, GLDX paid brokerage commissions in the amount of $1,227.

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Disclosure Policy

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Trust, including the Adviser and Sub-Adviser. The Policy is designed to ensure that the disclosure of information about the Funds’ portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Funds.

The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including the Funds’ website, www.uscfinvestments.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Listing Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund.

The Trust, Adviser, Sub-Adviser, custodian, and Distributor will not disseminate non-public information concerning the Trust or the Funds.

Daily access to the Funds’ portfolio holdings is permitted to personnel of the Adviser, Sub-Adviser, the Distributor, the administrator, the custodian and the Trust’s other agents and service providers who have need of such information in connection with the ordinary course of their respective duties to the Funds. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings.

Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and provides that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

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ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on November 8, 2013, and has authorized capital of an unlimited number of shares of beneficial interest par value $0.001, which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholder meeting if the 1940 Act does not require such a meeting. Generally, annual meetings of Trust shareholders will not be held. Meetings of Shareholders shall be called by the Secretary upon the written request of the holders of no less than 25% of the outstanding shares entitled to vote upon the matter requested. Such request shall state the purpose of such meeting and the matters proposed to be acted upon. Shareholders holding two-thirds of the outstanding shares of the Trust may remove a Trustee from office by votes cast at a meeting of Trust shareholders or by written consent.

All shares of the Trust are freely transferable; provided, however, that shares may not be redeemed individually, but only in Creation Units. The shares will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that only shares of a particular series may be entitled to vote on a matter affecting that series. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Funds.

The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of each Fund’s shareholders held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust’s obligations, and this risk should be considered remote. If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “Book Entry.”

The Depository Trust Company (“DTC”) acts as securities depository for the Funds’ shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

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Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows: Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at: www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells shares of the Funds only in Creation Units on a continuous basis through the Distributor at the NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of the Prospectuses, the NYSE observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. A Business Day closes at the time as of which the Funds calculate their NAVs.

Deposit Cash. Creation Units of the Funds are issued for cash, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a transaction fee, as discussed below.

Fund Deposit. The Funds generally accept only cash for the purchase of a Creation Unit. However, the Funds reserve the right to permit or require Creation Units to be issued in-kind, in certain circumstances, although they do not currently expect to do so. If a Fund permits an in-kind transaction, the consideration for purchase of a Creation Unit of shares consists of Deposit Securities constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from a Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

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BNY Mellon, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time), either the Deposit Cash amount or the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the applicable Fund. Such Deposit Cash amount or Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced Fund Deposit amount or composition of the Deposit Securities is made available.

Procedures for Creation of Creation Units. To be eligible to place orders for a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders must be placed for one or more Creation Unit-sized aggregations of shares (50,000 shares for SDCI or 25,000 shares for GLDX). All orders for Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 10:30 a.m. Eastern Time on a Business Day (the “Cut-off Time’) in order for the creation of Creation Unit to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order for Creation Units is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation and Redemption Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders for Creation Units shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Cut-off Time on the Transmittal Date.

Orders for creation or redemption that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Cash or Deposit Securities and Cash Component.

Placement of Creation Orders and Redemption Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits or Deposit Cash, as applicable, transferred through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through BNY Mellon to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order or redemption order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Cash (or the Deposit Securities and the Cash Component, if applicable) to the Trust, together with such additional information as may be required by the Distributor. An order for Creation Units made through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Cut-off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

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Acceptance of Orders for Creation Units. The Funds reserve the right to reject a creation order transmitted to it by the Distributor with respect to a Fund if, for reasons including but not limited to, (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Listing Exchange for that date by BNY Mellon, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor, and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, BNY Mellon, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits or Deposit Cash nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee of $350. Each Fund reserves the right to waive transaction fees, if doing so is in the best interest of the Fund.

The Funds may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

For the Funds, shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Funds through BNY Mellon and only on a Business Day. The Trust will not redeem shares in amounts less than the size of a Creation Unit. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

The Funds will generally provide cash in exchange for a Creation Unit. If the Funds elect to offer or require in kind redemptions, BNY Mellon, through the NSCC, will make available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the designated portfolio of securities (“Fund Securities”) per each Creation Unit that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to creations of Creation Units.

In times when in kind redemptions are provided, the redemption proceeds for a Creation Unit generally consist of Fund Securities — as announced by BNY Mellon on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process. For a Fund, orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by BNY Mellon not later than the Cut-off Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed, such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after the Cut-off Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite cash amount or the Fund Securities and the Cash Redemption Amount, as applicable, will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

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Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a redemption transaction fee of $350 assessed per transaction. Each Fund reserves the right to waive transaction fees, if doing so is in the best interest of the Fund.

Each Fund may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are effecting transactions in shares of a Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if a fund’s prospectus is made available upon request at the national securities exchange on which the shares of such fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “Determination of Net Asset Value.”

The NAV per share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund’s shares is typically calculated each day that the Listing Exchange is open for regular trading as of 2:30 p.m. Eastern Time for SDCI and as of 4:00 p.m. Eastern Time for GLDX. If regular trading on the Listing Exchange closes earlier than 2:30 p.m. Eastern Time or 4:00 p.m. Eastern Time on a given day, the NAV of SDCI and GLDX, respectively, will be calculated as of that earlier time. The NAV of the liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing a Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security, the Fund must use such security’s fair value as determined in good faith in accordance with the Trust’s Fair Value Pricing Procedures, which are approved by the Board.

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Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

The value of a Fund’s portfolio securities is based on such securities’ closing price on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, each Fund may fair value foreign equity portfolio securities each day the Fund calculates its NAV. Accordingly, each Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

DIVIDENDS AND DISTRIBUTIONS

General Policies

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Dividends and Distributions.”

Dividends from net investment income are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each Fund, net of expenses of each Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of each Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

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TAXATION

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and the purchase, ownership and disposition of Fund shares. It is based upon the Code, the Treasury regulations promulgated thereunder, judicial authorities, and administrative rulings, published guidance and practices as in effect as of the date of this SAI, all of which are subject to change (possibly with retroactive effect), including the following information which also supplements and should be read in conjunction with the section in the Prospectuses entitled “Tax Information.” Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Funds and the purchase, ownership and disposition of Fund shares. It is based upon the Code, the Treasury regulations promulgated thereunder, judicial authorities, and administrative rulings, published guidance and practices as in effect as of the date of this SAI, all of which are subject to change (possibly with retroactive effect), including the following information which also supplements and should be read in conjunction with the section in the Prospectuses entitled “Tax Information.”

This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting the Trust or Fund shareholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions; broker dealers; insurance companies; tax-exempt organizations; partnerships and pass-through entities; persons holding shares in connection with a hedging, straddle, conversion, or other integrated transaction; non-U.S. shareholders (as defined below) engaged in a trade or business in the U.S. and who hold shares in connection with such business (determined under applicable U.S. federal income tax laws); or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. shareholders present in the U.S. for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift taxation or foreign, state, or local tax considerations. This discussion assumes that shareholders hold their shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of Fund shares who is for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the United States;
•	A corporation or other entity treated as a corporation, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	A trust if either (i) a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all its substantial decisions, or (ii) if the trust was in existence on August 20, 1996, it was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. Shareholder” generally is a beneficial owner of Fund shares who is neither a U.S. Shareholder nor a partnership (or an entity or arrangement classified as a partnership for U.S. federal income tax purposes). Non-U.S. Shareholders that hold Fund shares as part of a U.S. trade or business should consult their own tax adviser as to the tax consequences of holding and disposing of Fund shares.

If a partnership, or other entity or arrangement treated as a partnership, for U.S. federal income tax purposes, holds Fund shares, the U.S. federal income tax treatment of the partnership and each partner generally depends on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership (and any partner in such partnership) considering an investment in Fund shares should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership, and disposition of shares by the partnership.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares will depend on the facts of his, her, or its particular situation. The Trust encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal income, estate and gift tax laws; state, local, and foreign tax law; eligibility for the benefits of any applicable tax treaty; and the effect of any possible changes in the tax laws.

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Tax Treatment of the Funds

Election to be Taxed as a RIC. Each Fund intends to elect to be treated and qualify thereafter as a RIC under subchapter M of the Code. To qualify as a RIC, a Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be eligible for tax treatment as a RIC, the Fund must distribute to its shareholders, for each taxable year, at least 90% of the sum of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”) plus its net tax-exempt interest income (which is the excess of gross tax-exempt interest income over certain disallowed deductions), if any.

Taxation as a RIC.

If a Fund:

•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement,

then the Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it timely distributes (or is deemed to distribute) to shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to shareholders.

To qualify as a RIC, a Fund must, among other things:

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and
•	diversify its holdings so that, at the end of each quarter of each taxable year:
o	at least 50% of the value of total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs, and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer, and
o	not more than 25% of the value of total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, hereinafter the “Diversification Tests.”

The Funds intend to distribute annually all or substantially all of such income. The Funds may choose to retain net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax.

U.S. Federal Excise Tax. A Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year an amount equal to at least the sum of 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and (iii) any previously recognized as undistributed ordinary income or capital gain net income that the Fund recognized in preceding years, but were not distributed during such years, and on which the Fund did not pay any U.S. federal income tax. The Fund intends to make distributions necessary to avoid the 4% U.S. federal excise tax.

Failure to Maintain RIC Status. If a Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to U.S. federal income tax imposed at applicable corporate rates on all of its taxable income derived in that year, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions by the Funds to their shareholders generally will be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits and possibly eligible for (i) in the case of a non-corporate Fund shareholder, treatment as a qualifying dividend (as discussed below) taxable at the same maximum tax rates applicable to long-term capital gains or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction.

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Distributions in excess of a Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. If a Fund fails to qualify as a RIC for a period greater than two taxable years, in order to qualify as a RIC in a subsequent year the Fund may be subject to regular corporate tax on any net built-in gains with respect to certain of the Fund assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) that the Fund elects to recognize on requalification or when recognized over the next five years.

Recognition of Income Prior to Receiving Cash. With respect to some or all of their investments, the Funds may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. A Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Foreign Investments and Taxes. Investment income and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Tax Information about Investments in Commodities and the Subsidiary

Income from commodities is generally not qualifying income for purposes of the RIC source-of-income requirements. Consistent with this general statement, the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the RIC source-of-income requirements. The IRS subsequently issued a revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for this purpose.

If a Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or “CFC,” it may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or 10% or more of the total value of all classes of shares of a corporation. If a Fund is treated as receiving a deemed distribution from a CFC, it will be required to include such distribution in its investment company taxable income regardless of whether it receives any actual distributions from such CFC, and it must distribute such income to satisfy the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

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As discussed above, each Fund intends to gain exposure to the commodities market primarily through its investment in a Subsidiary. Each Fund expects that its Subsidiary will be treated as a controlled foreign corporation or “CFC,” and that the Fund will be required to include the income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. Recently, the IRS and the U.S. Department of the Treasury issued final regulations consistent with the private rulings discussed above in which it concluded that, even if the CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as such income was derived with respect to a RIC’s business of investing in stock, securities, or currencies. As a result, each Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of a Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

In addition, to maintain its qualification as a RIC, each Fund intends to limit its investment in its Subsidiary so that it does not constitute more than 25% of its total assets as of the end of any quarter. Each Fund also intends to limit its investments in other commodity-linked derivatives in an effort to maintain its qualification as a RIC.

PFIC Investments. Each Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (or “PFIC”) for U.S. federal income tax purposes. As a result, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if the Fund makes a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by it to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, each Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, each Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified electing fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Nonetheless, the Fund would be required to timely distribute such income to shareholders in order to satisfy the Annual Distribution Requirement and to eliminate its liability for corporate-level U.S. federal income tax and the 4% U.S. federal excise tax (described above).

Income inclusions from a qualified electing fund will be “good income” for purposes of the 90% Gross Income Test provided that they are derived in connection with the Fund’s business of investing in stocks and securities or the qualified electing fund distributes such income to the Fund in the same taxable year to which the income is included in the Fund’s income.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income, expenses, or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Special or Uncertain Tax Consequences. Each Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions. Each Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

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Each Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of a Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio, or take other action in order to comply with the final determination.

Tax Treatment of U.S. Shareholders

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Fund shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s investment company taxable income (i.e., net investment income and net short-term capital gains) are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of a Fund’s realized net long-term capital gains in excess of realized net short-term capital losses properly reported by the Fund as “capital gain dividends” are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s shares.

“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of the Funds may qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for 45 days or less (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Distributions in excess of earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Any distributions reinvested in additional shares will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted tax basis in the additional shares equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are acquired by the U.S. shareholder.

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Each Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, a Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the adjusted tax basis of the Fund shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 20%. In addition, Fund distributions of qualifying dividend income to non-corporate Fund shareholders may qualify for taxation at long-term capital gain rates.

Investors considering buying Fund shares just prior to a distribution should be aware that, although the price of a Fund’s shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Fund Shares. A U.S. shareholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of Fund shares in an amount equal to the difference between the amount realized on the disposition of the shares and the U.S. shareholder’s adjusted tax basis in the shares. Generally, gain recognized by a U.S. shareholder on the disposition of Fund shares will result in capital gain or loss to a U.S. shareholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. shareholder upon the disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. shareholder. A loss recognized by a U.S. shareholder on a disposition of Fund shares will be disallowed as a deduction if the U.S. shareholder acquires additional Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss.

Issuance and Redemption of Creation Units. With respect to in kind transactions, on an issue of shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Fund shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate adjusted tax basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). With respect to in kind transactions, on a redemption of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s adjusted tax basis in the redeemed Fund shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Fund shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Fund shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

Foreign Tax Credits. Each Fund may be subject to foreign income taxes and may be able to elect to pass-along such credit to its shareholders. If this election is available and a Fund elects such treatment, the amount of such credit will be treated as an additional distribution by the Fund and, subject to various limitations of the Code, its shareholders will be entitled to claim a foreign tax credit to offset their tax liability. Please consult your tax advisor regarding whether you will be able to use such credit against your tax liability.

Medicare Tax. In addition, if applicable to a shareholder, a 3.8% Medicare tax will be imposed on net investment income. Please consult your tax advisor regarding this tax.

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Back-Up Withholding. A Fund may be required to report backup withhold from all distributions to any shareholder of the Fund (1) who fails to furnish the Fund with a correct U.S. taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The taxpayer identification number of an individual who is a U.S. Shareholder generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Tax Shelter Reporting Regulations. If the Fund shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual Fund shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the Fund shareholder must file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Special Issues for Non-U.S. Shareholders

In general. Non-U.S. Shareholders who do not hold Fund shares as part of a U.S. trade or business generallywill be subject to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty) on distributions of the Fund’s ordinary income unless an exception applies. Subject to the discussion regarding backup withholding and FATCA, defined below, no withholding is generally required with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent the Fund properly reports such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. The Fund anticipates that a portion of distributions will be eligible for this exception from withholding; however, the Fund cannot determine what portion of distributions (if any) will be eligible for this exception until after the end of their taxable year. No certainty can be provided that any distributions will be reported as eligible for this exception.

Under current law, a Non-U.S. Shareholder who does not hold Fund shares as part of U.S. trade or business generally is not subject to U.S. federal income tax on gain realized on a sale or exchange of Fund shares unless (i) in the case of an individual Non-U.S. Shareholder, such shareholder is physically present in the U.S. for at least 183 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the Non-U.S. Shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” and the Non-U.S. Shareholder actually or constructively held more than 5% of the Fund shares of the same class. In the case of a disposition described in clause (ii) of the preceding sentence, the gain generally would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the applicable rate. The Trust does not anticipate that the Fund will be a U.S. real property holding corporation.

Unless treated as a “domestically-controlled” RIC, a Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period more than 50% in value of the RIC’s stock was owned by U.S. persons.

In general, if a Fund is a “U.S. real property holding corporation,” (determined without the exception for “domestically controlled” RICs and publicly-traded RICs) distributions by the Fund attributable to gains from “U.S. real property interests” (including gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will be treated as income effectively connected to a trade or business within the United States, subject generally to tax at the same rates applicable to domestic Fund shareholders and, in the case of a corporate Non-U.S. Shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower rate under an income tax treaty) may apply. Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the Non-U.S. Shareholder to file a U.S. federal income tax return.

Even if a Fund is treated as a U.S. real property holding company, distributions on and sales of the Fund shares will not be treated as income effectively connected with a U.S. trade or business in the case of a Non-U.S. Shareholder owning (for the applicable period) 5% or less (by class) of the Fund shares. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described rules.

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Non-U.S. Shareholders should provide each Fund or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E or an acceptable substitute or successor form for establishing that it is a Non-U.S. Shareholder and establishing an exemption from backup withholding. To claim a credit or refund for any Fund-level U.S. federal income taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding or to claim a benefit under an applicable tax treaty, a Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and may be required to file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Non-U.S. Shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a Fund that would be treated as gain effectively connected with a U.S. trade or business or avoiding withholding tax will be treated as having received such distributions. Non-U.S. Shareholders should consult their tax advisers regarding the application of these rules.

Foreign Account Tax Compliance Act. Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs (i) enter into an agreement with the U.S. Department of the Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the IRS to provide such information and are in compliance with the terms of such IGA and any implementing legislation or regulation. The types of income subject to the tax include U.S.-source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S.- source interest or dividends, the U.S. Department of the Treasury has indicated its intent to eliminate this requirement in proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of the Fund shareholder and the status of the intermediaries through which they hold their shares, Fund shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, the Fund shareholder might be eligible for refunds or credits of such taxes.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of a Fund to achieve its investment objective. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of the Funds.

Shareholder inquiries may be made by writing to the Trust, c/o USCF Advisers LLC, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.

FINANCIAL STATEMENTS

The Funds’ audited financial statements and report of Spicer Jeffries LLP, as the independent registered public accounting firm, are hereby incorporated by reference to the Annual Report for the Trust for the fiscal period ended June 30, 2022. You can obtain a copy of the Trust’s Annual Report without charge by calling the Fund at 1-800-920-0259 or by visiting www.uscfinvestments.com.

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APPENDIX A – USCF ADVISERS LLC PROXY VOTING GUIDELINES

USCF Advisers LLC (“the Adviser”) has adopted the following policies and procedures (the “Proxy Guidelines”), as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, to ensure that proxies on securities held by its investment advisory clients are voted in the best interests of such clients. These Proxy Policies apply to any investment company registered under the Investment Company Act of 1940 (the “1940 Act”) for which the Adviser serves as an “investment adviser” (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company (the “Client”) has delegated to the Adviser authority to vote proxies on securities held by the investment company and provided that the Adviser has not otherwise delegated such authority to a sub-adviser.

When the Adviser votes proxies for such a Client, it acts as the agent for the Client and is subject to a fiduciary duty to vote proxies in a manner that the Adviser believes is consistent with the best interests of the Client that owns the related security.

General Policy

Unless otherwise directed by the board of directors or trustees of an investment company, it is the policy of the Adviser to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of securities being voted.

Generally, this will mean voting for proposals that the Adviser believes will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Adviser may purchase or hold on behalf of the client.

The Adviser seeks to apply the proxy voting guidelines, discussed below, (the “Voting Guidelines”) in an objective and consistent manner across client accounts and without consideration of any client relationship factors. The Adviser engages a third party as an independent fiduciary to vote all proxies for the Fund.

Application To Specific Proposals

The following examples illustrate how this general policy may apply to proposals submitted by a company’s board of directors (or similar governing body, the “board,” and the individuals comprising a board, the “directors”) for approval or ratification by holders of the company’s voting securities. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE

Generally, the Adviser will vote proxies:

•	In favor of the full slate of directors nominated in an uncontested election;
•	In favor of a proposal to require a company’s audit committee to be comprised entirely of independent directors;
•	In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;
•	In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;
•	In favor of a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and
•	In favor of a proposal to repeal a shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

CAPITAL STRUCTURE

Generally, the Adviser will vote proxies:

•	Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;
•	In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);
•	In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and
•	In favor of a proposal authorizing a stock repurchase program.

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COMPENSATION AND STOCK OPTION PLANS

Generally, the Adviser will vote proxies:

•	In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution (as a general rule, a proposal that would potentially dilute shareholder interest by more than 1.5% per year will be deemed to give rise to undue dilution);
•	Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and
•	Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS

The Adviser will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with this general policy, based upon the Adviser’s analysis of the terms, conditions and anticipated results of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with this general policy, based upon the Adviser’s analysis of the opposing slates and their proposed business strategy. When the company’s board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Adviser will cast its proxies based on its evaluation of the proposed transaction or change to the board. In these circumstances, the Adviser may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

SHAREHOLDER PROPOSALS

The Adviser will generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Adviser generally intends to limit exceptions to this practice to shareholder proposals that the Adviser regards as (a) likely to result in an immediate and favorable improvement in the price of the voted security (b) likely to improve shareholder reporting and financial controls unless such reports or controls do not seem to add materially to the information flow to shareholders or would cost more than the value derived from such reports or controls, or (c) presenting a direct conflict with the interests of the members of the company’s board, rendering it unlikely to be adopted by the board in the absence of shareholder direction (e.g., fund governance proposals relating to the role and tenure of the board members).

Other Investment Companies

From time to time, the Adviser may invest client assets in other investment companies registered under the 1940 Act. If a proposal for an investment company is of a nature addressed elsewhere in these Proxy Policies (e.g., election of directors), the Adviser generally will vote for or against the proposal in accordance with such provisions of these Proxy Policies. The Adviser will generally vote on a case-by-case basis on other investment company proposals. The Adviser will normally vote for the approval of investment advisory agreements, although it will normally vote against agreements that will result in increased advisory fees or other fund expenses unless the increase is justified in light of additional services to be provided. The Adviser will normally vote for changes to investment policies that would not affect materially the investment objective or overall risk level of the fund.

Cost/Benefit Analysis

All proxies that arrive in time to be voted shall be voted upon, except that the Adviser MAY decline to vote a proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting a proxy for the client. (In light of the types of securities in which the Adviser’s clients typically invest, circumstances under which there will be significant costs involved in voting a proxy will arise rarely, if ever.) In addition, the Adviser shall not be obligated to incur any expense to send a representative to a shareholder meeting.

Proposals that could potentially expose the client to legal action will be discussed with such client as appropriate.

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Conflicts of Interest

Because of the limited scope of the business of the Adviser and its affiliates, the Adviser does not expect conflicts between the interests of the Adviser and those of its clients with respect to voting proxies to arise frequently. However, if proxies are being solicited with respect to an issuer that currently or periodically does any business with the Adviser or its affiliates (including, for example, as a broker executing transactions for the Adviser’s clients, or as a customer of an affiliate of the Adviser) the proxy shall be referred to the Adviser’s Chief Compliance Officer before it is voted.

Procedural Matters

The portfolio manager for the particular client shall be responsible for voting proxies for that client (by any means specified in the proxy solicitation), and shall notify the Adviser’s Chief Compliance Officer upon the voting of any proxy. The Chief Compliance Officer will present a quarterly report on proxy voting to the board of directors or trustees of each client, which report shall, among other matters, note any proxies that were voted other than as recommended under this Policy and explain the reason(s) for any such vote.

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APPENDIX B – Proxy Voting Guidelines of SummerHaven Investment Management, LLC

I.              STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Sub-Adviser generally retains proxy-voting authority with respect to securities purchased for its Securities Clients. Under such circumstances, the Sub-Adviser votes proxies in the best interest of those Securities Clients and in accordance with these policies and procedures.

II.             USE OF THIRD-PARTY PROXY VOTING SERVICE

The Sub-Adviser has entered into an agreement with Institutional Shareholder Services Inc. (the “Proxy Voting Service”), an independent third party, for the Proxy Voting Service to provide the Sub-Adviser with its research on proxies and to facilitate the electronic voting of proxies.

The Sub-Adviser has instructed the Proxy Voting Service to execute all proxies in accordance with its recommendations unless otherwise instructed by the Sub-Adviser.

The SEC has expressed its view that although the voting of proxies remains the duty of a registered adviser, an adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser is comfortable that (i) the proxy voting service is independent from the issuer companies on which it completes its proxy research, and (ii) the adviser maintains ongoing oversight of delegated proxy voting functions.

In assessing whether a proxy voting service is independent (as defined by the SEC), the SEC counsels investment advisers that they should not follow the recommendations of an independent proxy voting service without first determining, among other things, that in making this determination the proxy voting service (i) has the capacity and competence to adequately analyze proxy issues, and (ii) is in fact independent and can make recommendations in an impartial manner in the best interests of the adviser’s clients.

At a minimum annually, or more frequently as deemed necessary, the Compliance Officer will seek to ensure that a review of the independence and impartiality of the Proxy Voting Service is carried out, including obtaining certification or other information from the Proxy Voting Service to enable the Sub-Adviser to make such an assessment. The Compliance Officer will also monitor any new SEC interpretations regarding the voting of proxies and the use of third-party proxy voting services and revise the Sub-Adviser’s policies and procedures as necessary.

Proxies relating to securities held in Securities Client accounts will be sent directly to the Proxy Voting Service. If a proxy is received by the Sub-Adviser and not sent directly to the Proxy Voting Service, the Compliance Officer will promptly forward it to the Proxy Voting Service. In the event that (i) the Proxy Voting Service is unable to complete/provide its research regarding a security on a timely basis, (ii) the Compliance Officer or the Proxy Voting Service determines that the Proxy Voting Service has a conflict of interest with respect to voting a proxy, or (iii) the Sub-Adviser has made a determination that it is in the best interests of the Securities Clients for the Sub-Adviser to vote a proxy, the Sub-Adviser’s general proxy-voting procedures are required to be followed, as follows. The Compliance Officer will:

1.	Keep a record of each proxy received;
2.	Forward the proxy to the Portfolio Manager responsible for managing the assets of the Securities Clients on behalf of the Sub-Adviser;
3.	Determine which Securities Clients hold the security to which the proxy relates;
4.	Provide the Portfolio Manager with a list of Securities Clients that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Sub-Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;
5.	Absent material conflicts (see Section V), the Portfolio Manager will determine whether the Sub-Adviser will follow the Proxy Voting Service’s recommendation or vote the proxy directly in accordance with the Sub-Adviser’s voting guidelines. The Portfolio Manager will send his decision on how the Sub-Adviser will vote a proxy to the Proxy Voting Service, or will instruct the Compliance Officer to vote and mail the proxy in a timely and appropriate manner; and
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6.	Perform reconciliations to ensure that all proxies are voted (e.g., reconcile the list of Securities Clients for which the Sub-Adviser has proxy voting obligations against a list of votes cast by the Sub-Adviser or by the Proxy Voting Service for Securities Clients) or that the Sub-Adviser has determined that not voting for a particular Securities Client is appropriate.

III.           VOTING GUIDELINES

To the extent the Sub-Adviser determines to vote a proxy directly (i.e., does not utilize the Proxy Voting Service), the Sub-Adviser will vote such proxy in the best interests of each particular Securities Client, which may result in different voting results for proxies for the same issuer. The Sub-Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its Securities Clients.

•	Generally, the Sub-Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.
•	Generally, the Sub-Adviser will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Sub-Adviser shall determine whether a proposal is in the best interests of its Securities Clients and may take into account the following factors, among others:

•	whether the proposal was recommended by management and the Sub-Adviser’s opinion of management;
•	whether the proposal acts to entrench existing management; and
•	whether the proposal fairly compensates management for past and future performance.

IV.           DISCLOSURE

A.	The Sub-Adviser will disclose in its Form ADV Part 2 that Securities Clients may contact the Compliance Officer via e-mail or telephone in order to obtain information on how the Sub-Adviser voted such Securities Client’s proxies, and to request a copy of these policies and procedures. If a Securities Client requests this information, the Compliance Officer will prepare a written response to the Securities Client that lists, with respect to each voted proxy that the Securities Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how the Sub-Adviser voted the Securities Client’s proxy.
B.	A concise summary of these Proxy Voting Policies and Procedures will be included in the Sub-Adviser’s Form ADV Part 2, and will be updated whenever these policies and procedures are updated.

V.            POTENTIAL CONFLICTS OF INTEREST OF THE SUB-ADVISER

A.	In the event that the Sub-Adviser is directly voting a proxy, the Compliance Officer will examine conflicts that exist between the interests of the Sub-Adviser and its Securities Clients. This examination will include a review of the relationship of the Sub-Adviser, its personnel and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a Securities Client of the Sub-Adviser or an affiliate of the Sub-Adviser or has some other relationship with the Sub-Adviser, its personnel or a Securities Client of the Sub-Adviser.
B.	If, as a result of the Compliance Officer’s examination, a determination is made that a material conflict of interest exists, the Sub-Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the Securities Client. If the proxy involves a matter covered by the voting guidelines and factors described above, the Sub-Adviser will generally vote the proxy in accordance with the voting guidelines. Alternatively, the Sub-Adviser may vote the proxy in accordance with the recommendation of the Proxy Voting Service.
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The Sub-Adviser may disclose the conflict to the affected Securities Clients and, except in the case of Securities Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Securities Clients the opportunity to vote their proxies themselves. In the case of ERISA Securities Clients, if the Investment Management Agreement reserves to the ERISA Securities Client the authority to vote proxies when the Sub-Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Sub-Adviser will give the ERISA Securities Client the opportunity to vote the proxies itself. Absent the Securities Client reserving voting rights, the Sub-Adviser will either vote the proxies in accordance with the policies outlined in Section III “Voting Guidelines” above or vote the proxies in accordance with the recommendation of the Proxy Voting Service.

VI.           PROXY RECORDKEEPING

The Compliance Officer will maintain files relating to the Sub-Adviser’s proxy voting procedures in an easily accessible place. (Under the services contract between the Sub-Adviser and its Proxy Voting Service, the Proxy Voting Service will maintain the Sub-Adviser’s proxy-voting records). Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Sub-Adviser. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;
2.	A copy of each proxy statement that the Sub-Adviser receives regarding Securities Client securities (the Sub-Adviser may rely on third parties or EDGAR);
3.	A record of each vote that the Sub-Adviser casts;
4.	A copy of any document the Sub-Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision. (For votes that are inconsistent with the Sub-Adviser’s general proxy voting polices, the reason/rationale for such an inconsistent vote is required to be briefly documented and maintained); and
5.	A copy of each written Securities Client request for information on how the Sub-Adviser voted such Securities Client’s proxies, and a copy of any written response to any (written or oral) Securities Client’s request for information on how the Sub-Adviser voted its proxies.

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PART C

OTHER INFORMATION

USCF ETF Trust

Item 28. Exhibits

(a)	(1)	Amended and Restated Certificate of Trust of USCF ETF Trust(2)

	(2)	Amended and Restated Declaration of Trust of USCF ETF Trust(2)

(b)		Bylaws of USCF ETF Trust(1)

(c)		See Article 4, Article 8, Section 9.3, and Section 10.3 of USCF ETF Trust’s Amended and Restated Declaration of Trust, dated June 16, 2014, filed as Exhibit (a)(2) to Pre-Effective Amendment No. 1 to the Registration Statement filed on June 27, 2014

(d)	(1)	Investment Advisory Agreement by and between USCF ETF Trust and USCF Advisers LLC, dated as of April 10, 2018(1)

	(2)	Investment Advisory Agreement by and between USCF Cayman Commodity 2 and USCF Advisers LLC, dated as of April 18, 2018(4)

	(3)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of May 29, 2020, on behalf of the USCF Cayman Commodity 2(7)

	(4)	Sub-Advisory Agreement by and between USCF Advisers LLC and Miller/Howard Investments, Inc., dated as of February 18, 2021 (1)

	(5)	Investment Advisory Agreement by and between USCF Cayman Commodity 4 and USCF Advisers LLC, dated as of June 1, 2021(10)

	(6)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of September 20, 2021, on behalf of USCF Gold Strategy Plus Income Fund(10)

	(7)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of September 20, 2021, on behalf of USCF Cayman Commodity 4(10)

(e)	(1)	Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of April 16, 2018(5)

	(2)	Amendment No. 1 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of April 25, 2018(7)

	(3)	Amendment No. 2 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of October 1, 2018(7)

	(4)	Amendment No. 3 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of December 10, 2018(6)

	(5)	Amendment No. 4 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of May 6, 2020(7)

	(6)	Amendment No. 5 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of February 18, 2021(9)

	(7)	Amendment No. 6 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of May 5, 2021(9)

	(8)	Amendment No. 7 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc. dated as of February 22, 2022(1)

	(9)	Amendment No. 8 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc. dated as of May 27, 2022(1)
	(10)	Amendment No. 9 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc. dated as of August 3, 2022(1)

(f)		Not Applicable

(g)	(1)	Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and USCF Cayman Commodity 2, dated March 26, 2020(7)

	(2)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, USCF Cayman Commodity 2 and USCF Cayman Commodity 3, dated February 18, 2021(9)

	(3)	Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and USCF Cayman Commodity 2, dated March 26, 2020(7)

(4)

Amendment to Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, USCF Cayman Commodity 2 and USCF Cayman Commodity 3, dated February 18, 2021(9)

	(5)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated June 1, 2021(10)

	(6)	Amendment to Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated June 1, 2021(10)

	(7)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated May 18, 2022(1)

(h)	(1)	Services and Licensing Agreement by and between USCF Advisers LLC and SummerHaven Index Management, LLC, dated as of April 20, 2018(4)

	(2)	Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and USCF Cayman Commodity 2, dated March 26, 2020(7)

	(3)	Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, dated March 26, 2020(7)

	(4)	Amendment to Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, dated February 18, 2021(9)

	(5)	Management Fee Waiver Letter Agreement by and between USCF Advisers LLC and USCF ETF Trust, dated as of July 28, 2022, on behalf of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund(1)

	(6)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated June 1, 2021(10)

	(7)	Amendment to Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, dated June 1, 2021(10)

	(8)	Amendment to Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, dated May 18, 2022(1)

	(9)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, USCF Cayman Commodity 2 and USCF Cayman Commodity 3, dated May 18, 2022(1)

(i)	(1)	Opinion of Legal Counsel(2)

	(2)	Consent of Eversheds Sutherland (US) LLP(1)

(j)		Consent of Independent Registered Public Accounting Firm(1)

(k)		Not Applicable

(l)		Form of Initial Capital Agreement(2)

(m)		Not Applicable

(n)		Not Applicable

(o)		Reserved

(p)	(1)	Code of Ethics of USCF ETF Trust and USCF Advisers LLC(2)

	(2)	Code of Ethics of ALPS Distributors, Inc.(2)

	(3)	Code of Ethics of Miller/Howard Investments, Inc.(8)

	(4)	Code of Ethics of SummerHaven Investment Management, LLC(8)

(q)	(1)	Power of Attorney(3)

(1) Filed herewith.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on June 27, 2014.

(3) Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on October 21, 2016.

(4) Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on April 24, 2018.

(5) Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement filed on October 29, 2018.

(6) Incorporated herein by reference to Post-Effective Amendment No. 69 to the Registration Statement filed on October 28, 2019.

(7) Incorporated herein by reference to Post-effective Amendment No. 93 to the Registration Statement filed on October 27, 2020.

(8) Incorporated herein by reference to Post-Effective Amendment No. 105 to the Registration Statement filed on March 17, 2021.

(9) Incorporated herein by reference to Post-Effective Amendment No. 117 to the Registration Statement filed on October 26, 2021.

(10) Incorporated herein by reference to Post-Effective Amendment No. 119 to the Registration Statement filed on October 27, 2021.

Item 29. Persons Controlled By or Under Common Control with Registrant

The Registrant wholly-owns and controls USCF Cayman Commodity 2 and USCF Cayman Commodity 4. Reference is made to the captions “Principal Investment Strategies of the Fund” and “Management of the Subsidiary” in the Prospectus for the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund and the USCF Gold Strategy Plus Income Fund included in this Registration Statement.

Item 30. Indemnification

Reference is made to Article 9 of the Registrant’s Amended and Restated Declaration of Trust, which is incorporated herein by reference. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

The Registrant (also referred to as the “Trust” or “USCF ETF Trust”) is organized as a Delaware statutory trust and is operated pursuant to an Amended and Restated Declaration of Trust that permits the Registrant to indemnify every person who is, or has been, a trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”). Each Covered Person is indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, trustee, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification is provided to a Covered Person:

(a) For any liability to the Trust or its shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

(b) With respect to any matter as to which the Covered Person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c) In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) above) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or position by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5 of the Amended and Restated Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Amended and Restated Declaration of Trust may be insured against by policies maintained by the Trust are severable; will not affect any other rights to which any Covered Person is entitled; will continue as to a person who has ceased to be a Covered Person; and will inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Amended and Restated Declaration of Trust will affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Amended and Restated Declaration of Trust will be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Amended and Restated Declaration of Trust, provided that either:

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust is insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion determines, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Amended and Restated Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser

Reference is made to the caption “Management” in the Prospectuses included in this Registration Statement.

USCF Advisers LLC

USCF Advisers LLC is located at 1850 Mt. Diablo Blvd., Suite 640 Walnut Creek, CA 94596. The information as to the directors and officers of USCF Advisers LLC is set forth in USCF Advisers LLC’s Form ADV filed with the SEC (File No. 801-79985), as amended through the date hereof, and is incorporated herein by reference.

SummerHaven Investment Management, LLC

SummerHaven Investment Management, LLC is located at 1286 East Main Street, Fourth Floor, Stamford, CT 06902. The information as to the directors and officers of SummerHaven Investment Management, LLC is set forth in SummerHaven Investment Management, LLC’s Form ADV filed with the SEC (File No. 801-111663), and amended through the date hereof, and is incorporated herein by reference.

Miller/Howard Investments, Inc.

Miller/Howard Investments, Inc., is located at The Fuller Building, 45 Pine Grove Ave, Suite 301, Kingston, NY 12401. The information as to the directors and officers of Miller/Howard Investments, Inc., is set forth in Miller/Howard Investments, Inc.’s Form ADV filed with the SEC ((File No. 801-28170), and amended through the date hereof, and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, Aberdeen Standard Investments ETFs, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, Apollo Diversified Credit Fund (fka Griffin Institutional Access Credit Fund), Apollo Diversified Real Estate Fund (fka Griffin Institutional Access Real Estate Fund), The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, , BBH Trust, Bluerock High Income Institutional Credit Fund, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Cambria ETF Trust, Centre Funds, CIM Real Assets & Credit Fund, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, Cullen Funds Trust, DBX ETF Trust, ETF Series Solutions, Flat Rock Core Income Fund, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, FS Multi-Alternative Income Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Graniteshares ETF Trust, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., IndexIQ Active ETF Trust, IndexIQ ETF Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, MassMutual Premier Funds, MassMutual Advantage Funds, Meridian Fund, Inc., MVP Private Markets Fund, Natixis ETF Trust, Natixis ETF Trust II, Opportunistic Credit Interval Fund, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, Reality Shares ETF Trust, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VI, Stone Ridge Residential Real Estate Income Fund I, Inc., USCF ETF Trust, Valkyrie ETF Trust II, Wasatch Funds, WesMark Funds, Wilmington Funds, XAI Octagon Credit Trust, X-Square Balanced Fund and YieldStreet Prism Fund.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	N/A
Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary	N/A
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	N/A
Jason White ***	Secretary	N/A
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	N/A
Liza Orr	Vice President, Senior Counsel	N/A
Jed Stahl	Vice President, Senior Counsel	N/A
Terence Digan	Vice President	N/A
James Stegall	Vice President	N/A
Gary Ross	Senior Vice President	N/A
Hilary Quinn	Vice President	N/A

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Messrs. Pedonti is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

(c):

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
ALPS Distributors, Inc.	0	0	0	0

Item 33. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

USCF Advisers LLC

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA  94596

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

SummerHaven Investment Management, LLC

1286 East Main Street, 4th Floor

Stamford, CT 06902

Miller/Howard Investments, Inc.

The Fuller Building

45 Pine Grove Ave, Suite 301

Kingston, NY 12401

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 136 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Walnut Creek of the State of California on this 27th day of October, 2022.

USCF ETF TRUST

By:	/s/ John P. Love
John P. Love
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Stuart P. Crumbaugh	Chief Financial Officer (Principal Accounting and	October 27, 2022
Stuart P. Crumbaugh	Principal Financial Officer), Treasurer, Secretary, and Trustee

/s/ John P. Love	President and Principal Executive Officer	October 27, 2022
John P. Love

*	Chairman and Trustee	October 27, 2022
Nicholas D. Gerber

*	Trustee	October 27, 2022
Andrew F Ngim

*	Independent Trustee	October 27, 2022
H. Abram Wilson

*	Independent Trustee	October 27, 2022
Thomas E. Gard

*	Independent Trustee	October 27, 2022
Jeremy Henderson

*	Independent Trustee	October 27, 2022
John D. Schwartz

*By:	/s/ John P. Love
John P. Love
Attorney in Fact
Pursuant to Power of Attorney, dated October 13, 2016, incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on October 21, 2016.

EXHIBIT INDEX

(b)	Bylaws of USCF ETF Trust(1) adopted as of August 10, 2015

(d)(1)	Investment Advisory Agreement by and between USCF ETF Trust and USCF Advisers LLC, dated as of April 10, 2018

(d)(4)	Sub-Advisory Agreement by and between USCF Advisers LLC and Miller/Howard Investments, Inc., dated as of February 18, 2021

(e)(8)	Amendment No. 7 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc. dated as of February 22, 2022

(e)(9)	Amendment No. 8 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc. dated as of May 27, 2022
(e)(10)	Amendment No. 9 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc. dated as of August 3, 2022

(g)(7)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated May 18, 2022
(h)(5)	Management Fee Waiver Letter Agreement by and between USCF Advisers LLC and USCF ETF Trust, dated as of July 28, 2022, on behalf of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund

(h)(8)	Amendment to Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, dated May 18, 2022

(h)(9)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, USCF Cayman Commodity 2 and USCF Cayman Commodity 3, dated May 18, 2022

(i)(2)	Consent of Eversheds Sutherland (US) LLP

(j)	Consent of Independent Registered Public Accounting Firm